                                                                    EXHIBIT 10.7


                             ACQUISITION AGREEMENT

                                  BY AND AMONG

                        CARTER-CROWLEY PROPERTIES, INC.,

                               HI CAPITAL CORP.,

                         METROPORT REALTY CORPORATION,

                        HI PRODUCTION COMPANY, INC. AND

                             DALLAS MAVERICKS, INC.

                                   ("SELLER")

                                      AND

               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                                 ("PURCHASER")

                               TABLE OF CONTENTS

                                    ARTICLE I
                                     ASSETS   . . . . . . . . . . . . . . . .  1
1.1    Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.2    Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . .  1
       1.2.1   Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
       1.2.2   Improvements . . . . . . . . . . . . . . . . . . . . . . . . .  2
       1.2.3   Personal Property  . . . . . . . . . . . . . . . . . . . . . .  2
       1.2.4   Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       1.2.5   Ground Leases  . . . . . . . . . . . . . . . . . . . . . . . .  2
       1.2.6   Operating Agreements . . . . . . . . . . . . . . . . . . . . .  2
       1.2.7   Intangibles  . . . . . . . . . . . . . . . . . . . . . . . . .  2
       1.2.8   Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
1.3    Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . .  3
       1.3.1   Number not used  . . . . . . . . . . . . . . . . . . . . . . .  3
       1.3.2   Rising Star Partnership Interests  . . . . . . . . . . . . . .  3
       1.3.3   Hicks Muse Partnership Interests . . . . . . . . . . . . . . .  3
1.4    Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
1.5    Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . .  3
       1.5.1   Leases, Royalty Interests, Contract Rights . . . . . . . . . .  3
       1.5.2   Wells  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       1.5.3   Contracts and Agreements . . . . . . . . . . . . . . . . . . .  4
1.6    Marketable Securities  . . . . . . . . . . . . . . . . . . . . . . . .  4
1.7    Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.8    Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.9    Citation Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.10   Texas Stadium Suite  . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.11   Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
1.12   Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       1.12.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       1.12.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       1.12.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       1.12.4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       1.12.5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

                                   ARTICLE II
                                 PURCHASE PRICE   . . . . . . . . . . . . . .  6
2.1    Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
2.2    Adjustments to Purchase Price  . . . . . . . . . . . . . . . . . . . .  6
       2.2.1   Partnership Interests  . . . . . . . . . . . . . . . . . . . .  6

       2.2.2   Dispositions of Marketable Securities and Municipal Bonds  . .  6
       2.2.3   Redemption Pursuant to Any Municipal Bonds . . . . . . . . . .  6
       2.2.4   The Addison  . . . . . . . . . . . . . . . . . . . . . . . . .  7
       2.2.5   Flower Mound And Other Undeveloped Land  . . . . . . . . . . .  7
       2.2.6   Radovir Obligation . . . . . . . . . . . . . . . . . . . . . .  7
       2.2.7   Promissory Note Payments . . . . . . . . . . . . . . . . . . .  7
2.3    Allocation of Purchase Price . . . . . . . . . . . . . . . . . . . . .  7
2.4    Adjustment Based on DBL Partnership Interest . . . . . . . . . . . . .  8

                                   ARTICLE III
                                  EARNEST MONEY . . . . . . . . . . . . . . .  8
3.1    Earnest Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

                                   ARTICLE IV
                            DUE DILIGENCE AGREEMENTS  . . . . . . . . . . . .  8
4.1    Due Diligence Deliveries . . . . . . . . . . . . . . . . . . . . . . .  8
4.2    Real Property Deliveries . . . . . . . . . . . . . . . . . . . . . . .  9
       4.2.1   Miscellaneous Agreements . . . . . . . . . . . . . . . . . . .  9
       4.2.2   Operating Agreements . . . . . . . . . . . . . . . . . . . . .  9
       4.2.3   Licenses and Permits . . . . . . . . . . . . . . . . . . . . .  9
       4.2.4   Plans and Specifications . . . . . . . . . . . . . . . . . . .  9
       4.2.5   Tax Statements . . . . . . . . . . . . . . . . . . . . . . . .  9
       4.2.6   Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . .  9
       4.2.7   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  9
       4.2.8   Financial Statements . . . . . . . . . . . . . . . . . . . . .  9
       4.2.9   Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
       4.2.10  Ground Leases  . . . . . . . . . . . . . . . . . . . . . . . . 10
       4.2.11  Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . 10
       4.2.12  Operational Documents  . . . . . . . . . . . . . . . . . . . . 10
       4.2.13  Authorization for Interviews . . . . . . . . . . . . . . . . . 10
       4.2.14  Maintenance Records  . . . . . . . . . . . . . . . . . . . . . 10
       4.2.15  Projected Expenditures . . . . . . . . . . . . . . . . . . . . 10
       4.2.16  Insurance Policies . . . . . . . . . . . . . . . . . . . . . . 10
       4.2.17  Utility Bills  . . . . . . . . . . . . . . . . . . . . . . . . 10
       4.2.18  Disputes; Major Repairs  . . . . . . . . . . . . . . . . . . . 10
       4.2.19  Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . 11
       4.2.20  Confidential Information Concerning Value  . . . . . . . . . . 11
4.3    Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 11
       4.3.1   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 11
       4.3.2   Rising Star Partnership Interests  . . . . . . . . . . . . . . 11
               4.3.2.1   Rising Star Partnership Agreements . . . . . . . . . 11
               4.3.2.2   Investments  . . . . . . . . . . . . . . . . . . . . 11

                         4.3.2.2.1   Division Orders; Title Information . . . 11
                         4.3.2.2.2   Operating Agreements . . . . . . . . . . 11
                         4.3.2.2.3   Transfer Orders; Purchase/Sale
                                       Agreements . . . . . . . . . . . . . . 11
                         4.3.2.2.4   Oil and Gas Leases; Assignment . . . . . 11
                         4.3.2.2.5   Pooling and Unitization Documents  . . . 12
                         4.3.2.2.6   Well Files . . . . . . . . . . . . . . . 12
                         4.3.2.2.7   Engineering and Environmental
                                       Reports  . . . . . . . . . . . . . . . 12
                         4.3.2.2.8   Ad Valorem Tax Information . . . . . . . 12
                         4.3.2.2.9   Maps and Surveys . . . . . . . . . . . . 12
                         4.3.2.2.10  Lease Records  . . . . . . . . . . . . . 12
                         4.3.2.2.11  Other Oil and Gas Information  . . . . . 12
               4.3.2.3   Capital Contributions  . . . . . . . . . . . . . . . 12
               4.3.2.4   Unfunded Commitments . . . . . . . . . . . . . . . . 13
               4.3.2.5   Rising Star Financial Information  . . . . . . . . . 13
               4.3.2.6   Other Information  . . . . . . . . . . . . . . . . . 13
               4.3.2.7   Tax Records  . . . . . . . . . . . . . . . . . . . . 13
       4.3.3   Hicks Muse Partnership Interests . . . . . . . . . . . . . . . 13
               4.3.3.1   Hicks Muse Partnership Agreements  . . . . . . . . . 13
               4.3.3.2   Capital Contributions  . . . . . . . . . . . . . . . 13
               4.3.3.3   Hicks Muse Financial Information . . . . . . . . . . 13
               4.3.3.4   Other Information  . . . . . . . . . . . . . . . . . 14
               4.3.3.5   Tax Information  . . . . . . . . . . . . . . . . . . 14
4.4    Moody-Day Stock Deliveries . . . . . . . . . . . . . . . . . . . . . . 14
       4.4.1   Organizational Documents; Books and Records  . . . . . . . . . 14
       4.4.2   Moody-Day Financial Statements . . . . . . . . . . . . . . . . 14
       4.4.3   Receivables and Payables . . . . . . . . . . . . . . . . . . . 14
       4.4.4   Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . 14
       4.4.5   Agreements, Contracts and Commitments  . . . . . . . . . . . . 15
       4.4.6   Descriptions of Property . . . . . . . . . . . . . . . . . . . 15
       4.4.7   Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . 15
       4.4.8   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . 15
       4.4.9   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . 15
4.5    Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 15
       4.5.1   Division Orders and Title Opinions . . . . . . . . . . . . . . 15
       4.5.2   Operating Agreements . . . . . . . . . . . . . . . . . . . . . 15
       4.5.3   Production Agreements  . . . . . . . . . . . . . . . . . . . . 15
       4.5.4   Service Documents  . . . . . . . . . . . . . . . . . . . . . . 16
       4.5.5   Documents Affecting Title or Value . . . . . . . . . . . . . . 16
       4.5.6   Well Files . . . . . . . . . . . . . . . . . . . . . . . . . . 16
       4.5.7   Reports, Studies . . . . . . . . . . . . . . . . . . . . . . . 16

       4.5.8   Taxes and Documents  . . . . . . . . . . . . . . . . . . . . . 16
       4.5.9   Maps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
       4.5.10  Records and Data . . . . . . . . . . . . . . . . . . . . . . . 16
4.6    Marketable Securities  . . . . . . . . . . . . . . . . . . . . . . . . 16
4.7    Municipal Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
4.8    Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
       4.8.1   Notes and Security Documents . . . . . . . . . . . . . . . . . 17
       4.8.2   Payments Received  . . . . . . . . . . . . . . . . . . . . . . 17
       4.8.3   Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
4.9    Citation Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
       4.9.1   Lease and Purchase Agreements  . . . . . . . . . . . . . . . . 17
       4.9.2   Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
4.10   Other Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
4.11   Records in Possession of Seller  . . . . . . . . . . . . . . . . . . . 17

                                    ARTICLE V
                               TITLE REVIEW PERIOD  . . . . . . . . . . . . . 17
5.1    Real Property Assets Title Review  . . . . . . . . . . . . . . . . . . 17
5.2    Real Property Assets Permitted Exceptions  . . . . . . . . . . . . . . 18
5.3    Oil and Gas Interests Title Review . . . . . . . . . . . . . . . . . . 19

                                   ARTICLE VI
                                INSPECTION PERIOD . . . . . . . . . . . . . . 19
6.1    Inspection Period  . . . . . . . . . . . . . . . . . . . . . . . . . . 19
6.2    Purchaser's Right to Review Books  . . . . . . . . . . . . . . . . . . 20
6.3    Sellers' Cooperation Regarding Partnerships and Moody-Day  . . . . . . 21
6.4    Continuing Access Prior to Closing . . . . . . . . . . . . . . . . . . 21

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . 21
7.1    Representations and Warranties of Seller . . . . . . . . . . . . . . . 21
       7.1.1   Organization, Existence and Good Standing  . . . . . . . . . . 22
       7.1.2   Authorization; Enforceability  . . . . . . . . . . . . . . . . 22
       7.1.3   No Violation of Laws or Agreements . . . . . . . . . . . . . . 22
       7.1.4   No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . 22
       7.1.5   No Rights of First Refusal . . . . . . . . . . . . . . . . . . 23
       7.1.6   Accuracy of Documents  . . . . . . . . . . . . . . . . . . . . 23
       7.1.7   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       7.1.8   Shareholder Consent  . . . . . . . . . . . . . . . . . . . . . 23
7.2    Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 23
       7.2.1   Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       7.2.2   Rent Roll  . . . . . . . . . . . . . . . . . . . . . . . . . . 23

       7.2.3   Defects  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       7.2.4   Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       7.2.5   No Rent Prepayments  . . . . . . . . . . . . . . . . . . . . . 24
       7.2.6   Environmental Matters  . . . . . . . . . . . . . . . . . . . . 24
       7.2.7   RSF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       7.2.8   Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . 24
       7.2.9   Operating Agreements . . . . . . . . . . . . . . . . . . . . . 24
       7.2.10  Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       7.2.11  Effective Contracts  . . . . . . . . . . . . . . . . . . . . . 24
       7.2.12  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . 25
       7.2.13  Licenses and Permits . . . . . . . . . . . . . . . . . . . . . 25
       7.2.14  Insurance Compliance . . . . . . . . . . . . . . . . . . . . . 25
       7.2.15  Zoning . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
       7.2.16  Agreements Affecting Properties  . . . . . . . . . . . . . . . 25
       7.2.17  Status of Leases . . . . . . . . . . . . . . . . . . . . . . . 26
       7.2.18  Assessments  . . . . . . . . . . . . . . . . . . . . . . . . . 26
       7.2.19  Books and Records; Financial Information . . . . . . . . . . . 26
       7.2.20  Number not used  . . . . . . . . . . . . . . . . . . . . . . . 26
       7.2.21  Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.2.22  Undeveloped Land . . . . . . . . . . . . . . . . . . . . . . . 27
       7.2.23  Tenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.2.24  Soil Conditions  . . . . . . . . . . . . . . . . . . . . . . . 27
7.3    Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.3.1   General Representations and Warranties as to Partnership
                 Interests  . . . . . . . . . . . . . . . . . . . . . . . . . 27
               7.3.1.1   Ownership  . . . . . . . . . . . . . . . . . . . . . 27
               7.3.1.2   Organization, Existence and Good Standing            27
               7.3.1.3   Partnership Agreements; Amendments . . . . . . . . . 27
               7.3.1.4   No Default; No Litigation  . . . . . . . . . . . . . 28
               7.3.1.5   No Obligations . . . . . . . . . . . . . . . . . . . 28
               7.3.1.6   Right to Transfer; Right to Become Substitute
                           Limited Partner  . . . . . . . . . . . . . . . . . 28
       7.3.2   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 28
       7.3.3   Rising Star Partnership Interests  . . . . . . . . . . . . . . 28
               7.3.3.1   Related Agreements and Rights  . . . . . . . . . . . 28
               7.3.3.2   Approvals; Consents  . . . . . . . . . . . . . . . . 28
               7.3.3.3   Partners . . . . . . . . . . . . . . . . . . . . . . 28
       7.3.4   Hicks Muse Partnership Interests . . . . . . . . . . . . . . . 29
               7.3.4.1   Related Agreements and Rights  . . . . . . . . . . . 29
               7.3.4.2   Approvals; Consents  . . . . . . . . . . . . . . . . 29
7.4    Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
       7.4.1   Shares of Moody-Day Stock  . . . . . . . . . . . . . . . . . . 29
       7.4.2   Consents and Approvals; No Violation . . . . . . . . . . . . . 29

       7.4.3   Moody-Day Financial Statements . . . . . . . . . . . . . . . . 30
       7.4.4   Books and Records  . . . . . . . . . . . . . . . . . . . . . . 30
       7.4.5   Absence of Undisclosed Liabilities . . . . . . . . . . . . . . 30
       7.4.6   Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . 31
       7.4.7   Customers  . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       7.4.8   Absence of Changes . . . . . . . . . . . . . . . . . . . . . . 31
       7.4.9   Agreements, Contracts and Commitments  . . . . . . . . . . . . 32
       7.4.10  Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . 32
       7.4.11  Title to Properties and Related Matters  . . . . . . . . . . . 33
       7.4.12  Condition and Sufficiency of Assets  . . . . . . . . . . . . . 33
       7.4.13  Leasehold Interests  . . . . . . . . . . . . . . . . . . . . . 33
       7.4.14  Personal Property  . . . . . . . . . . . . . . . . . . . . . . 34
       7.4.15  Compensation and Benefit Plans . . . . . . . . . . . . . . . . 34
       7.4.16  Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . 34
       7.4.17  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . 34
       7.4.18  Environmental Matters  . . . . . . . . . . . . . . . . . . . . 35
       7.4.19  Intellectual Property  . . . . . . . . . . . . . . . . . . . . 35
       7.4.20  Bank Accounts; Powers of Attorney  . . . . . . . . . . . . . . 35
7.5    Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 35
       7.5.1   Defensible Title . . . . . . . . . . . . . . . . . . . . . . . 35
       7.5.2   Seller's Interest in Production and Expenses . . . . . . . . . 35
       7.5.3   Compliance with Legal Requirements . . . . . . . . . . . . . . 35
       7.5.4   Ad Valorem Taxes . . . . . . . . . . . . . . . . . . . . . . . 36
       7.5.5   No Excess Production; Volume Imbalance . . . . . . . . . . . . 36
       7.5.6   No Hazardous Substances  . . . . . . . . . . . . . . . . . . . 36
       7.5.7   Rights to Dispose of Interest  . . . . . . . . . . . . . . . . 36
       7.5.8   Petroleum Engineering Report . . . . . . . . . . . . . . . . . 36
       7.5.9   Sales Proceeds . . . . . . . . . . . . . . . . . . . . . . . . 36
       7.5.10  Consents and Approvals . . . . . . . . . . . . . . . . . . . . 36
       7.5.11  Agreements Valid and Enforceable . . . . . . . . . . . . . . . 37
       7.5.12  Payment of Rentals and Royalties . . . . . . . . . . . . . . . 37
       7.5.13  No Commitments . . . . . . . . . . . . . . . . . . . . . . . . 37
       7.5.14  Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . 37
       7.5.15  Use of Oil and Gas Interests . . . . . . . . . . . . . . . . . 37
       7.5.16  No Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . 37
7.6    Marketable Securities  . . . . . . . . . . . . . . . . . . . . . . . . 37
7.7    Municipal Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
7.8    Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
       7.8.1   Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . 38
       7.8.2   No Additional Agreements . . . . . . . . . . . . . . . . . . . 38
       7.8.3   Consents and Approvals . . . . . . . . . . . . . . . . . . . . 38
       7.8.4   No Default . . . . . . . . . . . . . . . . . . . . . . . . . . 38

       7.8.5   No Advances  . . . . . . . . . . . . . . . . . . . . . . . . . 38
       7.8.6   Principal Balances . . . . . . . . . . . . . . . . . . . . . . 38
       7.8.7   Valid Liens  . . . . . . . . . . . . . . . . . . . . . . . . . 38
       7.8.8   No Defenses, Setoffs, Counterclaims  . . . . . . . . . . . . . 38
7.9    Citation Interest/Texas Stadium License  . . . . . . . . . . . . . . . 38
       7.9.1   Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . 39
       7.9.2   No Modification  . . . . . . . . . . . . . . . . . . . . . . . 39
       7.9.3   Consents and Approvals . . . . . . . . . . . . . . . . . . . . 39
       7.9.4   No Default . . . . . . . . . . . . . . . . . . . . . . . . . . 39
       7.9.5   No Defenses, Setoffs, Counterclaims  . . . . . . . . . . . . . 39
7.10   Representations and Warranties of Purchaser  . . . . . . . . . . . . . 39
       7.10.1  Organization, Existence and Good Standing  . . . . . . . . . . 39
       7.10.2  Authorization; Enforceability  . . . . . . . . . . . . . . . . 39
       7.10.3  No Violation of Laws or Agreements . . . . . . . . . . . . . . 39
       7.10.4  No Proceedings . . . . . . . . . . . . . . . . . . . . . . . . 40
       7.10.5  Investment . . . . . . . . . . . . . . . . . . . . . . . . . . 40

                                  ARTICLE VIII
                      SELLER'S AGREEMENTS PRIOR TO CLOSING  . . . . . . . . . 40
8.1    Seller's Agreements prior to Closing . . . . . . . . . . . . . . . . . 40
       8.1.1   Untrue Representations . . . . . . . . . . . . . . . . . . . . 40
       8.1.2   Notice of Proceedings  . . . . . . . . . . . . . . . . . . . . 40
       8.1.3   Commercially Reasonable Efforts  . . . . . . . . . . . . . . . 40
       8.1.4   Notification of Certain Matters  . . . . . . . . . . . . . . . 41
       8.1.5   Operation Prior to the Closing Date  . . . . . . . . . . . . . 41
       8.1.6   Performance of Obligations . . . . . . . . . . . . . . . . . . 41
       8.1.7   No Transfer or Encumbrances  . . . . . . . . . . . . . . . . . 41
       8.1.8   No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . 41
       8.1.9   Compliance with Legal Requirements . . . . . . . . . . . . . . 42
       8.1.10  Affiliate Indebtedness . . . . . . . . . . . . . . . . . . . . 42
8.2    Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 42
       8.2.1   Further Conveyances  . . . . . . . . . . . . . . . . . . . . . 42
       8.2.2   Operation  . . . . . . . . . . . . . . . . . . . . . . . . . . 42
       8.2.3   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . 42
       8.2.4   Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
       8.2.5   New Contracts  . . . . . . . . . . . . . . . . . . . . . . . . 43
       8.2.6   Capital Expenditures . . . . . . . . . . . . . . . . . . . . . 43
       8.2.7   Sale of Personal Property  . . . . . . . . . . . . . . . . . . 43
       8.2.8   Trade Accounts . . . . . . . . . . . . . . . . . . . . . . . . 43
       8.2.9   Performance Under Leases . . . . . . . . . . . . . . . . . . . 43
       8.2.10  Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
       8.2.11  Defects Repair . . . . . . . . . . . . . . . . . . . . . . . . 44

       8.2.12  Number not used  . . . . . . . . . . . . . . . . . . . . . . . 44
       8.2.13  Ground Leases  . . . . . . . . . . . . . . . . . . . . . . . . 44
       8.2.14  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . 44
       8.2.15  Seller's Lease at Meridian . . . . . . . . . . . . . . . . . . 44
       8.2.16  CompUSA Right of First Refusal . . . . . . . . . . . . . . . . 44
       8.2.17  Approved Sale Contracts  . . . . . . . . . . . . . . . . . . . 45
       8.2.18  Ohio Drive I . . . . . . . . . . . . . . . . . . . . . . . . . 45
8.3    Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 45
       8.3.1   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
               8.3.1.1   Notices; Participation . . . . . . . . . . . . . . . 45
               8.3.1.2   Contributions and Distributions  . . . . . . . . . . 46
               8.3.1.3   Consents from Partners and Third Parties . . . . . . 46
       8.3.2   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 46
       8.3.3   Rising Star Partnership Interests  . . . . . . . . . . . . . . 47
       8.3.4   Hicks Muse Partnership Interests . . . . . . . . . . . . . . . 47
8.4    Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
       8.4.1   Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . 47
       8.4.2   Restricted Activities  . . . . . . . . . . . . . . . . . . . . 48
       8.4.3   Moody-Day Corporate Matters  . . . . . . . . . . . . . . . . . 49
8.5    Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.1   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.2   Performance; No Violations . . . . . . . . . . . . . . . . . . 49
       8.5.3   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.4   Additional Information . . . . . . . . . . . . . . . . . . . . 49
       8.5.5   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.6   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.7   Number not used  . . . . . . . . . . . . . . . . . . . . . . . 49
       8.5.8   Consents and Approvals . . . . . . . . . . . . . . . . . . . . 49
       8.5.9   No New Commitments; Modification . . . . . . . . . . . . . . . 49
       8.5.10  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . 50
       8.5.11  No Additional Undertakings . . . . . . . . . . . . . . . . . . 50
       8.5.12  Environmental Assessment . . . . . . . . . . . . . . . . . . . 50
8.6    Marketable Securities  . . . . . . . . . . . . . . . . . . . . . . . . 50
8.7    Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
8.8    Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
       8.8.1   Notice of Proceedings  . . . . . . . . . . . . . . . . . . . . 50
       8.8.2   No Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . 51
       8.8.4   No Amendments or Modifications . . . . . . . . . . . . . . . . 51
       8.8.5   Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . 51
       8.8.6   No Releases  . . . . . . . . . . . . . . . . . . . . . . . . . 51
       8.8.7   Collateral for Allied Note . . . . . . . . . . . . . . . . . . 51
8.9    Citation Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . 51

       8.9.1   No Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . 51
       8.9.2   No Transfers . . . . . . . . . . . . . . . . . . . . . . . . . 52
       8.9.3   No Amendments or Modifications . . . . . . . . . . . . . . . . 52
8.10   Purchaser's General Agreements Prior to Closing  . . . . . . . . . . . 52
       8.10.1  Untrue Representations . . . . . . . . . . . . . . . . . . . . 52
       8.10.2  Notice of Proceedings  . . . . . . . . . . . . . . . . . . . . 52
       8.10.3  Commercially Reasonable Efforts  . . . . . . . . . . . . . . . 52
       8.10.4  No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . 52

                                   ARTICLE IX
                       DELIVERY OF CONSENTS AND ESTOPPELS   . . . . . . . . . 53
9.1    Consents and Estoppels . . . . . . . . . . . . . . . . . . . . . . . . 53
9.2    Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 53
       9.2.1   Tenant Estoppels . . . . . . . . . . . . . . . . . . . . . . . 53
       9.2.2   Ground Lessor Estoppels  . . . . . . . . . . . . . . . . . . . 54
9.3    Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 54
9.4    Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
9.5    Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 55
9.6    Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

                                    ARTICLE X
                                   CONDITIONS   . . . . . . . . . . . . . . . 55
10.1   Purchaser's Conditions . . . . . . . . . . . . . . . . . . . . . . . . 55
       10.1.1  Representations, Warranties and Covenants  . . . . . . . . . . 55
       10.1.2  No Material Adverse Change . . . . . . . . . . . . . . . . . . 55
       10.1.3  No Pending Litigation  . . . . . . . . . . . . . . . . . . . . 56
       10.1.4  Closing Documents  . . . . . . . . . . . . . . . . . . . . . . 56
       10.1.5  Authorization  . . . . . . . . . . . . . . . . . . . . . . . . 56
       10.1.6  No Prohibition of Transaction  . . . . . . . . . . . . . . . . 56
       10.1.7  Documentation  . . . . . . . . . . . . . . . . . . . . . . . . 56
       10.1.8  Affiliate Indebtedness . . . . . . . . . . . . . . . . . . . . 56
10.2   Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 56
       10.2.1  Closing Title Commitments  . . . . . . . . . . . . . . . . . . 57
       10.2.2  Rent Roll  . . . . . . . . . . . . . . . . . . . . . . . . . . 57
       10.2.3  Material Change  . . . . . . . . . . . . . . . . . . . . . . . 57
10.3   Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 57
10.4   Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
10.5   Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 58
       10.5.1  Consents and Approvals . . . . . . . . . . . . . . . . . . . . 58
       10.5.2  Number not used  . . . . . . . . . . . . . . . . . . . . . . . 58
       10.5.3  No Adverse Change  . . . . . . . . . . . . . . . . . . . . . . 58
10.6.  Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

10.7   Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
10.8   Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
       10.8.1   No Default  . . . . . . . . . . . . . . . . . . . . . . . . . 58
       10.8.2   Principal Balance . . . . . . . . . . . . . . . . . . . . . . 58
10.9   Citation Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . 58
       10.9.1   No Default  . . . . . . . . . . . . . . . . . . . . . . . . . 58
       10.9.2   Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
10.10  Texas Stadium Suite  . . . . . . . . . . . . . . . . . . . . . . . . . 58
10.11  Failure of Consent Conditions  . . . . . . . . . . . . . . . . . . . . 59
10.12  Seller's Conditions to Closing . . . . . . . . . . . . . . . . . . . . 59
       10.12.1  Representations, Warranties and Covenants . . . . . . . . . . 59
       10.12.2  No Pending Litigation . . . . . . . . . . . . . . . . . . . . 59
       10.12.3  Authorization . . . . . . . . . . . . . . . . . . . . . . . . 59
       10.12.4  No Prohibition of Transaction . . . . . . . . . . . . . . . . 59
10.13  Failure of Seller's Conditions to Closing  . . . . . . . . . . . . . . 60
10.14  Evaluation of Liabilities Associated with Oil and Gas Interests  . . . 60
10.15  Fairness Opinion Condition . . . . . . . . . . . . . . . . . . . . . . 60

                                   ARTICLE XI
                                     CLOSING  . . . . . . . . . . . . . . . . 61

                                   ARTICLE XII
                         SELLER'S OBLIGATIONS AT CLOSING  . . . . . . . . . . 61
12.1   Seller's Obligations at Closing  . . . . . . . . . . . . . . . . . . . 61
       12.1.1   General Closing Obligations of Seller . . . . . . . . . . . . 61
       12.1.2   Affiliate Indebtedness  . . . . . . . . . . . . . . . . . . . 61
12.2   Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.6   Number not used . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.7   Number not used . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
       12.2.10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
12.3   Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 63
12.4   Moody-Day Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
12.5   Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 63
       12.5.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
       12.5.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

       12.5.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
12.6   Marketable Securities  . . . . . . . . . . . . . . . . . . . . . . . . 63
12.7   Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
12.8   Promissory Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
       12.8.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
       12.8.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
       12.8.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.8.4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.8.5   Number not used . . . . . . . . . . . . . . . . . . . . . . . 64
       12.8.6   Number not used . . . . . . . . . . . . . . . . . . . . . . . 64
       12.8.7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.8.8   Number not used . . . . . . . . . . . . . . . . . . . . . . . 64
12.9   Citation Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.9.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.9.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
12.10  Texas Stadium Suite  . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.10.1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
       12.10.2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64

                                  ARTICLE XIII
                       PURCHASER'S OBLIGATIONS AT CLOSING   . . . . . . . . . 64
13.1   Purchaser's Obligations at Closing . . . . . . . . . . . . . . . . . . 64
       13.1.1   General Closing Obligations of Purchaser  . . . . . . . . . . 65
13.2   Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 65
       13.2.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
       13.2.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
13.3   Partnership Interests  . . . . . . . . . . . . . . . . . . . . . . . . 65
13.4   Texas Stadium Suite  . . . . . . . . . . . . . . . . . . . . . . . . . 65
13.5   Other Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . 65
13.6   Additional Agreements  . . . . . . . . . . . . . . . . . . . . . . . . 65

                                   ARTICLE XIV
                              COSTS AND ADJUSTMENTS . . . . . . . . . . . . . 66
14.1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
14.2   Real Property Assets . . . . . . . . . . . . . . . . . . . . . . . . . 66
       14.2.1   Rents and Expenses  . . . . . . . . . . . . . . . . . . . . . 66
       14.2.2   Ordinary Expenses . . . . . . . . . . . . . . . . . . . . . . 66
       14.2.3   Lease Payments  . . . . . . . . . . . . . . . . . . . . . . . 67
       14.2.4   Security Deposits . . . . . . . . . . . . . . . . . . . . . . 67
       14.2.5   Operating Expense Rent  . . . . . . . . . . . . . . . . . . . 67
       14.2.6   Recording Costs . . . . . . . . . . . . . . . . . . . . . . . 68
       14.2.7   Tenant Improvements; Commissions  . . . . . . . . . . . . . . 68

14.3   Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.4   Moody-Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.5   Oil and Gas Interests  . . . . . . . . . . . . . . . . . . . . . . . . 69
14.6   Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.7   Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.8   Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.9   Citation Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.10  Texas Stadium Suite  . . . . . . . . . . . . . . . . . . . . . . . . . 69
14.11  Recording of Documents . . . . . . . . . . . . . . . . . . . . . . . . 69
14.12  Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70

                                   ARTICLE XV
                                 AS IS PROVISION  . . . . . . . . . . . . . . 70

                                   ARTICLE XVI
                              INDEMNITY OBLIGATIONS . . . . . . . . . . . . . 71
16.1   Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . 71
16.2   Indemnification by Purchaser . . . . . . . . . . . . . . . . . . . . . 71
16.3   Notice of Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
16.4   Third Party Claims . . . . . . . . . . . . . . . . . . . . . . . . . . 72
16.5   Good Faith Efforts to Settle Disputes  . . . . . . . . . . . . . . . . 72
16.6   Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
16.7   Survival and Limitation of Indemnities . . . . . . . . . . . . . . . . 72

                                  ARTICLE XVII
              CONDEMNATION, DAMAGE OR DESTRUCTION PRIOR TO CLOSING  . . . . . 73
17.1   Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
17.2   Risk of Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
       17.2.1   Certain Definitions . . . . . . . . . . . . . . . . . . . . . 73
       17.2.2   Loss and Restoration Estimates  . . . . . . . . . . . . . . . 73
       17.2.3   Restoration Not Completed by Closing Date . . . . . . . . . . 74
       17.2.4   Maintenance of Insurance Prior to Closing . . . . . . . . . . 74

                                  ARTICLE XVIII
                     POSSESSION OF ASSETS FOLLOWING CLOSING   . . . . . . . . 75

                                   ARTICLE XIX
                                     NOTICES  . . . . . . . . . . . . . . . . 75

                                   ARTICLE XX
                                    REMEDIES  . . . . . . . . . . . . . . . . 76
20.1   Default by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . 76

20.2   Default by Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . 77
20.3   Adjustment Events  . . . . . . . . . . . . . . . . . . . . . . . . . . 77
       20.3.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . 77
       20.3.2   Adjustment Floor Not Exceeded . . . . . . . . . . . . . . . . 77
       20.3.3   Adjustment Floor Exceeded . . . . . . . . . . . . . . . . . . 77
       20.3.4   Termination . . . . . . . . . . . . . . . . . . . . . . . . . 78
       20.3.5   Effect of Closing . . . . . . . . . . . . . . . . . . . . . . 78
       20.3.6   Sole Remedies . . . . . . . . . . . . . . . . . . . . . . . . 79
20.4   Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
20.5   Incidental and Consequential Damages . . . . . . . . . . . . . . . . . 80
20.6   Survival of Sections 17.1, 17.2, 20.3 and 20.4 . . . . . . . . . . . . 80
20.7   Termination of DMI Agreement . . . . . . . . . . . . . . . . . . . . . 80

                                   ARTICLE XXI
                                  MISCELLANEOUS . . . . . . . . . . . . . . . 81
21.1   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
21.2   Interpretation and Applicable Law  . . . . . . . . . . . . . . . . . . 81
21.3   Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
21.4   Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
21.5   Descriptive Headings . . . . . . . . . . . . . . . . . . . . . . . . . 82
21.6   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
21.7   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
21.8   Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
21.9   Commissions and Finders Fees . . . . . . . . . . . . . . . . . . . . . 82
21.10  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
21.11  Rule of Construction . . . . . . . . . . . . . . . . . . . . . . . . . 85
21.12  Number not used  . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
21.13  Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
21.14  Notice of Intent to Sell Moody-Day . . . . . . . . . . . . . . . . . . 85
21.15  Access to Records after Closing  . . . . . . . . . . . . . . . . . . . 85
21.16  Special Non-Disclosure Agreement . . . . . . . . . . . . . . . . . . . 86
21.17  Retention by CCP . . . . . . . . . . . . . . . . . . . . . . . . . . . 86

                                  ARTICLE XXII
                                   DEFINITIONS  . . . . . . . . . . . . . . . 86

                             ACQUISITION AGREEMENT


This Acquisition Agreement ("Agreement") is entered into by and among CARTER-CROWLEY PROPERTIES, INC., a Texas corporation ("CCP"), HI CAPITAL CORP., a Texas corporation ("HCC"), METROPORT REALTY CORPORATION, a Texas corporation ("MRC"), HI PRODUCTION COMPANY, INC., a Texas corporation ("HPC"), DALLAS MAVERICKS, INC., a Texas corporation ("DMI") (CCP, HCC, MRC, HPC, and DMI are collectively referred to as "Seller" in accordance with Section 1.12) and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), as of the 10th day of February, 1997 (the "Effective Date").

                               R E C I T A L S :

    FOR AND IN CONSIDERATION of the promises, undertakings, and mutual covenants of the parties herein set forth, Seller hereby agrees to sell and Purchaser hereby agrees to purchase and pay for all that certain property hereinafter described in accordance with the following terms and conditions.

                                   ARTICLE I
                                     ASSETS

    1.1 Assets. Each respective Seller (as more particularly described in Section 1.12) agrees to sell and Purchaser agrees to purchase in accordance with the terms of this Agreement the assets (the "Assets" and each an "Asset") described in Sections 1.2 through 1.10.

    1.2 Real Property Assets. The phrase "Real Property Assets" shall collectively mean the Land, Improvements, Personal Property, Leases, Ground Leases, Operating Agreements, Intangibles and Permits as more particularly defined below in Sections 1.2.1 through 1.2.9.

         1.2.1   Land.  (i) Seller's fee simple interest in those thirty-two
(32) certain tracts or parcels of land more particularly described as Parcels 1-10, Parcels 12-16, and Parcels 20-35 on Exhibit 1.2.1(i); (ii) all of Seller's right, title and interest as lessee in that certain leasehold estate ("Airport Leasehold") covering certain land located in Dallas County, Texas, and more specifically described as Parcel 19 in Exhibit 1.2.1(ii) (the lease described on Exhibit 1.2.1(ii) is called the "Airport Ground Lease"); (iii) all of Seller's right, title and interest as lessee in that certain leasehold estate ("Stemmons Leasehold") covering certain land located in Dallas County, Texas, and more specifically described as Parcel 11 in Exhibit 1.2.1(iii) (the lease described on Exhibit 1.2.1(iii) is called the "Stemmons Ground Lease") together with Seller's option to purchase the Stemmons Leasehold as described on Exhibit 1.2.1(ii); and (iv) together with any right right, title and interest of Seller in and to adjacent strips or gores, streets, alleys or rights-of-way and all rights of ingress and egress thereto (Parcels 1-16 and 19-35 are each referred to individually as a Parcel and collectively as the "Land").

         1.2.2 Improvements. All buildings, improvements and structures [including hangers ("Hangers")] (collectively "Improvements") now or hereafter situated on any part of the Land, including but not limited to all non-building site improvements and all facilities and installations thereon owned by Seller.

         1.2.3 Personal Property. All personal property owned by Seller upon the Properties (including, but not limited to, the personal property situated in Suite 400 of the Meridian), including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used in connection with the operation of the Properties, excluding those items of personal property identified on Exhibit 1.2.3 (collectively, the "Personal Property").

         1.2.4 Leases. All of Seller's right, title and interest in all oral or written agreements pursuant to which any portion of any Parcel is used or occupied by anyone other than Seller (collectively the "Leases") together with all security deposits and letters of credit delivered as security deposits not forfeited or refunded ("Security Deposits") of tenants occupying any portion of the Properties. The Security Deposits shall not include any security deposits returned to tenants following lease expiration or applied against rent following tenant default in the ordinary course of Seller's business.

         1.2.5 Ground Leases. All of Seller's right, title and interest in all ground leases (including but not limited to, the Stemmons Ground Lease and the Airport Ground Lease) ("Ground Leases") affecting the Properties.

         1.2.6 Operating Agreements. All of Seller's right, title and interest in and to those contracts and agreements relating to the upkeep, repair, maintenance or operation of the Properties which will extend beyond the date of closing and all other agreements to which Seller is a party relating to any of the Parcels, including specifically, without limitation, all assignable equipment leases (collectively, the "Operating Agreements").

         1.2.7 Intangibles. All assignable warranties and guaranties (express or implied) relating to any of the Properties, all utility deposits, the use of trade names or trademarks (other than Carter-Crowley Properties, HI Capital, HI Production, and Dallas Mavericks, Inc.) used in connection with any of the Properties, and any goodwill related to each Property (collectively, the "Intangibles").

         1.2.8 Permits. All assignable building permits, certificates of occupancy, consents, permits, approvals, and utility rights issued in connection with or appurtenant to any of the Properties (collectively, "Permits").

Each Parcel and the Improvements and Personal Property situated therein is called each a "Property" and collectively "Properties."

    1.3 Partnership Interests. The phrase "Partnership Interests" shall collectively mean the Rising Star Partnership Interests and the Hicks Muse Partnership Interests, as more particularly defined below in Sections 1.3.2 and 1.3.3.

         1.3.1   Number not used.

         1.3.2   Rising Star Partnership Interests.  The interests of Seller in
(i) RSE Partners-I, L.P., a Texas limited partnership ("RSE-I"), and (ii) RSE Partners-II, L.P., a Texas limited partnership ("RSE-II"), as more particularly described in Exhibit 1.3.2 (collectively, the "Rising Star Partnership Interests").

         1.3.3 Hicks Muse Partnership Interests. The interests of Seller in Hicks, Muse, Tate & Furst Equity Fund II, L.P., a Delaware limited partnership ("Hicks Muse Equity Fund II"), and as a Class A Limited Partner in its general partner HM2/GP Partners, L.P., a Delaware limited partnership ("HM2/GP") as more particularly described in Exhibit 1.3.3 (collectively, the "Hicks Muse Partnership Interests").

RSE-I, RSE-II, Hicks Muse Equity Fund II and HM2/GP are referred to herein as a "Partnership" or the "Partnerships," as the case may be, and the agreements described in Exhibits 1.3.2 and 1.3.3 describing and evidencing the Partnership Interests, including amendments thereto, are referred to herein as a "Partnership Agreement" or the "Partnership Agreements," as the case may be.

    1.4 Moody-Day Stock. All of the issued and outstanding shares of capital stock of Moody-Day, Inc., a Texas corporation ("Moody-Day"), which stock consists of 12,500 shares, no par value per share, of common stock of Moody-Day ("Moody-Day Stock"). (The assets of Moody-Day include certain real property ("Moody-Day Tracts") more particularly described in Exhibit 1.4.

    1.5 Oil and Gas Interests. The following interests of Seller (collectively, the "Oil and Gas Interests"):

         1.5.1 Leases, Royalty Interests, Contract Rights. The interest of Seller in the oil and gas leases, leasehold estates, mineral and royalty interests, overriding royalty interests, contractual rights, and other interests owned by Seller described in Exhibit 1.5.

         1.5.2 Wells. The interest of Seller in the oil and gas wells described in Exhibit 1.5 (said interest being described in Exhibit 1.5 by reference to Seller's leasehold or cost burden interest and Seller's net revenue interest).

         1.5.3 Contracts and Agreements. Seller's interest in contracts and agreements that benefit or burden the items listed in Sections 1.5.1 and 1.5.2 including, but not limited to, operating, tax partnership, unitization, pooling, farmout, gas sale, and gas processing agreements, and all personal property and fixtures listed in Sections 1.5.1 and 1.5.2 appurtenant thereto or used or obtained in connection therewith or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom, including, but not limited to wells, tanks, lease equipment, saltwater disposal systems, water flood facilities, gathering and flowlines, pipelines, processing plants, and compressor facilities.

    1.6 Marketable Securities. 1,000,000 shares of Common Stock of Masco Corporation (the "Masco Stock"), 29,500 shares of Common Stock of Banc One Corporation (the "Banc One Stock"), and any and all distributions of cash, property or securities thereon or additional or other securities, cash, or other property into which any of the foregoing are converted or for which they may be exchanged received by Seller on or after the Closing Date (collectively referred to herein as the "Marketable Securities").

    1.7 Bonds. The municipal and other bonds or debt instruments ("Municipal Bonds") listed on Exhibit 1.7-A and the bonds ("Arena Bonds") listed on Exhibit 1.7-B.

    1.8 Promissory Notes. The promissory notes (the "Promissory Notes"), and all documents securing their payment (the "Security Documents"), and the guaranty agreements (the "Guaranty Agreements") described on Exhibit 1.8. The security for the Allied Note (as defined on Exhibit 1.8) includes a deed of trust ("Allied Deed of Trust") encumbering certain real estate and the improvements and personal property situated thereon (collectively, the "Allied Tract") and described as Parcel 17 on Exhibit 1.2.1(i).

    1.9 Citation Interest. All of Seller's right, title and interest in and to (i) that certain Lease Agreement (the "Cessna Citation Lease") dated November 22, 1996 between Executive Jet Sales, Inc., and CCP, relating to an undivided 12.5% interest in a Cessna Citation SII and (ii) that certain Citation V Purchase Agreement (the "Cessna V Ultra PA") dated November 22, 1996 between Executive Jet Sales, Inc., and CCP, relating to an undivided 12.5% interest in a Cessna Citation V Ultra, and all agreements related thereto, as more particularly described in Exhibit 1.9 (including but not limited to any down payments or deposits previously paid) (collectively, the "Citation Interest").

    1.10 Texas Stadium Suite. All of Seller's right, title and interest in that certain luxury skybox ("Stadium Suite") commonly known as Suite #212, Texas Stadium Circle Suites, Irving, Dallas County, Texas and more particularly described in Exhibit 1.10 (the license agreement described on Exhibit 1.10 is called the "Stadium License Agreement"), together with (i) all improvements, fixtures and personal property ("Stadium Improvements") situated in the Stadium Suite and owned by Seller; (ii) those bonds (collectively "Stadium Bonds") described on Exhibit 1.10, and (iii) those season ticket options ("Ticket Options") described on Exhibit 1.10. The phrase "Texas Stadium Suite" shall include the Stadium Suite, Stadium Improvements, Ticket Options and the Stadium Bonds.

    1.11 Assets. The Real Property Assets, Partnership Interests, Moody-Day Stock, Oil and Gas Interests, Marketable Securities, Municipal Bonds, Arena Bonds, Promissory Notes, Citation Interest, and Texas Stadium Suite are hereinafter sometimes referred to individually as an "Asset" or collectively as the "Assets." Each Property may hereafter be referred to by the common name indicated in parenthesis at the beginning of description of each parcel on
Exhibit 1.2.1(i). The Properties described as Parcels 21-35 on Exhibit 1.2.1(i) are collectively called "Undeveloped Land." The Properties described as Parcels 1-10 and 12-14 on Exhibit 1.2.1(i) together with the Stemmons Leasehold ("Parcel") and the Improvements situated thereon are collectively called the "Office Properties" and the Improvements thereon are called "Office Buildings." The Properties described as Parcels 15-16 of Exhibit 1.2.1(i) are called the "Apartments." Each of the Promissory Notes may hereafter be referred to by the name indicated on Exhibit 1.8. When used in Section 4.2.1 through 4.2.20, 7.2.1 through 7.2.21, Sections 5.1 and 5.2, the term "Properties" includes the Moody-Day Tracts. When used in Sections 4.2.1 through 4.2.20, the term "Properties" includes the Texas Stadium Suite.

    1.12 Seller.  The respective Seller for each of the Assets are as follows:

         1.12.1 CCP is the owner of (i) all Real Property Assets except for those Parcels which are owned by the other Sellers as otherwise indicated in this Section 1.12; (ii) the Hicks Muse Partnership Interests; (iii) the Moody-Day Stock; (iv) the Kosmeo Note and related Security Documents and Guaranty;
(v) the Citation Interest; and (vi) the Promissory Notes, Security Documents and Guaranty Agreements except the Williams Note.

         1.12.2  HCC is the owner of the Marketable Securities.

         1.12.3 HPC is the owner of the (i) Rising Star Partnership Interests and (ii) Oil and Gas Interests.

         1.12.4  DMI is the owner of the Williams Note and the Arena Bonds..

         1.12.5 MRC is the owner of (i) the Breckenridge Apartments, (ii) Woodwind Apartments, (iii) the Addison Air Terminal, (iv) the Addison Hangars, and (v) the Addison Airport Land, Austin Land and Lancaster Tract.

When used herein, "Seller" shall refer to collectively all Sellers but all covenants, representations and warranties made by each Seller shall be limited to the Asset or Assets owned by the respective Seller; provided, however, CCP shall be liable (to the extent provided herein) for any breach of this Agreement by any of the other Sellers or itself.

                                   ARTICLE II
                                 PURCHASE PRICE

    2.1 Purchase Price. The purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Assets shall be the sum of Three Hundred Thirteen Million Five Hundred Twenty-Five Thousand and No/100 Dollars ($313,525,000.00). The Purchase Price shall be paid all in cash at the Closing.

    2.2 Adjustments to Purchase Price. The Purchase Price may be adjusted in accordance with the provisions of this Section 2.2:

         2.2.1 Partnership Interests. The Purchase Price shall be increased by an amount equal to any capital contributions made by Seller with respect to the Partnership Interests from and after January 1, 1997 through the Closing Date; provided, however, that there shall be no increase to the Purchase Price for any contribution made by Seller with regard to the Rising Star Partnership Interests except to the extent such contributions exceed $43,000.00 (any contribution made with respect to the Rising Star Partnership Interests in excess of $43,000.00 shall result in an increase to the Purchase Price only if such contribution has been approved in writing by Purchaser). The Purchase Price shall be reduced by an amount equal to any distributions made to Seller from the Partnerships from and after January 1, 1997 through Closing.

         2.2.2 Dispositions of Marketable Securities and Municipal Bonds. As used in this Section 2.2.2 the term: (i) "Disposition Notice" means a written notice from Purchaser to Seller requesting Seller to sell any of the Marketable Securities or Municipal Bonds therein described in accordance with the provisions of this Section 2.2.2, (ii) "Net Sales Proceeds" means the gross proceeds from the sale of any Marketable Securities or Municipal Bonds pursuant to this Section less reasonable expenses of sale, and (iii) "Trading Day" is
any day on which securities are traded on the New York Stock Exchange.   On the
first Trading Day after Purchaser delivers a Disposition Notice to Seller (except as hereafter provided for the Masco Stock), Seller shall dispose of any of the Marketable Securities or Municipal Bonds designated in the Disposition Notice. Provided, however, with respect to a Disposition Notice for the Masco Stock, Seller shall have ten (10) Trading Days thereafter to complete its disposition of the Masco Stock. In the event any Marketable Securities or Municipal Bonds are disposed of pursuant to this Section, the Marketable Securities or Municipal Bonds so disposed of shall be excluded from the purchase and sale of the Assets, and the Purchase Price shall be reduced by an amount equal to the Net Sales Proceeds.

         2.2.3 Redemption Pursuant to Any Municipal Bonds. There will be a reduction to the Purchase Price in the aggregate amount of principal payments or redemptions of principal pursuant to the Municipal Bonds during the period from the Effective Date through the Closing Date.

         2.2.4 The Addison. If prior to Closing Seller sells The Addison to Comp USA in accordance with the provisions of Section 8.2.16, the Purchase Price shall be reduced by the amount of the Purchase Price allocated to The Addison on Exhibit 2.3 less reasonable expenses of sale incurred by Seller in connection with said transaction, including any brokerage commissions which Seller is currently legally obligated to pay to third parties.

         2.2.5 Flower Mound And Other Undeveloped Land. If prior to Closing Seller closes the sale of Flower Mound or any other undeveloped Land in accordance with the provisions of Section 8.2.17, the Purchase Price shall be reduced by the proceeds from the sale less the reasonable expenses of sale incurred by Seller in connection with said transaction.

         2.2.6 Radovir Obligation. As used herein the term "Radovir Obligation" means the remaining unpaid purchase price obligation of HCC owing pursuant to that certain letter agreement dated June 25, 1996, addressed to HCC from Radovir Pharmaceutical Incorporated, a copy of which has been delivered to Purchaser prior to the execution of this Agreement. Provided this transaction closes in accordance with its terms, as an addition to the Purchase Price, Purchaser agrees to pay HCC a sum ("Radovir Payment") not to exceed $3,313,409.19. The Radovir Payment shall be made in installments ("Radovir Installments") as requested by HCC by delivering a written notice ("Radovir Installment Request") to Purchaser. The Radovir Installment Request shall contain HCC's certification that the amount requested has been paid pursuant to the Radovir Obligation. Provided the Radovir Installment Request is proper, subject to the provisions of the last sentence of this Section 2.2.6, Purchaser shall pay to Seller the amount set forth in the Radovir Installment Request within fifteen (15) days following Purchaser's receipt of the respective Radovir Installment Request. Purchaser acknowledges that the first Radovir Installment Request will include all Radovir Obligations paid by Seller after January 1, 1997 and will be paid at Closing. Provided however, Purchaser shall not be required to pay more than one (1) Radovir Installment during any calendar month and shall not be required to pay any amount of a Radovir Installment which would cause the total amount paid pursuant to this Section to exceed the Radovir Payment.

         2.2.7 Promissory Note Payments. The Purchase Price shall be reduced by any payments of principal received by Seller subsequent to January 1, 1997 with respect to any of the Promissory Notes.

    2.3 Allocation of Purchase Price. Seller and Purchaser agree that the Purchase Price is allocated among certain of the Assets as set forth on Exhibit
2.3. Exhibit 2.3 is sometimes called "Asset Allocation." If pursuant to the further provisions of this Agreement there is a reference to the amount of the Purchase Price allocated to an Asset and there is no allocation set forth on
Exhibit 2.3 the appropriate allocation shall be agreed to by the parties (each acting reasonably) and if they fail to agree, resolved in accordance with the resolution procedures set forth in Sections 20.3 and 20.4 (but disagreement as to the Purchase Price allocated to an Asset is not an Adjustment Event).

    2.4  Adjustment Based On DBL Partnership Interest   Simultaneously with the
execution of this Agreement Purchaser and DMI have entered into a certain agreement ("DMI Agreement") regarding the purchase and sale of the DBL Partnership Interests (as defined in the DMI Agreement) in Dallas Basketball Limited ("DBL"), among other assets. Seller and Purchaser acknowledge that the Partnership Agreement (as defined in the DMI Agreement and herein called the "DBL Partnership Agreement") (a) requires that the general partner ("DBL GP") approve the assignment of the DBL Partnership Interests in accordance with the DMI Agreement ("DMI Assignment") and (b) grants to the other partners ("Other Partners") of DBL a right of first refusal to purchase the DBL Partnership Interests. The Purchase Price shall be increased by Two Million and No/100 Dollars ($2,000,000.00) ("DBL Adjustment") if on or before the Closing Date (i) DBL GP disapproves the assignment of the DBL Partnership Interests in accordance with the provisions of the DMI Agreement and (ii) none of the Other Partners purchases the DBL Partnership Interests. Provided however, if during the period ("Restricted Period") ending one (1) year after the Closing Date the DBL Partnership Interests are sold by DMI or any Affiliate of DMI any time during the Restricted Period, Seller shall pay Purchaser within three (3) business days following the funding of such sale the lesser of an amount per each one percent (1%) of DBL Partnership Interests sold equal to (1) $161,550.00 or (2) the amount of the proceeds from said sale (less reasonable expenses of sale) in excess of $1,100,000.00.

                                  ARTICLE III
                                 EARNEST MONEY

    3.1 Earnest Money. On the day of execution of this Agreement by all parties hereto (or if such execution occurs after 12:00 p.m., Dallas, Texas time on the subject day, then on the first business day following such execution), Purchaser shall deliver Four Million One Hundred Twenty-Five Thousand and No/100 Dollars ($4,125,000.00) (the "Earnest Money") by wire transfer to Republic Title of Texas, Inc., 300 Crescent Court, Suite 100, Dallas, Texas 75201, Attn: Rhenda Addison (the "Title Company"). The Title Company shall immediately deposit the Earnest Money in an interest bearing account, the earnings from which shall accrue to the benefit of Purchaser. In the event that this Agreement is closed, all Earnest Money shall be applied to the Purchase Price. In the event that this Agreement is not closed for any reason whatsoever, then the Earnest Money shall be disbursed to Seller except as otherwise specifically provided herein.

                                   ARTICLE IV
                            DUE DILIGENCE AGREEMENTS

    4.1 Due Diligence Deliveries. On and after the Effective Date, Seller shall make those items described in Article IV ("Due Diligence Items") available to Purchaser and its representatives at the offices of Seller set forth in Article XIX or at the current location of such items. Additionally, Seller will cooperate with Purchaser and its representatives in making copies of said items, at the expense of Purchaser, including but not limited to allowing said items to be temporarily removed from Seller's offices for copying, making space available for Purchaser and its representatives to review and copy said items and providing electrical power and space for copying on site. Notwithstanding the generality of the provisions of this Article IV, Seller shall not be obligated to provide to Purchaser or its representatives any information of or related to any pending or threatened litigation if providing such information would jeopardize the attorney/client privilege.

    4.2  Real Property Deliveries.

         4.2.1 Miscellaneous Agreements. Copies of all warranties, management, employment, or other similar type agreements affecting the Properties, if any.

         4.2.2 Operating Agreements. Copies of all Operating Agreements including: (i) the name of the parties to each Operating Agreement, (ii) the service rendered or to be rendered or the goods supplied or to be supplied under such Operating Agreement, and (iii) notations as to which Operating Agreements are oral.

         4.2.3 Licenses and Permits. Copies of all licenses, permits, applications, authorizations, certificates of occupancy, governmental approvals and other entitlements relating to the Properties and the operation thereof in the possession of Seller, if any.

         4.2.4 Plans and Specifications. All site plans, drawings, environmental, mechanical, electrical, structural, soils and similar reports and/or audits and plans and specifications relative to the Properties in the possession of Seller, if any.

         4.2.5 Tax Statements. Copies of the tax statements covering any Real Property Assets or any part thereof for each of 1995 and 1996 and, if available, for 1997.

         4.2.6 Contracts. Copies of any existing option contracts, construction contracts and architectural contracts relating to all or any portion of the Real Property Assets.

         4.2.7 Litigation. A schedule of all current or pending litigation with respect to any of the Properties or any part thereof, if any, together with a brief description of each such proceeding.

         4.2.8 Financial Statements. The financial statements and the unaudited operating statements (including capital expenditures) prepared by Seller for any of the Real Property Assets for the years ended December 31, 1993 (or from the date of acquisition of any specific Real Property Asset, if later than December 31, 1993) through 1996.

         4.2.9 Leases. Copies of all Leases, rental applications, occupancy inspections, rental deposit agreements, lease guaranties, estoppels, and subordination, nondisturbance and attornment agreements, and all amendments and correspondence with respect thereto, relating to the Properties, including any reports and information in Seller's possession reflecting the total rentable area of the Properties.

         4.2.10 Ground Leases. Copies of all Ground Leases, and all amendments and correspondence with respect thereto relating to the Properties.

         4.2.11 Inventory. A complete, itemized and detailed inventory of the Personal Property indicating the location of each item.

         4.2.12 Operational Documents. Such other items relating to construction, ownership, management and operation of the Properties as reasonably requested by Purchaser.

         4.2.13 Authorization for Interviews. Written authorization from Seller to Purchaser allowing Purchaser to interview the tenants of each of the Office Buildings; provided, however, said authorization may be subject to attendance at such interview by a representative of Seller.

         4.2.14 Maintenance Records. Copies of all maintenance records for each of the Properties.

         4.2.15 Projected Expenditures. All information relating to 1997 projected expenditures for each of the Properties.

         4.2.16 Insurance Policies. Copies of all existing liability, property, rental value and other insurance policies pertaining to the Properties.

         4.2.17 Utility Bills. Copies of all utility bills received during Seller's ownership of the Properties.

         4.2.18 Disputes; Major Repairs. Copies of any and all written claims, demands or notices from any third party which concern or otherwise affect the Properties received by Seller during its ownership of the Properties and which relate to disputes about one or more Properties which have not been resolved at the date hereof, including, without limitation, written notice of potential litigation, written notices from any governmental or quasi-governmental body, copies of any reports issued by the local fire marshall regarding inspection of the Improvements during Seller's ownership of the Properties and a list of major repairs (excluding tenant improvements) and major casualties occurring during Seller's ownership of the Properties.

         4.2.19 Employees. Copies of all employee benefit and/or pension plans, any actuarial evaluations thereof, and a list of all employees covered by such plans and their interests therein.

         4.2.20 Confidential Information Concerning Value. Notwithstanding any other provision of this Section 4.2, Seller shall not make available to Purchaser, and Purchaser shall not be entitled to review or copy any appraisals or other materials specifically addressing valuation (prepared by Seller or third parties, for example, internal memoranda relating to value estimates) of any Real Property Assets (other than ad valorem tax statements). The foregoing does not prevent Purchaser obtaining information relating to the income and expenses of any the Assets or reports (other than appraisals) reflecting the physical condition of any of the Assets.

    4.3  Partnership Interests.

         4.3.1   Number not used.

         4.3.2   Rising Star Partnership Interests.

                 4.3.2.1 Rising Star Partnership Agreements. Copies of the documents and agreements listed in Exhibit 1.3.2, together with any and all amendments thereto and restatements thereof (the "Rising Star Partnership Agreements").

                 4.3.2.2 Investments. A list (described in Exhibit 4.3.2.2) of all investments, properties and interests (the "Rising Star Oil and Gas Interests") held by each of the Rising Star Partnerships, which shall indicate whether Seller has elected to participate in each such investment. Seller shall provide Purchaser with access to the following:

                          4.3.2.2.1   Division Orders; Title Information.
Division orders and title opinions relating to each of the Rising Star Oil and Gas Interests.

                          4.3.2.2.2   Operating Agreements.  Copies of all
operating agreements to which the Rising Star Oil and Gas Interests are subject.

                          4.3.2.2.3   Transfer Orders; Purchase/Sale
Agreements. Copies of all division or transfer orders and hydrocarbon sale/purchase agreements with purchasers of hydrocarbons or other production from the Rising Star Oil and Gas Interests which are in the possession of the Rising Star Partnerships or Seller.

                          4.3.2.2.4   Oil and Gas Leases; Assignment.  Copies
of all oil and gas leases, prior assignments of the Rising Star Oil and Gas Interests and other agreements which are in the possession of the Rising Star Partnerships or Seller which are a source of a Rising Star Partnership's title to the Rising Star Oil and Gas Interests.

                          4.3.2.2.5   Pooling and Unitization Documents.
Copies of all instruments, pooling, unitization or other agreements or orders which are in the possession of the Rising Star Partnerships or Seller to which the Rising Star Oil and Gas Interests are subject or which affect title to or the value of the Rising Star Oil and Gas Interests.

                          4.3.2.2.6   Well Files.  Copies of the well files of
the Rising Star Partnerships (or the general partner thereof) and/or records for each of the wells included in the Rising Star Oil and Gas Interests, including, but not limited to, copies of all billings and correspondence received from each operator of such wells, any correspondence with state or federal, oil and gas, environmental or other regulatory authorities, and, to the extent Seller may do so without violating any obligation of confidence or contractual commitment to a third party, production reports, well logs, core analyses, drilling records and all other material in possession of Rising Star Partnerships related to such wells.

                          4.3.2.2.7   Engineering and Environmental Reports.
Copies of all oil and gas engineering or environmental reports or studies covering the Rising Star Oil and Gas Interests and all other estimates of the environmental condition of the Rising Star Oil and Gas Interests which are in the possession of the Rising Star Partnerships or Seller.

                          4.3.2.2.8   Ad Valorem Tax Information.  All
documents relating to the payment of ad valorem, property, and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Rising Star Oil and Gas Interests which are in the possession of the Rising Star Partnerships or Seller.

                          4.3.2.2.9   Maps and Surveys.  Ownership maps and
land surveys relating to the Rising Star Oil and Gas Interests which are in the possession of the Rising Star Partnerships or Seller.

                          4.3.2.2.10  Lease Records.  All lease records and
data sheets relating to the Rising Star Oil and Gas Interests which are in the possession of the Rising Star Partnerships or Seller.

                          4.3.2.2.11  Other Oil and Gas Information.  Such
other documents, records and information which are in the possession of the Rising Star Partnerships or Seller as Purchaser may reasonably request in order to verify the accuracy of the Seller Representations with respect to the Rising Star Partnership Interests and the Rising Star Oil and Gas Interests.

                 4.3.2.3 Capital Contributions. A schedule of the total capital contributions and distributions relating to each of the Rising Star Partnership Interests from inception through the Effective Date.

                 4.3.2.4 Unfunded Commitments. A schedule of any unfunded capital commitment obligations of Seller to each of the Rising Star Partnerships, specifically identifying the dates and manner on or in which the funding obligations arose.

                 4.3.2.5 Rising Star Financial Information. The financial statements, reports, budgets and other financial information regarding each Rising Star Partnership or the Rising Star Partnership Interests which have been provided to Seller by or on behalf of the Rising Star Partnership or which have been prepared by or at the direction or request of Seller in connection with the ownership of the Rising Star Partnership Interests.

                 4.3.2.6 Other Information. Copies of all notices received by Seller pursuant to a Rising Star Partnership Agreement, together with reasonable access to the records in Seller's possession relating to the Rising Star Partnership Interests including, but not limited to, correspondence, memoranda and other information.

                 4.3.2.7 Tax Records. Copies of all federal income tax returns filed by or on behalf of the Rising Star Partnership including Schedule K-1 thereto provided to Seller, together with such information as is reasonably available to Seller regarding the federal income tax attributes of Seller's interest in the Rising Star Partnerships.

         4.3.3   Hicks Muse Partnership Interests.

                 4.3.3.1 Hicks Muse Partnership Agreements. Copies of the documents and agreements listed on Exhibit 1.3.3, together with any and all amendments thereto and restatements thereof (the "Hicks Muse Partnership Agreements").

                 4.3.3.2 Capital Contributions. Schedules of the total capital contributions made or agreed to be made by Seller to the Hicks Muse Partnerships (including the dates thereof), the total distributions made to Seller from the Hicks Muse Partnerships (including the dates thereof), the investments in which Seller has opted to participate or is participating in the Hicks Muse Partnerships and the relative percentage of its participation in the specific investments of the Hicks Muse Partnership in which Seller has opted to participate or is participating, evidence of Seller's election to withdraw from any of the potential investments and the amount of management fees paid by or charged to Seller in connection with the Hicks Muse Partnership Interests.

                 4.3.3.3 Hicks Muse Financial Information. The financial statements, reports, budgets and other financial information regarding the Hicks Muse Partnerships or the Hicks Muse Partnership Interests which have been provided to Seller by or on behalf of the Hicks Muse Partnerships or which have been prepared by or at the direction or request of Seller in connection with its ownership of the Hicks Muse Partnership Interests.

                 4.3.3.4 Other Information. Copies of all notices given or received by Seller pursuant to a Hicks Muse Partnership Agreement, together with reasonable access to the records in Seller's possession relating to the Hicks Muse Partnership Interests including, but not limited to, correspondence, memoranda and other information.

                 4.3.3.5 Tax Information. Copies of all federal income tax returns filed for taxable years after January 1, 1995 by or on behalf of the Hicks Muse Partnerships to which Seller has access, including all Schedules K-1 regarding Seller, together with such information as is reasonably available to Seller regarding the federal income tax attributes of Seller's interest in the Hicks Muse Partnerships.

    4.4  Moody-Day Stock Deliveries.

         4.4.1 Organizational Documents; Books and Records. Copies of Moody-Day's Articles of Incorporation, Bylaws, other organizational or governing documents or instruments, and all amendments thereto ("Moody-Day Governing Documents"), books of account, minute books, stock record books and other records of Moody-Day.

         4.4.2 Moody-Day Financial Statements. Copies of the following audited financial statements of Moody-Day ("Moody-Day Audited Financial Statements"): (i) balance sheet as of December 31, 1995 and 1994; and (ii) statements of income, changes in shareholder's equity and cash flow for the years then ended. Copies of the following unaudited financial statements of Moody-Day ("Moody-Day Interim Financial Statements"): (i) balance sheet as of December 31, 1996; and (ii) statements of income, changes in shareholder's equity and cash flow for the year then ended. Copies of unaudited balance sheets for Moody-Day as of the end of each month subsequent to December 31, 1996 and prior to Closing and the related unaudited statements of income for the periods then ended ("Moody-Day 1997 Financial Statements"). The Moody-Day Audited Financial Statements, Moody-Day Interim Financial Statements and the Moody-Day 1997 Financial Statements are collectively referred to as the "Moody-Day Financial Statements." As soon as the Moody-Day Interim Financial Statements have been audited, Seller will deliver to Purchaser an audit report with respect to, and the audited version of, the Moody-Day Interim Financial Statements; at and after such audit report has been delivered to Purchaser (if prior to the Closing Date), the Moody-Day Interim Financial Statements as presented with the audit report thereon shall be included in the definition of Moody-Day Audited Financial Statements.

         4.4.3 Receivables and Payables. Aged listing as of December 31, 1996 of all accounts receivable, and copies of all notes receivable by Moody-Day and notes payable by Moody-Day, and renewals, extension or modifications thereof.

         4.4.4 Tax Returns. Any return (including information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information filed with or submitted to any Governmental Authority by Moody-Day after December 31, 1992 regarding Taxes.

         4.4.5 Agreements, Contracts and Commitments. Copies of all contracts, agreements or commitments (whether written or oral, and whether or not legally binding or enforceable) described in Section 7.4.9 relating to Moody-Day.

         4.4.6 Descriptions of Property. Copies of all agreements, contracts, mortgages, concessions, leases and commitments relating to or affecting any real property, leaseholds or other interests in real property, including improvements thereon, owned or operated by Moody-Day. Copies of all contracts, agreements, mortgages, leases and commitments or forms thereof relating to or affecting any interest in such tangible personal property to which Moody-Day is a party or by which such property is in any way bound or affected, together with all amendments and supplements thereto and modifications thereof.

         4.4.7 Benefit Plans. Copies of any deferred compensation plan, bonus and incentive arrangement, stock option plan, restricted stock arrangement and any other "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) and any "employee pension benefit plan" (as defined in
Section 3(2) of ERISA) maintained or required to be maintained by Moody-Day or to which it contributes or is required to contribute, or for which it has any existing obligation or liability, financial or otherwise (the "Moody-Day Benefits Plans").

         4.4.8 Insurance. Copies of all policies of property, fire and casualty, product liability, worker's compensation, liability and other forms of insurance owned or held by Moody-Day ("Moody-Day Insurance Policies").

         4.4.9 Litigation. Listing of each and every Proceeding to which Moody-Day is a party in any capacity whatsoever, or to which any of its assets are subject ("Moody-Day Litigation").

    4.5  Oil and Gas Interests.

         4.5.1 Division Orders and Title Opinions. Division orders and other title opinions relating to each of the producing oil and gas wells described in
Exhibit 1.5.

         4.5.2 Operating Agreements. Copies of all operating agreements in Seller's possession to which Seller's interest in the Oil and Gas Interests is subject.

         4.5.3 Production Agreements. Copies of all division or transfer orders and hydrocarbon sale/purchase agreements with purchasers of hydrocarbons or other production from the Oil and Gas Interests in Seller's possession.

         4.5.4 Service Documents. Copies of all oil and gas leases, prior assignments of the Oil and Gas Interests and other agreements which are a source of Seller's title to the Oil and Gas Interests in Seller's possession.

         4.5.5 Documents Affecting Title or Value. Copies of all instruments, pooling, unitization or other agreements or orders to which the Oil and Gas Interests are subject or which affect title to or the value of the Oil and Gas Interests in Seller's possession.

         4.5.6 Well Files. Copies of Seller's well files and/or records for each of the wells included in the Oil and Gas Interests, including, but not limited to, copies of all billings and correspondence received from each operator of such wells, any correspondence with state or federal, oil and gas, environmental or other regulatory authorities, and, to the extent Seller may do so without violating any obligation of confidentiality or contractual commitment to a third party, production reports, well logs, core analyses, drilling records and all other material in possession of Seller related to such wells.

         4.5.7 Reports, Studies. Copies of all oil and gas engineering or environmental reports or studies covering the Oil and Gas Interests and all other estimates of the environmental condition of the Oil and Gas Interests, to the extent Seller may do so without violating any obligation of confidentiality or contractual commitment to a third party.

         4.5.8 Taxes and Documents. All documents relating to the payment of ad valorem, property, and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Oil and Gas Interests in Seller's possession.

         4.5.9 Maps. Ownership maps and surveys in Seller's possession, relating to the Oil and Gas Interests in Seller's possession.

         4.5.10 Records and Data. All lease records and data sheets relating to the Oil and Gas Interests in Seller's possession.

    4.6 Marketable Securities. Copies of any instruments or certificates evidencing the Marketable Securities and any and all agreements or other documentation relating to them and statements or other confirmation of ownership of uncertificated securities or brokerage accounts.

    4.7 Municipal Bonds. Copies of any instruments or certificates evidencing the Municipal Bonds, any and all agreements or other documentation relating to them and statements or other confirmation of ownership of uncertificated securities or brokerage accounts.

    4.8  Promissory Notes.

         4.8.1 Notes and Security Documents. Copies of the Promissory Notes, Security Documents and UCC filings.

         4.8.2 Payments Received. Copies of all documents showing payments of principal and interest received on the Promissory Notes, together with summary schedules thereof for each Promissory Note.

         4.8.3 Documents. Copies of all documents of every kind and nature related to the Promissory Notes and the Security Documents including all correspondence received from the makers of the Promissory Notes, all correspondence to the makers of the Promissory Notes, Mortgagee Title Policy and the survey covering the Allied Tract to the extent available, stock Certificate No. 002 evidencing the ownership of 10,000 shares of Kosmeo Cosmetics, Inc. by Harry and Martha Hersey, and all files related to the Promissory Notes and Security Documents.

    4.9  Citation Interest.

         4.9.1 Lease and Purchase Agreements. Copies of the Citation Lease Agreement, the Citation Purchase Agreement, the Citation V Ultra Bill of Sale and Assignment, the Citation V Ultra Master Interchange Agreement, the Citation V Ultra Management Agreement, the Citation V Ultra Owners Agreement, and all amendments to the foregoing agreements.

         4.9.2 Documents. Copies of all documents of every kind and nature related to the Citation Agreements including all correspondence to and received from Executive Jet Sales, Inc., Executive Jet Aviation, Inc., all correspondence to and received from the FAA and all files related to the Citation Agreements.

    4.10 Other Documents. Such other documents, records and information as Purchaser shall reasonably request and are reasonably accessible to Seller in order to verify the accuracy of the Seller Representations.

    4.11 Records in Possession of Seller. Purchaser acknowledges that Seller may not have some of the items described in Article IV as regards the Partnership Interests and Oil and Gas Interests and agrees that, to the extent Seller does not have said items, Seller shall only be required to use commercially reasonable efforts to cause the persons who have said items to make them available to Purchaser and its representatives.

                                   ARTICLE V
                              TITLE REVIEW PERIOD

    5.1 Real Property Assets Title Review. Seller acknowledges that Purchaser intends to obtain: (a) three (3) title commitments (each a "Pre-Closing Title Commitment") each issued by Title Company as agent for one or more title underwriters acceptable to Purchaser pursuant to which Title Company agrees to issue an owner's policy of title insurance in the amounts set forth in Section 10.2.1, one insuring title to the Properties, a second insuring title to the Moody-Day Tracts, and the third insuring the lien created by the Allied Deed of Trust as a first and superior lien against the Allied Tract, each commitment to insure subject to only those schedule "B" exceptions listed in the Pre-Closing Title Commitment, (b) surveys (each a "Survey" and collectively "Surveys") of each Parcel, the Moody-Day Tracts and the Allied Tract, and (c) a search of the Uniform Commercial Code Records of the appropriate counties in Texas and the Secretary of State of Texas under the name of each Seller, Moody-Day, RSE I and RSE-II and any predecessor in interest to the Properties ("UCC Searches"). The Schedule B exceptions listed in each Pre-Closing Title Commitment are hereafter called "Exceptions." If any of the Exceptions are objectionable to Purchaser (an "Objectionable Exception"), Purchaser may deliver written notice ("Objection Notice") to Seller listing each Objectionable Exception. Objectionable Exceptions shall be limited to (i) liens or other monetary Encumbrances other than those for ad valorem taxes for 1997 and subsequent years and subsequent assessments for prior years due to changes in land usage or ownership, (ii) encroachments of improvements situated on other property upon any of the Parcels or by Improvements over boundaries, set back lines, easements or right-of-ways, (iii) restrictions or covenants (collectively "Restrictions") only if (A) the current or Purchaser's anticipated use of the Improvements violate or would violate the Restrictions or (B) compliance with the Restrictions cannot be confirmed, or the economic obligations of Purchaser thereunder cannot be determined, (iv) oil, gas or other mineral interests (other than royalty or other non-executory interests) unless the Title Company provides affirmative coverage to the effect that said owner cannot disturb the surface to exploit said minerals, (v) easements if the use of the easement might endanger or damage any Parcel or persons entering upon that parcel or if the same restricts the use of the parcel in a manner which is not acceptable to Purchaser (which acceptance shall not be unreasonably withheld), (vi) flood plain/flood prone area conditions, or
(vii) any other matter to which a reasonably prudent and experienced purchaser of the respective Parcel with adequate legal counsel would object. Promptly following the delivery of the Objection Notice, Seller shall use commercially reasonable efforts to cause the Title Company to remove the Objectionable Exception. Additionally, Seller shall cause any Encumbrances (other than tax liens for 1997 and subsequent years and subsequent assessments for prior years due to change in land usage or ownership) affecting any of the Properties to be fully discharged on or before the Closing Date. If Seller is unable despite its commercially reasonable efforts to cause any Objectionable Exception to be removed prior to the Closing Date, it shall be an Adjustment Event and the rights and obligations of the parties shall be governed by the provisions of
Section 20.3.

    5.2 Real Property Assets Permitted Exceptions. Except as provided in the next sentence, the term "Permitted Exceptions" for each Property shall include and be specifically limited to: (i) all applicable Exceptions not objected to by Purchaser in accordance with Section 5.1; (ii) the printed Schedule B exceptions modified in the manner allowed by applicable regulations; (iii) exceptions relating to rights of tenants, as tenants only under the Leases; and
(iv) any Objectionable Exceptions which are waived pursuant to Section 5.1. Provided, however, the term "Permitted Exceptions" when used in connection with the Deeds shall not include paragraphs 2 through 8 of the standard pre-printed Schedule B exceptions in the form of commitment for title insurance promulgated by the Texas Board of Insurance.

    5.3 Oil and Gas Interests Title Review. Purchaser shall have a period ending upon expiration of the Inspection Period (the "Oil and Gas Title Review Period") in which to review and approve each such item. If the information or any other information or data shall reflect the existence of any encumbrance, encroachment, defect in or objection to title which shall render title to the Oil and Gas Interests, or any portion thereof, inferior to Defensible Title, and which Purchaser does not waive (all of which are herein called the "Oil and Gas Title Defects"), written notice of the Oil and Gas Title Defects shall be given to Seller not later than the end of the Oil and Gas Title Review Period. Such notice shall include a description of the Oil and Gas Title Defect and the basis for the defect that Purchaser believes causes such Oil and Gas Interest not to have Defensible Title. For purposes of this Agreement, the term "Defensible Title" shall mean that Seller owns such Oil and Gas Interest free and clear of all claims, liens and encumbrances, except statutory liens for taxes not yet delinquent, mechanics' and materialmen's liens with respect to expenses which have not yet become delinquent, operators' liens under operating agreements with respect to expenses which have not yet become delinquent, consents and preferential rights to purchase with respect to which waivers have been obtained or as to which the consent is not necessary for valid assignment or the applicable time periods have expired, rights of consent by or filings with Governmental Authorities in connection with the conveyance of any Oil and Gas Interest customarily obtained after a sale, right of re-assignment in the event of a release or surrender of an Oil and Gas Interest, routine operational agreements which do not provide for material future commitments and which are the type customarily accepted in oil and gas property purchase transactions and minor irregularities or imperfections in title and other minor matters which do not (a) materially interfere with the occupation, use and enjoyment of the Oil and Gas Interests in the normal course of the oil and gas business, (b) materially impair the value thereof for such business, with due regard being given such factors as the potential economic loss created by the irregularity or imperfection, the cost of obtaining curative materials to correct the irregularity or imperfection and the acceptability of such irregularities and imperfections in oil and gas property purchase transactions, (c) reduce Seller's net revenue interest to less than that shown on Exhibit 1.5, and/or
(d) obligate Seller to bear more than the working interest shown on Exhibit 1.5, except for an increase that also results in a proportionate increase in Seller's net revenue interest. An Oil and Gas Title Defect shall be an Adjustment Event and the rights and obligations of the parties shall be governed by the provisions of Section 20.3.

                                   ARTICLE VI
                               INSPECTION PERIOD

    6.1 Inspection Period. Purchaser, at Purchaser's sole expense, shall have the right to conduct a feasibility, environmental, engineering and physical study of the Assets for a period of time commencing on the Effective Date and expiring on the date which is sixty (60) days after the Effective Date (the "Inspection Period"). Purchaser and Purchaser's duly authorized agents or representatives shall be permitted to enter upon the Properties and, subject to Section 6.3, the location constituting the principal place of business of each Seller, Moody-Day and to the extent Seller is able to obtain such access for Purchaser, the Allied Tract and the offices of the Partnerships, at all reasonable times during the Inspection Period in order to conduct engineering studies, soil tests and any other inspections, reviews and/or tests that Purchaser may deem reasonably necessary or advisable. In the event that the review and/or inspection conducted by this Section shows any fact, matter or condition to exist with respect to the Assets that is unacceptable to Purchaser, in Purchaser's sole discretion, or if for any reason Purchaser determines that purchase of the Assets is not feasible, then Purchaser shall be entitled, as Purchaser's sole remedy, to cancel this Agreement by providing written notice of cancellation to Seller prior to the expiration of the Inspection Period. If Purchaser shall provide written notice of cancellation prior to the expiration of the Inspection Period, then this Agreement shall be canceled, all Earnest Money shall be immediately paid to Seller by the Title Company, Purchaser shall return to Seller all of the Due Diligence Items, and thereafter neither Seller nor Purchaser shall have any continuing obligations one unto the other except as provided in Section 21.10. Purchaser shall indemnify and hold Seller harmless from and against any and all claims, causes of action or expenses asserted against or incurred by Seller and arising out of the acts or failures to act of Purchaser or its representatives in connection with their inspections of any of the Assets. Notwithstanding any provision of this Agreement to the contrary, the foregoing indemnity shall survive any termination of this Agreement.

    6.2 Purchaser's Right to Review Books. Following the Effective Date, Seller, at Purchaser's sole cost and expense, shall furnish to Purchaser and Purchaser's accountants and other representatives full and reasonable access to the books and records of Seller relating to the Assets and to all financial information or other information known or possessed by each Seller with respect to the Assets which Purchaser or Purchaser's accountants or other representatives may reasonably request in connection with any financial audits Purchaser elects to conduct with respect to the Assets, and, at Purchaser's sole cost and expense, shall cooperate fully, and shall instruct their accountants, attorneys and other representatives to cooperate fully with Purchaser and Purchaser's accountants and other representatives in obtaining all financial or other information which Purchaser or its accountants or other representatives may reasonably request in connection with any financial audits conducted with respect to the Assets, including without limitation providing to Purchaser's accountants such management representation letters or legal representation letters which Purchaser's accountants are required to obtain in order to issue financial audits. Notwithstanding anything herein, nothing in this Agreement shall require Seller to disclose any information regarding cash of Seller (other than cash owned by Moody-Day) or other assets of Seller not being acquired by Purchaser hereunder. The obligations of this Section 6.2 shall survive Closing and continue until Purchaser and/or Purchaser's accountants have completed any and all audits of or with respect to the Assets, which Purchaser, in its sole discretion, determines are reasonably needed.

    6.3 Sellers' Cooperation Regarding Partnerships and Moody-Day. Seller, at Purchaser's sole cost and expense, agrees to cooperate with Purchaser in obtaining information from the Partnerships and Moody-Day. Seller and Purchaser shall endeavor to meet with representatives of such entities and shall seek to allow Purchaser and Purchaser's agents and representatives such access to information regarding the entities which Purchaser deems reasonably necessary or appropriate and which is available to Seller. Purchaser agrees to review and, where appropriate, execute and deliver to such entity or entities such confidentiality or non-disclosure agreements as may be reasonably necessary to allow Purchaser access to the records or information sought. Seller, at Purchaser's sole cost and expense, shall cooperate with Purchaser in obtaining consents from each entity or participant therein which is required to give its consent including arranging meeting(s) with representatives of such entities or participants therein and providing, prior to any such meetings, reasonable background information and support to Purchaser which Seller reasonably believes may be important in obtaining the required consent.

    6.4 Continuing Access Prior to Closing. If this Agreement is not terminated on or before the end of the Inspection Period, Seller and Purchaser contemplate that Purchaser will have continuing access to the Properties and Assets after the termination of the Inspection Period but prior to Closing. Seller, at Purchaser's sole cost and expense, will cooperate with Purchaser and Purchaser's agents and representatives to allow such access and to provide continuing updates to information regarding the Assets as may be reasonable to assure that Purchaser has all of the material information regarding the Assets that Seller has been given from and after the Effective Date but prior to Closing.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

    7.1 Representations and Warranties of Seller. Seller represents and warrants that the statements set forth in Sections 7.1 through 7.9 are true and correct in all material respects as of the Effective Date. Said statements are herein called "Seller Representations." When used in this Agreement: (i) "knowledge" or "actual knowledge" means the current actual knowledge of any of the Principal Officers or the existence of any information in the records or files of the Seller at the time the respective Seller Representation was made, and (ii) "Principal Officers" means Donald J. Carter, Ronald Carter, Jeff Fink, B.G. Moore, Frank Babb and Virginia Mulkey. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary (other than this Section 7.1), Seller shall have no liability whatsoever to Purchaser or any Affiliate of Purchaser for any breach of any Seller Representation, except that such a breach may constitute an Adjustment Event and thus serve as the basis for adjustment to the Purchase Price in accordance with Section 20.3. Purchaser acknowledges that (i) the Seller Representations, are in many cases, made without current actual knowledge of any of the Principal Officers as to whether they are true or false, (ii) that, due to lack of current actual knowledge of any of the Principal Officers, some Seller Representations may be false when made, and (iii) Seller Representations are made by Seller solely to allocate the risk between the parties of certain matters prior to Closing and to serve as the basis for determining the existence of an Adjustment Event. Purchaser (for itself and its Affiliates) agrees that it shall have no basis for any claim of fraud in the inducement or otherwise relating to any of the Seller Representations set forth herein being false when made; however, Purchaser may seek actual damages suffered by it as a result of any Seller Representation herein having been false when made if Purchaser establishes that such Seller Representation was known by one or more of the Principal Officers of Seller to be false when made and was made by Seller with intent to mislead Purchaser. None of the Seller Representations shall survive Closing.

         7.1.1 Organization, Existence and Good Standing. Each entity included as a Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to carry on its business as now being conducted, to own or lease and operate its Assets as now owned, leased or operated, and to perform all its obligations under the agreements and instruments to which it is a party or by which it is bound.

         7.1.2 Authorization; Enforceability. This Agreement, and each other agreement to which Seller is to become a party pursuant to the provisions hereof, when executed and delivered by Seller, and, if applicable, approved by the shareholders of Seller, shall constitute the legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization and other moratorium laws generally affecting the rights of creditors and the availability of equitable remedies. All actions contemplated by this Section have been or after necessary shareholder approval will have been duly and validly authorized by all necessary proceedings by Seller.

         7.1.3 No Violation of Laws or Agreements. Neither the execution and delivery of this Agreement or any other agreement to which Seller is or is to become a party pursuant to the provisions hereof, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Seller will except for the need to obtain the consents contemplated by this Agreement:
(i) conflict with, result in a breach of, constitute a default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in termination of, result in the loss of any right under, or give to any other Person the right to cause such a termination of or loss under any Asset or any contract, agreement or instrument to which Seller is a party or by which any of the Assets may be bound or affected, or (ii) violate any Legal Requirement to which Seller is subject or by which any of the Assets may be bound or affected.

         7.1.4 No Proceedings. Except as set forth on Part A of Exhibit 7.1.4, no Proceeding is pending or, to the knowledge of Seller, threatened against or affecting Seller, any of the Assets, the ability of Seller to perform its obligations under this Agreement or any of the transactions contemplated hereby. Except as set forth on Part B of Exhibit 7.1.4, Seller has not received any notice of any violation of any Legal Requirement pertaining to any of the Assets.

         7.1.5   No Rights of First Refusal.  Except as set forth on Exhibit
7.1.5 or disclosed in other provisions of this Agreement, and except for preferential purchase rights in favor of joint lease owners pursuant to operating agreements related to Oil and Gas Interests, there are no existing options, rights, warrants, commitments, agreements or instruments of any type to which Seller is bound, or to which any Asset is subject, under or pursuant to which any Person shall be given, provided or otherwise afforded the right, option, occasion, possibility or opportunity to purchase any Asset.

         7.1.6 Accuracy of Documents. All documents, records, listings and schedules delivered to Seller pursuant to Article IV are in all material respects true, correct and complete copies of all the documents and records delivered or to be delivered.

         7.1.7 Disclosure. No Seller Representation or statement in the Exhibits or in any items delivered pursuant to Article IV contains any untrue statement of a material fact.

         7.1.8 Shareholder Consent. CCP represents and warrants to Purchaser that the undersigned Consenting Shareholders collectively hold and have authority to exercise voting rights for at least a majority of the votes represented by the outstanding voting securities of CCP.

    7.2  Real Property Assets.

         7.2.1 Title. Seller owns good and indefeasible fee simple title to the Real Property Assets, except the Airport Ground Lease and Stemmons Leasehold free and clear of any Encumbrances that would have a material adverse effect on the value of the Asset. Seller owns all of the rights of the tenant pursuant to the Airport Ground Lease and Stemmons Leasehold, free and clear of any Encumbrances which would have a material adverse effect on the value of the Asset.

         7.2.2 Rent Roll. The rent roll ("First Rent Roll") which is attached and marked as Exhibit 7.2.2 is true and correct in all material respects as of February 4, 1997.

         7.2.3 Defects. Except as set forth on Exhibit 7.2.3, there are no material structural, physical, mechanical or other defects, faults or inadequacies in, affecting or relating to the Real Property Assets or any part thereof (including, without limitation, the heating, air conditioning, ventilating, plumbing, life safety and electrical systems of the Improvements, all of which are in good operating condition and repair) which would materially adversely affect the condition of the Real Property Assets or the insurability of the Real Property Assets or the premiums for the insurance therefor.

         7.2.4 Leases. There are no leases (or any other oral or written agreements pursuant to which any portion of the Properties is used or occupied by anyone other than Seller), other than the Leases described on the First Rent Roll, in effect as of the date of the First Rent Roll with respect to the Properties. Purchaser acknowledges that there are temporary storage agreements (terminable on thirty (30) days' notice or less) at various Office Buildings which are contained in the lease files, but may not be reflected in the First Rent Roll.

         7.2.5 No Rent Prepayments. No Existing Tenant has prepaid rent under any Lease by more than thirty (30) days.

         7.2.6 Environmental Matters. Except as set forth on Exhibit 7.2.6, there are no set of circumstances or conditions resulting from or arising out of the introduction, spillage, discharge, disposal or release (including any "release" as defined in CERCLA), or threat thereof, of any Hazardous Substance into or onto the surface water, ground water, soil, surface or subsurface of any of the Properties or, to Seller's knowledge, land adjacent to any of the Properties and by reason of which might or could result in any Proceeding based on any Environmental Law.

         7.2.7 RSF. The total rentable square feet of each Office Building currently utilized by Seller, including adjustments for shortfalls, is reflected on the First Rent Roll.

         7.2.8 Condemnation. Except as set forth on Exhibit 7.2.8, no condemnation, eminent domain or similar proceedings have been instituted or, to Seller's knowledge, threatened against the Properties.

         7.2.9 Operating Agreements. Except as set forth on Exhibit 7.2.9, all Operating Agreements are cancelable without cause upon not more than thirty
(30) days' notice.

         7.2.10 Bankruptcy. Seller does not have knowledge of any attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary bankruptcy proceedings, or proceedings under any debtor relief laws, contemplated by or pending or threatened against Seller or the Properties.

         7.2.11 Effective Contracts. Except for the Operating Agreements and any continuing guaranties and warranties benefitting the owner of any of the Properties in connection with the Personal Property and Improvements, there are no contracts of construction, employment, management, service, or supply which will affect the Properties or operations of the Properties after Closing, except for contracts related to repairs or restoration of damage as contemplated by this Agreement and contracts relating to tenant improvements and architectural and engineering services.

         7.2.12  Compliance with Laws.  Except as set forth on Part B of
Exhibit 7.1.4, the Improvements and Personal Property and the current operation thereof comply in all material respects with all Legal Requirements of all Governmental Authorities having jurisdiction over the Properties or affecting all or any part thereof or bearing on their construction or operation, and with all private covenants or restrictions.

         7.2.13 Licenses and Permits. Seller has acquired all licenses, permits, easements, rights-of-way, including, without limitation, all building and occupancy permits from all governmental authorities having jurisdiction over each Property or from private parties for the normal use, maintenance, occupancy, and operation of each Property and to ensure unimpeded access, ingress and egress to and from each Property as required to permit normal usage of the respective Improvements, except where the failure to do so would not have a material adverse effect on such Property.

         7.2.14 Insurance Compliance. Seller currently has in place the public, liability, casualty and other insurance coverage with respect to the Properties in the amounts reflected on Exhibit 7.2.14. Each of such policies is in full force and effect, and all premiums due and payable thereunder have been, and on the Closing Date will be, fully paid when due. No notice of cancellation has been received or, to Seller's knowledge, threatened with respect thereto. No insurance company insuring either the Improvements or the Personal Property or Board of Fire Underwriters has delivered to Seller oral or written notice (i) that any insurance policy now in effect would not be renewed, or (ii) that Seller or a tenant under the Leases has failed to comply with insurance requirements or (iii) that defects or inadequacies exist in the Properties, or in any part thereof, which could adversely affect the insurability thereof or the cost of such insurance.

         7.2.15 Zoning. Except as set forth in Exhibit 7.2.15, present zoning regulations permit the use of the Properties for the uses to which each is presently used, each Property complies in all material respects with all applicable parking regulations, and there are no legal requirements or private regulations, orders, agreements or instruments restricting in any material respect the current use and operation of the Properties other than those to be reflected in the Pre-Closing Title Commitments all of which are being fully complied with in all material respects.

         7.2.16 Agreements Affecting Properties. There are no contracts or other material obligations, other than the Operating Agreements and Leases, and other than those to be reflected in the Pre-Closing Title Commitments outstanding (i) for the sale, exchange or transfer of the Properties or any portion thereof or the business operated thereon by Seller except for an Approved Sale Contract or the CompUSA Agreement, or (ii) creating or imposing any material burdens, obligations or restrictions on the use or operation of the Properties and the business conducted thereon.

         7.2.17 Status of Leases. Neither the Leases nor any other contract or agreement delivered by Seller to Purchaser has been amended, modified or supplemented in any way that will not be disclosed to Purchaser in writing at the time of delivery to Purchaser pursuant to Article IV. There are no written or oral agreements of any kind that could constitute a lease or contract relating to the Properties (including any agreements for free rent, rent reduction or abatement, expense reimbursement, construction or remodeling allowance, lease takeover or rent reimbursement, or other agreements of a tenant inducement nature). There exists no circumstance or state of facts that constitutes a default by Seller or, to Seller's knowledge, any tenant under the Leases, or that would, with the passage of time or the giving of notice, or both, constitute a default on the part of Seller or, to Seller's knowledge, by any tenant under any of the Leases, or that entitles any tenant under the Leases defenses against the prompt, current payment and performance of rent and/or other payments and obligations thereunder. Except as shown on Part A of
Exhibit 7.1.4, Seller has no knowledge of any pending or threatened litigation by any tenant against Seller with regard to any Lease. Except for lease commissions that will be paid by Seller in accordance with the terms of this Agreement, or as shown on Exhibit 7.2.17, there do not exist any unpaid leasing commissions due with regard to any of the Leases. Seller is the owner of the entire lessor's interest in and to each of the Leases. Seller has performed, in all material respects, all of the duties, liabilities and obligations imposed upon Seller by the terms, provisions and conditions contained in the Leases and accruing on or prior to the date hereof.

         7.2.18 Assessments. There are no unpaid assessments for public improvements against any Properties. The Properties are not subject to assessments for any street paving or curbing heretofore laid. All sewer, water, gas, electric, telephone and drainage lines and facilities required by law and for the normal operation of the Properties are fully installed, function properly and are adequate to service the Properties and there are no unpaid assessments or charges for the installation of such utilities or for making connection thereto.

         7.2.19 Books and Records; Financial Information. All books and records relating to operating income and expenses of the Properties furnished or made available to Purchaser by Seller have been maintained by Seller in regard to the Properties in the normal course of business. The operating statements covering the Properties furnished by Seller to Purchaser are, in all material respects, accurate, complete and have been prepared in accordance with the books and records of Seller and present fairly the financial position of the operations of the Properties for the periods then ended. Without limiting the generality of the foregoing, all of the financial statements referred to above fully reflect all material costs of operations of the Properties. Since December 31, 1996, there has been no material adverse change in the Properties.

         7.2.20  Number not used.

         7.2.21 Employees. None of the employees of the Properties is covered by a union contract or collective bargaining agreement or is represented by a union.

         7.2.22 Undeveloped Land. Each Parcel of Undeveloped Land is zoned to allow the uses set forth on Exhibit 7.2.22 and no Undeveloped Land is subject to any governmental or regulatory restrictions or encumbrances which would restrict the development or use other than (a) those restrictions and encumbrances which are typical in the zoning class applicable to the respective Parcel, and (b) the requirement that any unsubdivided Parcel must be legally subdivided.

         7.2.23 Tenants. Seller makes no representation or warranty whatsoever regarding the financial condition of any tenant of any of the Real Property Assets.

         7.2.24 Soil Conditions. The soil conditions of each Parcel of Undeveloped Land is not materiality less suitable for construction of commercial, retail or multi-family facilities than the soil conditions of substantially all other properties situated within a five (5) mile radius of the respective Parcel.

    7.3  Partnership Interests.

         7.3.1   General Representations and Warranties as to Partnership
Interests.

                 7.3.1.1 Ownership. Seller is the record and beneficial owner of the Partnership Interests and has good, valid and indefeasible record and beneficial title to the Partnership Interests free and clear of any adverse claim of any Person, including any Encumbrances (except as set forth in the Partnership Agreements). The transfer and assignment documents to be delivered to Purchaser on the Closing Date will transfer to and vest in Purchaser good, valid and indefeasible title to the Partnership Interests, free and clear of any adverse claims of any Person, including any Encumbrance (except as set forth in the Partnership Agreements).

                 7.3.1.2 Organization, Existence and Good Standing. Each Partnership is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is, to the extent necessary, qualified to do business in each jurisdiction in which it operates, it has all requisite partnership power and authority to carry on its business as now being conducted, to own or lease and operate its properties and assets as now owned, leased or operated, and to perform all of its obligations under the agreements and instruments to which it is a party or by which it is bound.

                 7.3.1.3 Partnership Agreements; Amendments. Seller has delivered to Purchaser true and correct copies of all of the Partnership Agreements which are listed on Exhibits 1.3.2 and 1.3.3, and such Partnership Agreements have not been amended or modified in any way, except for amendments copies of which have been delivered to Seller prior to the Effective Date.

                 7.3.1.4 No Default; No Litigation. There has been no default by Seller or, to Seller's knowledge, no default by any other partner, under or pursuant to the Partnership Agreements. To Seller's knowledge, no Partnership is a party to any material litigation not fully covered by insurance, and there is no litigation affecting the rights of a Partnership in any of its assets or business that would, if determined adversely to the Partnership, have a material adverse affect on the value of those assets or that business. There is no litigation involving Seller's interest in a Partnership or any of the rights related thereto.

                 7.3.1.5 No Obligations. Except as provided in the Partnership Agreements or schedules delivered to Purchaser pursuant to Section 4.3, Seller is not and, upon acquisition of the Partnership Interests, Purchaser will not be, obligated to make any capital contributions or return any capital or otherwise pay any amounts with regard to the Partnership Interests. This Section 7.3.1.5 does not relate to capital contribution obligations arising after the Closing pursuant to the terms of the respective Partnership Agreements.

                 7.3.1.6 Right to Transfer; Right to Become Substitute Limited Partner. Except as specifically set forth in the Partnership Agreements, Seller has the full power and authority to transfer and assign the Partnership Interests to Purchaser or Purchaser's assignee (as permitted hereunder) and, upon such transfer, Purchaser (or Purchaser's permitted assignee) shall have the right to become a substitute limited partner in the applicable Partnership, subject only to the specific conditions set forth in the Partnership Agreements.

         7.3.2   Number not used.

         7.3.3   Rising Star Partnership Interests.

                 7.3.3.1 Related Agreements and Rights. The only rights and agreements related to or associated with the rights of Seller in or to the Rising Star Partnerships are contained in the documents set forth in Exhibit 1.3.2.

                 7.3.3.2 Approvals; Consents. The only consents and/or approvals required to be obtained in connection with the transfer of the Rising Star Partnership Interests to Purchaser or to Purchaser or Purchaser's permitted assignee (and the admission of such Person to the Rising Star Partnerships as a substitute limited partner) are parties to the Rising Star Partnership Agreements.

                 7.3.3.3 Partners. The only partners in the Rising Star Partnership are those listed in the Rising Star Partnership Agreements.

         7.3.4   Hicks Muse Partnership Interests.

                 7.3.4.1 Related Agreements and Rights. The only rights and agreements related to or associated with the rights of Seller in or to the Hicks Muse Partnerships are contained in the documents set forth in Exhibit 1.3.3.

                 7.3.4.2 Approvals; Consents. The only consents and/or approvals required to be obtained in connection with the transfer of the Hicks Muse Partnership Interests to Purchaser or Purchaser's permitted assignee (and the admission of such Person to the Hicks Muse Partnerships as a substitute limited partner) is that of HM2/GP.

    7.4  Moody-Day Stock.

         7.4.1 Shares of Moody-Day Stock. The Moody-Day Stock consists of 12,500 shares, no par value per share, of issued and outstanding common stock of Moody-Day, and no shares are held in treasury. Seller is and will be on the Closing Date the record and beneficial owner and holder of, and has, and on the Closing Date will have, good, valid and indefeasible record and beneficial title to, the Moody-Day Stock, free and clear of any adverse claim of any Person, including any Encumbrance. All of the shares of the Moody-Day Stock have been duly authorized and are validly issued, fully paid and nonassessable. The Moody-Day Stock represents and will represent as of the Closing Date all outstanding capital stock or other equity interest of any nature of Moody-Day. All dividends and other distributions declared with respect to the issued and outstanding shares of capital stock of Moody-Day have been paid or distributed. There are no existing subscriptions, rights, warrants, calls, options, irrevocable proxies, commitments or agreements of any character relating to the capital stock of Moody-Day which is authorized but unissued or held in the treasury or related to the purchase or redemption of Moody-Day's capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments. The stock certificates, endorsements, stock powers and other documents to be delivered to Purchaser on the Closing Date will transfer to and vest in the Purchaser good, valid and indefeasible title to the Moody-Day Stock, free and clear of any adverse claims of any other Person or any Encumbrance. No stock transfer taxes are or will be required to be paid by Purchaser or Seller with respect to the transfer of the Moody-Day Stock as provided herein.

         7.4.2   Consents and Approvals; No Violation.  Except as set forth on
Exhibit 7.4.2, no filing or registration with, no notice to and no Governmental Authorization, consent, or approval of any Governmental Authority, creditor or other Person in a contractual relationship with Moody-Day is necessary in connection with Seller's execution and delivery of this Agreement, the performance of its obligations hereunder, or the consummation of the transfer of the Moody-Day Stock hereunder. Except as set forth on Exhibit 7.4.2, neither the execution and delivery of this Agreement nor the transfer of the Moody-Day Stock will, as of the Closing

Date: (i) conflict with or violate any provision of the Moody-Day Governing Documents, (ii) be in conflict with, result in a violation, breach or termination of, or constitute a default under any of the material terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, license, lease, pledge agreement or other instrument or obligation to which Moody-Day is a party or by which it or any of its properties or assets may be bound; (iii) violate (with or without due notice or lapse of time or both) or conflict with any material provision of any Legal Requirement binding on Moody-Day; or (iv) result in or require the creation or imposition of any Encumbrance upon or with respect to any of the properties or assets owned or used by Moody-Day.

         7.4.3 Moody-Day Financial Statements. The Moody-Day Financial Statements fairly present, and will fairly present on the Closing Date, the financial condition and results of operations of Moody-Day as of the respective dates thereof and for the periods therein referred to, all in accordance with GAAP, subject, in the case of the Moody-Day Interim Financial Statements and Moody-Day 1997 Financial Statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be a material adverse change) and the absence of notes (which, if presented, would not differ materially from those included in the Moody-Day Audited Financial Statements). The Moody-Day Financial Statements reflect the consistent application of such accounting principles throughout the period involved, except as disclosed in the notes to such Moody-Day Financial Statements and except as set forth in
Exhibit 7.4.8. To the extent that any representations and warranties or assurances contained herein either specify or could be considered to specify a method of accounting for any item which is not consistent with the presentation in the Moody-Day Financial Statements (e.g., accounts receivable, inventory, liabilities), Seller shall identify the inconsistency to Purchaser on or before twenty (20) days from the Effective Date and will deliver to Purchaser a summary of changes to the Moody-Day Financial Statements that would result from utilizing such different methods).

         7.4.4 Books and Records. The books of account, minute books, stock record books and other records of Moody-Day are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of Moody-Day contain accurate and complete records of all meetings held, and corporate action taken by, the shareholders and board of directors of Moody-Day and no meeting of such shareholders or board of directors has been held for which minutes or other appropriate documentation has not been prepared and placed in such minute book. At Closing, all of those books and records will be delivered to Purchaser.

         7.4.5 Absence of Undisclosed Liabilities. Except as and to the extent (i) fully reflected or reserved against on the balance sheet of the Moody-Day Interim Financial Statements, including the subsequent audited version thereof ("Moody-Day Balance Sheet"), or (ii) disclosed on Exhibit 7.4.5, as of December 31, 1996, Moody-Day did not have any liabilities including, without limitation, any liabilities arising out of any transaction entered into or any state of facts existing, on or before December 31, 1996. With respect to Moody-Day, "liabilities" includes all debts, liabilities and obligations of Moody-Day of any nature or kind whatsoever, whether or not due or to become due, accrued, fixed, absolute, matured, determined, determinable or contingent and whether or not incurred directly by Moody-Day or by a predecessor of Moody-Day, and whether or not arising out of any act, omission, transaction, circumstance, sale or lease of goods or service or otherwise. Except as specifically referenced on Exhibit 7.4.5 or reflected in or reserved against the Moody-Day Balance Sheet, as of December 31, 1996, there was no transaction previously entered into or any state of facts or circumstances existing which might reasonably be expected to give rise to, cause or result in any liability of Moody-Day. Except as specifically referenced on Exhibit 7.4.5, there is no basis for any assertion against Moody-Day, as of December 31, 1996, of any liabilities of any nature or in any amount not fully reflected or reserved against on the Moody-Day Balance Sheet or specifically referred to in the notes thereto. As of the Closing Date, there will be no basis for any assertion against Moody-Day of any liability of any nature or in any amount not fully reflected or reserved against on, or referred to in the notes to, any balance sheet of Moody-Day delivered to Purchaser pursuant to this Agreement or specifically referenced in Exhibit 7.4.5. Since December 31, 1996, Moody-Day has not incurred any liabilities except in the ordinary course of business consistent with past practice.

         7.4.6 Receivables. All accounts and notes receivable of Moody-Day that are reflected in the Moody-Day Balance Sheet or on the accounting records of Moody-Day as of the Closing Date represent or will represent valid obligations arising from sales actually made in the ordinary course of business.

         7.4.7 Customers. Except as set forth on Exhibit 7.4.7, no customer accounted for more than 10% of Moody-Day's gross sales for the twelve month period ended December 31, 1996. Since December 31, 1996, no material customer has stopped or materially decreased, or has given notice to Moody-Day that it will stop or materially decrease, the rate of business done with Moody-Day.

         7.4.8 Absence of Changes. Except as disclosed on Exhibit 7.4.8, since December 31, 1996, there has not been (i) any material adverse change of the business or financial condition of Moody-Day or any event, condition or contingency that is likely to result in such a material adverse change; (ii) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or business of Moody-Day;
(iii) except for those in the ordinary course of business, any increase in or creation of compensation payable or to become payable by Moody-Day to any of its directors, officers, employees or agents or in any stock option, bonus payment, service award, pension, retirement, severance, savings, insurance, expense allowance or other plan or arrangement made to or with any of them;
(iv) any sale, assignment, lease, transfer, license, abandonment or other disposition by Moody-Day of any interest in its assets, except in the ordinary course of business; (v) any declaration, setting aside or payment of any dividend or other distribution on or in respect of shares of the capital stock of Moody-Day, or any direct or indirect redemption, retirement, purchase or other acquisition by Moody-Day of any such shares; (vi) any stock dividend, stock split, reorganization, recapitalization or other change of any type whatsoever in the outstanding capital stock of Moody-Day; (vii) any amendment to the Moody-Day Governing Documents; (viii) any change in the accounting methods followed by Moody-Day;
(ix) any entry into, termination or receipt of notice of termination of any material agreement or commitment; or (x) any commitment, obligation or agreement to do any of the foregoing.

         7.4.9 Agreements, Contracts and Commitments. Seller has previously provided Purchaser with copies of all contracts, agreements, mortgages, concessions, leases and commitments relating to or affecting any business facilities, real property or personal property or interests therein of Moody-Day, including leasehold interests, to which Moody-Day is a party or by which Moody-Day or any property of Moody-Day is in any way bound or affected, together with all amendments and supplements thereto and modifications thereof ("Moody-Day Contracts"). Except as set forth on Exhibit 7.4.9, all Moody-Day Contracts are legally valid and binding and in full force and effect, except to the extent limited by bankruptcy, reorganization and other moratorium laws generally affecting the rights of creditors and the availability of equitable remedies and Seller has no knowledge of defaults thereunder. Other than contracts, agreements or commitments previously provided to Purchaser, there are no contracts, agreements or commitments which would materially and adversely affect the financial condition, business, assets or liabilities of Moody-Day. Except as set forth on Exhibit 7.4.9, there are no defaults under or breaches of Moody-Day Contracts by Moody-Day or defaults or breaches thereof known to exist on the part of the other party, and neither Seller nor Moody-Day knows of any condition that exists or event that has occurred which, with notice or lapse of time or both, would constitute a default or a basis for force majeure or other claim of excusable delay or non-performance thereunder. Except as set forth on Exhibit 7.4.9, the terms and conditions of all Moody-Day Contracts are reasonable and customary in the business in which Moody-Day operates, and there are no extraordinary terms contained therein.

         7.4.10 Tax Matters. "Tax" means any tax (including any income, franchise, capital gains, gross receipts, value-added, excise, ad valorem, transfer, stamp, sales, use, property, inventory, occupancy, withholding, payroll, gift, estate or inheritance tax), levy, assessment, tariff, impost, imposition, toll, duty, deficiency or fee, and any related charge or amount (including any fine, penalty or interest) imposed assessed or collected by or under the authority of any Governmental Authority or payable pursuant to any tax-sharing agreement or pursuant to any other contract relating to the sharing or payment of any such tax, levy, assessment, tariff, impost, imposition, toll, duty, deficiency or fee. Moody-Day has filed or caused to be filed on a timely basis each and every return (including any information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax ("Tax Return") that is or was required to be filed by or with respect to it, either separately or as a member of a group of corporations, pursuant to the Legal Requirements of each Governmental Authority with taxing power over it or its assets. Moody-Day has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns, or otherwise, or pursuant to any assessment received by Moody-Day, except such Taxes, if any, as are set forth on Exhibit 7.4.10 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Moody-Day Financial Statements. Except as set forth on Exhibit 7.4.10, Moody-Day has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other entity) of any statute of limitations relating to the payment of Taxes of Moody-Day or for which Moody-Day may be liable. The charges, accruals and reserves with respect to Taxes on the books of Moody-Day are adequate (determined in accordance with GAAP) and are at least equal to its liability for Taxes. There exists no proposed Tax assessment against Moody-Day except as disclosed in the Moody-Day Financial Statements. All Taxes that Moody-Day is or was required by any Legal Requirement to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Authority or other Person. All Tax Returns filed by Moody-Day are true, correct and complete in all material respects. Moody-Day's tax benefit is limited as described on
Exhibit 7.4.10. There is no tax sharing agreement that will require any payment by Moody-Day after the date of this Agreement.

         7.4.11 Title to Properties and Related Matters. Except as set forth on the Pre-Closing Title Commitments or the Moody-Day Financial Statements, Moody-Day has good title to, or valid, binding and enforceable leasehold interests in, and the right of possession to, all properties (whether real, personal, mixed, tangible or intangible) reflected in the Moody-Day Balance Sheet or purported to have been acquired or leased by it since the date thereof (except property sold or otherwise disposed of since December 31, 1996 in the ordinary course of business), free and clear of all Encumbrances, except for statutory liens for Taxes not delinquent and such other Encumbrances as are not individually or in the aggregate materially adverse to the business, results of operations, financial condition, assets or liabilities of Moody-Day and which do not materially interfere with or impair the present and continued use of such property by Moody-Day.

         7.4.12 Condition and Sufficiency of Assets. The equipment of Moody-Day is in good operating condition and repair and is adequate for the uses to which it is being put, and none of such equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

         7.4.13 Leasehold Interests. Moody-Day does not purport to have any leasehold interests in real property except as described on Exhibit 7.4.13. None of the rights of Moody-Day under any such leasehold in real property will be impaired by the consummation of the transactions contemplated this Agreement, and all of such rights will be enforceable by Moody-

Day after Closing without the consent or agreement of any other party, except for consents and agreements specifically described on Exhibit 7.4.2.

         7.4.14 Personal Property. The inventory of personal property previously delivered to Purchaser is complete in all material respects, except for dispositions in the ordinary course of business. No leasehold or other interest of Moody-Day in tangible personal property is subject or subordinate to any Encumbrance, whether or not the same constitutes a lien or renders the title to such tangible personal property unmarketable, except as described on
Exhibit 7.4.5 and 7.4.14. None of the rights of Moody-Day under any such leasehold or other interest in tangible personal property will be impaired by the consummation of the transactions contemplated by this Agreement, and all of such rights will be enforceable by Moody-Day after Closing without the consent or agreement of any other party, except for consents and agreements specifically described on Exhibit 7.4.2.

         7.4.15 Compensation and Benefit Plans. Moody-Day has no liability or, except for its 401(k) plan, any other obligation (financial or otherwise) whatsoever under any Moody-Day Benefit Plans, the last of such Moody-Day Benefits Plans (except for its 401(k) plan) having been completely terminated effective December 31, 1995.

         7.4.16 Labor Matters. There has not been, and there is not presently pending or, to Seller's knowledge, threatened, any Proceeding against Moody-Day under the Fair Labor Standards Act, the Occupational Safety and Health Act, or any other Legal Requirement governing the conditions of Moody-Day's employment, or, to Seller's knowledge, any basis or ground for any such claim. Moody-Day has not been nor is a party to any collective bargaining agreement or other labor contract. Except as set forth on Exhibit 7.4.16, Moody-Day has complied in all material respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar Taxes, occupational safety and health and plant closings ("Employment Laws"). Moody-Day is not liable for the payment of taxes, fines, penalties, damages or other amounts, however designated, for failure to comply with any Employment Laws.

         7.4.17 Insurance. Set forth on Exhibit 7.4.17 is a list of all Moody-Day Insurance Policies. Such description provides reasonably complete details concerning such policies, identifying among other things: (i) the issuer of each such policy, (ii) the amount of coverage still available and outstanding under each such policy, (iii) whether each such policy is a "claims made" or an "occurrences" policy, and (iv) any retrospective premium adjustments of which Seller or Moody-Day has knowledge. Except as set forth on
Exhibit 7.4.17, neither Seller nor Moody-Day has received: (x) any notice of cancellation of any policy described in Exhibit 7.4.17 or refusal of coverage thereunder, (y) any notice that any issuer of such policy has filed for protection under applicable bankruptcy or other insolvency laws or is otherwise in the process of liquidating or has been liquidated, or (z) to Seller's knowledge, any other indication that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder.

         7.4.18  Environmental Matters.   Except as set forth in Exhibit
7.4.18, there are no set of circumstances or conditions resulting from or arising out of the introduction, spillage, discharge, disposal or release (including any "release" as defined in CERCLA), or threat thereof, of any Hazardous Substance into or onto the surface water, ground water, soil, surface or subsurface of any property owned, leased or operated by Moody-Day, or, to Seller's knowledge, any property adjacent thereto, and by reason of which might or could result in any Proceeding based on any Environmental Law.

         7.4.19 Intellectual Property. The term "Intellectual Property Assets" shall include Moody-Day's names, all fictitious business names, trade names, brand names, registered and unregistered trademarks, service marks, applications, all patents and patent applications, all copyrights in both published works and unpublished works, and all inventions, processes, formulas, patterns, designs, know-how, trade secrets, confidential information, software, technical information, process technology, plans, drawings and blue prints owned, used or licensed by Moody-Day as licensee or licensor. The Intellectual Property Assets are all those necessary for the operation of Moody-Day's business as it is currently conducted. Moody-Day is the owner of all right, title and interest in and to each of the Intellectual Property Assets free and clear of all Encumbrances and has the right to use without payment to a third party all the Intellectual Property Assets.

         7.4.20  Bank Accounts; Powers of Attorney.  Set forth on Exhibit
7.4.20 is: (i) the name of each bank, savings and loan or other financial institution in which Moody-Day has any account or safe deposit box, the style and number of each such account or safe deposit box and the names of all persons authorized to draw thereon or have access thereto, and (ii) the name of each Person holding a general or special power of attorney from Moody-Day and a summary of the terms thereof.

    7.5  Oil and Gas Interests.

         7.5.1 Defensible Title. Seller owns Defensible Title to the Oil and Gas Interests free and clear of all Encumbrances.

         7.5.2 Seller's Interest in Production and Expenses. Seller's interest in net production from and obligation to bear expenses as to the Oil and Gas Interests is as described in Exhibit 1.5.

         7.5.3 Compliance with Legal Requirements. The Oil and Gas Interests have been operated in compliance, in all material respects, with all Legal Requirements.

         7.5.4 Ad Valorem Taxes. All ad valorem, property and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Oil and Gas Interests for all years prior to 1997 have been properly paid.

         7.5.5 No Excess Production; Volume Imbalance. The Oil and Gas Interests have not been produced in excess of regulatory allowables and are not subject to penalty or adjustment. There do not exist any volume imbalances for gas production which would limit Seller's ability in the future to sell gas attributable to Seller's interest in the Oil and Gas Properties.

         7.5.6 No Hazardous Substances. There are no set of circumstances or conditions resulting from or arising out of the introduction, spillage, discharge, disposal or release (including any "release" as defined in CERCLA), or threat thereof, of any Hazardous Substance into or onto the surface water, ground water, soil, surface or subsurface of any Oil and Gas Interest, or any property adjacent thereto, and by reason of which might or could result in any Proceeding based on any Environmental Law.

         7.5.7 Rights to Dispose of Interest. Seller's right to dispose of its interest in production from the Oil and Gas Interests is not subject to any limitation, restriction or dedication (whether by contract, governmental regulation or otherwise), except as provided in the agreements described in
Exhibit 1.5 or as otherwise disclosed in Exhibit 1.5.

         7.5.8 Petroleum Engineering Report. The petroleum engineering reports provided to Purchaser pursuant to Section 4.5.7, if any, and all other estimates of reserves, future net revenues and present value of future revenues of the Oil and Gas Interests which have been provided to Purchaser (i) are accurate and complete as to the Oil and Gas Interests covered thereby in all material respects, (ii) have been prepared in accordance with all professional standards applicable to such reports, and (iii) utilize assumptions which are reasonable.

         7.5.9 Sales Proceeds. The proceeds of the sale of Seller's interest in production from the Oil and Gas Interests is currently being paid to Seller at prices called for in the applicable sales contracts.

         7.5.10 Consents and Approvals. Except as described in Exhibit 1.5 and except for preferential rights in favor of joint lease owners pursuant to operating agreements related to Oil and Gas Interests, (i) there exists no preferential rights to purchase any of the Oil and Gas Interests, and (ii) no consent or approval is required to be obtained from any Person in order for Seller to transfer the Oil and Gas Interests to Purchaser.

         7.5.11 Agreements Valid and Enforceable. All oil and gas leases, contracts, licenses, easements, permits and other rights and interests comprising any portion of the Oil and Gas Interests are in full force and effect according to their respective terms and provisions and all rights granted thereby are valid and subsisting except to the extent limited by bankruptcy, reorganization and other moratorium laws generally affecting the rights of creditors and the availability of equitable remedies; Seller is not subject to express requirements for the drilling of additional wells or other material development operations in respect to the Oil and Gas Interests; Seller has received no notices or demands affecting or relating to such rights, except those described in Exhibit 1.5.

         7.5.12 Payment of Rentals and Royalties. All payment of rentals, royalties and other charges, if any, required by the terms and provisions of the oil, gas and mineral leases, contracts, licenses, permits and easements comprising any portion of the Oil and Gas Interests required to be made to prevent forfeiture or termination have been fully and finally paid.

         7.5.13 No Commitments. Except as described in Exhibit 1.5, the Oil and Gas Interests are not subject to any commitments or requests to make any expenditures other than (i) normal operating expenses and (ii) expenditures which would not result in a reduction in the Oil and Gas Interest if not paid by the owner of such interest.

         7.5.14 Equipment. The equipment and other personal property included in the Oil and Gas Interests are in good working order and suitable and adequate for the purposes for which they are utilized.

         7.5.15 Use of Oil and Gas Interests. Seller has (i) used the Oil and Gas Interests solely for oil and gas and related operations and not as a landfill or waste disposal site, other than the disposal of ordinary drilling and production wastes; and (ii) has not stored or disposed of Hazardous Substances on the Oil and Gas Interests in violation of Environmental Laws. There are no underground storage tanks on the Oil and Gas Interests and no lease equipment or improvements contain any asbestos or contain any polychlorinated biphenyls.

         7.5.16 No Encumbrances. The Oil and Gas Interests are not subject to any liabilities which would become an Encumbrance on the Oil and Gas Interests or become a liability of Purchaser other than those disclosed in Exhibit 1.5 and other than those arising by operation of law or under guaranty agreements relating to obligations or payments for which Seller is not in default.

    7.6 Marketable Securities. The Marketable Securities constitute less than a five percent (5%) interest of the respective issues, and Seller has no knowledge of any material adverse change regarding any issue or issuer of the Marketable Securities not generally known by or reported to financial markets.

    7.7 Municipal Bonds. Seller has no knowledge of any material adverse changes regarding any issue or issuer of the Municipal Bonds not generally known by or reported to financial markets.

    7.8  Promissory Notes.

         7.8.1 Ownership. Seller is the legal and beneficial owner of the Promissory Notes, the Security Documents, Guaranty Agreements and all liens and security interests securing payment of the Promissory Notes and the obligations under the Security Documents free and clear of all Encumbrances, except as contemplated by Section 7.8.3.

         7.8.2 No Additional Agreements. Seller is not a party to any contract, agreement, instrument, document or written or oral understanding which amends, modifies or rearranges the Promissory Notes, the Security Documents or the Guaranty Agreements.

         7.8.3 Consents and Approvals. Seller has the authority to convey the Promissory Notes, the liens and security interests securing their payment, the Security Documents and Guaranty Agreements without the joinder of, or consent or approval from, any other Person.

         7.8.4 No Default. Seller has no knowledge that any event has occurred or with the passage of time or the giving of notice will occur which is or would be an event of default under the Promissory Notes, the Security Documents or the Guaranty Agreements. During its ownership thereof, Seller has not modified the Promissory Notes.

         7.8.5 No Advances. There are no further obligations to make any advances under the Promissory Notes or the Security Documents.

         7.8.6 Principal Balances. The outstanding principal balances due under the Promissory Notes as of December 31,1996 are as set out on Exhibit 1.8.

         7.8.7 Valid Liens. The Security Documents create valid and enforceable first liens and first security interests in the property described therein, and upon consummation of the transaction contemplated hereby, Purchaser will be the owner and holder of such liens and security interests.

         7.8.8 No Defenses, Setoffs, Counterclaims. To Seller's knowledge, no defenses, setoffs or counterclaims exist with respect to the Promissory Notes, the Security Documents or Guaranty Agreements.

    7.9  Citation Interest/Texas Stadium License.

         7.9.1 Ownership. Seller is the legal and beneficial owner of its interest in the Citation Agreements, the Stadium Bonds and the Stadium License Agreement as described therein free and clear of any Encumbrances.

         7.9.2 No Modification. Seller is not a party to any contract, agreement, instrument, document or written or oral understanding which amends, modifies or rearranges the Citation Agreements, the Stadium Bonds or the Stadium License Agreement.

         7.9.3 Consents and Approvals. Seller has the authority to convey its interest in the Citation Agreements without the joinder of, or consent or approval from, any other Person, other that Executive Jet Sales, Inc. and Executive Jet Aviation, Inc., with respect to the Citation Agreements, which consent shall be obtained ("Citation Consents").

         7.9.4 No Default. Seller has no knowledge that any event has occurred or with the passage of time or giving of notice will occur which is or would be an event of default under the Citation Agreements, the Stadium Bonds or the Stadium License Agreement.

         7.9.5 No Defenses, Setoffs, Counterclaims. To Seller's knowledge, no defenses, setoffs or counterclaims exist with respect to the Citation Agreements.

    7.10 Representations and Warranties of Purchaser. Purchaser represents and warrants that the statements set forth in this Section 7.10 are true and correct in all material respects as of the Effective Date.

         7.10.1 Organization, Existence and Good Standing. Each entity included as a Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to carry on its business as now being conducted, to own or lease and operate its properties and assets as now owned, leased or operated, and to perform all its obligations under the agreements and instruments to which it is a party or by which it is bound.

         7.10.2 Authorization; Enforceability. This Agreement, and each other agreement to which Purchaser is to become a party pursuant to the provisions hereof, when executed and delivered by Purchaser shall constitute the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms. All actions contemplated by this Section have been duly and validly authorized by all necessary proceedings by Purchaser.

         7.10.3 No Violation of Laws or Agreements. Neither the execution and delivery of this Agreement or any other agreement to which Purchaser is or is to become a party, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Purchaser will: (i) conflict with, result in a breach of, constitute a default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in termination of, result in the loss of any right under, or give to any other Person the right to cause such a termination of or loss under, any contract, agreement or instrument to which Purchaser is a party, or (ii) violate any Legal Requirement to which Purchaser is subject.

         7.10.4 No Proceedings. Except as set forth on Exhibit 7.10.4, no Proceeding is pending or, to the knowledge of Purchaser, threatened against or affecting the ability of Purchaser to perform its obligations under this Agreement or any of the transactions contemplated hereby; and there is no basis for any such Proceeding.

         7.10.5 Investment. Purchaser is acquiring the Partnership Interests, Stadium Bonds, Arena Bonds and Moody-Day Stock for business and investment purposes and not with a view toward the distribution thereof (other than a possible sale of all or substantially all of the Moody-Day Stock to one buyer who is an accredited investor).

                                  ARTICLE VIII
                      SELLER'S AGREEMENTS PRIOR TO CLOSING

    8.1 Seller's Agreements prior to Closing. Seller agrees to perform those agreements set forth in this Sections 8.1 through 8.9 during the period commencing on the Effective Date and ending on the Closing Date.

         8.1.1 Untrue Representations. Seller will notify Purchaser promptly in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any Exhibit, schedule or listing furnished to Purchaser pursuant to the terms of this Agreement or any Seller Representation. Seller will notify Purchaser within a reasonable period of time in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made herein by Purchaser.

         8.1.2 Notice of Proceedings. If Seller obtains knowledge of (i) any investigation or inquiry being made or commenced by any Governmental Authority in connection with this Agreement or the transactions contemplated hereby, or
(ii) the institution of any Proceeding against Seller or that could any way have a material adverse affect on any of the Assets, Seller shall promptly notify Purchaser.

         8.1.3 Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to use its commercially reasonable efforts to take or cause to be taken all actions, and to do, or cause to be done, and to assist and cooperate with Purchaser and any third parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the purchase of the Assets by Purchaser and all other transactions contemplated by this Agreement and not to take, commit, or agree in writing or otherwise to take, any action which would make any Seller Representation untrue or incorrect in any material respect as of the date when made or as of the Closing Date.

         8.1.4 Notification of Certain Matters. Seller shall give Purchaser prompt notice of: (i) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received subsequent to the date of this Agreement and prior to the Closing Date, under any note, license, agreement or other instrument or obligation, (ii) any material adverse change or the occurrence of any event which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in a material adverse change on Seller or any of the Assets, or (iii) any written notice or other written communication from any third party received by Seller alleging that the consent of such third party is or may be required in connection with transactions contemplated by this Agreement.

         8.1.5 Operation Prior to the Closing Date. Seller shall not engage in any practice, take any action or enter into any transaction, with regard to the Assets and the operation of any business related thereto, other than in the customary and ordinary course of business without the consent of Purchaser, and Seller shall use its commercially reasonable efforts to keep its business, properties and business relationships relating to the Assets substantially intact.

         8.1.6 Performance of Obligations. Seller shall pay or cause to be paid, and perform or cause to be performed, all debts, liabilities and obligations relating to the Assets as and when due, except to the extent being contested in good faith.

         8.1.7 No Transfer or Encumbrances. Seller shall not: (i) solicit any offers to purchase any of the Assets, or (ii) sell, lease, transfer or otherwise dispose of, or cause the sale, lease, transfer or other disposal of, any of the Assets, or allow any Encumbrance to be placed on any of the Assets, except as provided in Sections 8.2.16 or 8.2.17.

         8.1.8 No Breach. Seller agrees that (i) Seller will not take any action and will endeavor in good faith not to permit any event to occur, which would cause or constitute a material breach of this Agreement; (ii) Seller will, in the event, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of or the impending or threatened occurrence of, any event which would cause or constitute a material breach or would, if it had occurred immediately prior to the date hereof, have caused or constituted a material breach of any of the Seller Representations, give notice thereof to Purchaser; and (iii) Seller shall use its commercially reasonable efforts to prevent or promptly to remedy such breach.

         8.1.9 Compliance with Legal Requirements. Seller shall comply, or cause compliance, in all material respects with all Legal Requirements applicable to Seller and its businesses with respect to the Assets subject to Seller's right to contest the same in good faith.

         8.1.10 Affiliate Indebtedness. Any indebtedness (other than Moody-Day Equipment Debt) of a Partnership or Moody-Day to Seller or any Affiliate of Seller will, at Closing, be transferred to Purchaser or, at the option of Purchaser, be forgiven by Seller (with such transfer or forgiveness to include a transfer or release, as applicable, of all Encumbrances securing same). "Moody-Day Equipment Debt" means indebtedness of Moody-Day owed to Seller which results from Moody-Day's purchase or commitment to purchase the equipment set forth on Exhibit 8.4.2. Purchaser will pay the Moody-Day Equipment Debt at Closing.

    8.2  Real Property Assets.

         8.2.1 Further Conveyances. Seller shall not sell, assign, or convey any right, title, or interest whatsoever in or to the Properties, except for The Addison, the land under contract to Studio Plus Hotels, Flower Mound and any other tract of Undeveloped Land pursuant to an Approved Sale Contract in accordance with Sections 8.2.16 and 8.2.17, respectively, or create or permit to exist any Encumbrance affecting the Properties (other than Encumbrances allowed by Section 7.2.1) without promptly discharging the same prior to Closing.

         8.2.2 Operation. Seller shall continue to maintain the Properties in their present condition, subject to ordinary wear and tear hereof, and shall continue to manage the Properties in the same manner as it is currently being managed; Seller shall not remove any fixtures, equipment, furnishings or other personal property from the Properties unless replaced with items of equal or greater quality and quantity, nor shall Seller in any manner neglect the Properties.

         8.2.3 Insurance. Seller shall cause to be maintained in force fire and extended coverage insurance upon the Properties and public liability insurance with respect to damage or injury to person or property occurring on the Properties in at least such amounts as are set forth on Exhibit 7.2.14.

         8.2.4 Leases. Except as provided in the next sentence, Seller will not enter into any new lease of any portion of the Properties or modify any Lease covering space in any of the Properties without first obtaining the written consent of James M. Eidson, Jr. on behalf of Purchaser, which consent shall not be unreasonably withheld or delayed. Such consent shall be requested on the form attached hereto as Exhibit 8.2.4-A. Without limiting the foregoing, Purchaser hereby approves of Seller entering into the Leases described on Exhibit 8.2.4-B provided the economic terms of such Leases are no less favorable than those described in such Exhibit.

         8.2.5 New Contracts. Except for tenant finish and architectural and engineering service contracts necessary to permit Seller to perform its obligations under approved Leases, Seller will not enter into any additional contracts, warranties or agreements which would be binding on Purchaser and which cannot be canceled by Purchaser upon thirty (30) days written notice without cost, penalty, or obligation unless such service contracts or other agreements are approved in writing by Purchaser.

         8.2.6 Capital Expenditures. Seller will not make any capital expenditures in regard to any of the Properties except in the case of an emergency whereby Seller will notify Purchaser of such expenditure by telephone within 24 hours after such emergency and by written notice within two (2) business days after such emergency. At Closing, Purchaser shall reimburse Seller for any capital expenditures made in connection with the Office Buildings, Apartments or the Hangars subsequent to January 1, 1997, provided the capital expenditures (if made after the Effective Date) were approved in writing by Purchaser or were made on an emergency basis in accordance with the preceding sentence.

         8.2.7 Sale of Personal Property. Seller will not transfer or dispose of, or permit to be sold, transferred or otherwise disposed of, any item or group of items constituting Personal Property, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of business.

         8.2.8   Trade Accounts.  Subject to proration in accordance with
Section 14.2.2, Seller will cause to be paid in the normal course of business all normal trade accounts and costs and expenses of operation and maintenance of the Properties incurred or attributable to the period prior to Closing.

         8.2.9 Performance Under Leases. Seller will perform all obligations of landlord or lessor under the Leases, including any condition for a tenant's or lessee's occupancy of the Property (which shall include entering into tenant finish contracts and engaging architectural and engineering services), except that Seller will not take any action against any of the tenants under the Leases after routine delivery of default letters, without Purchaser's consent, which consent will not be unreasonably withheld or delayed.

         8.2.10 Consents. Seller will promptly file or submit and diligently prosecute any and all applications or notices with Governmental Authorities and all other requests with Persons for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate for consummation of this transaction by Seller or to prevent the termination of any Lease, Operating Agreement or Permit.

         8.2.11 Defects Repair. On or before Closing Seller shall take all actions and pay all sums necessary to complete the work necessary to correct those conditions described in paragraphs 2, 4 (excluding garage structural repairs), and 12 on page 1 of Exhibit 7.2.3. If Seller fails to complete same before Closing, at the option of Purchaser, Purchaser shall be entitled to a credit in the amount necessary to complete same and Seller shall assign to Purchaser all contracts and agreements relating to said work. Notwithstanding any provision of Section 8.2.6 to the contrary, Purchaser shall not be required to reimburse Seller for expenditures made to pay the cost of the repairs described pursuant to this Section 8.2.11.

         8.2.12  Number not used.

         8.2.13 Ground Leases. Seller will (i) not modify, amend or terminate the Ground Leases, (ii) perform all obligations of lessee under the Ground Leases and (iii) promptly following its receipt, deliver to Purchaser copies of all notices or other communications relating to the Ground Leases.

         8.2.14 Litigation. Seller will not commence or prosecute any judicial or non-judicial action against any tenant of any of the Properties without the consent of Purchaser, which consent will not be unreasonably withheld or delayed.

         8.2.15  Seller's Lease at Meridian.   At Closing, Seller and Purchaser
shall enter into a lease ("Seller's Lease") to be dated the Closing Date pursuant to which Purchaser will lease to Seller Suite 426, consisting of approximately 4,000 rentable square feet in the Meridian (commonly called Mr. Ron Carter's office) for a term of six (6) months following the Closing Date. The Seller's Lease shall (i) be on the form currently used by Seller for leases of approximately 4,000 rentable square feet, (ii) provide for the payment of base rent (and no additional rent related to the expenses of the building) monthly calculated on the basis of an annual rental of $6.00 per rentable square foot within the premises and (iii) include provisions allowing Seller to terminate Seller's Lease by delivering written notice of termination at least thirty (30) days prior to the effective date of termination.

         8.2.16 CompUSA Right of First Refusal. Seller and Purchaser acknowledge that Seller's ability to sell The Addison is subject to a right of first refusal in favor of CompUSA, Inc. ("CompUSA") to purchase The Addison created pursuant to that certain Office Lease Agreement ("CompUSA Lease") dated September 1,1992 between Seller and CompUSA. Upon execution of this Agreement, Seller shall deliver written notice ("Offer Letter") to CompUSA of its intent to sell The Addison in the form attached as Exhibit 8.2.16. If CompUSA timely exercises its right of first refusal under the CompUSA Lease, Seller shall not enter into an agreement ("CompUSA Agreement") to sell The Addison to CompUSA, except upon the terms as set forth in the Offer Letter. If CompUSA purchases The Addison pursuant to the CompUSA Agreement, The Addison and the related Real Property Assets shall not to be conveyed pursuant to this Agreement and the Purchase Price shall be adjusted in accordance with

Section 2.2.4; otherwise The Addison and the related Real Property Assets shall remain a part of the Assets subject to the terms of this Agreement for all purposes. If CompUSA enters into a CompUSA Agreement but does not acquire the Addison within thirty (30) days following the Closing Date, Seller agrees to sell and Purchaser agrees to buy the Assets related to the Addison in accordance with the terms of this Agreement with the following provisions: (i) the Closing Date shall be seventy (70) days after the date Seller delivers a written notice ("Addison Notice") to Purchaser advising it of the failure of CompUSA to acquire the Addison; (ii) the Inspection Period shall be sixty (60) days from the date of the delivery of the Addison Notice and (iii) the Purchase Price shall be the amount allocated to the Addison set forth on Exhibit 2.3.

         8.2.17 Approved Sale Contracts. As used herein the term "Approved Sale Contract" shall be a contract which has terms and provisions proposed by Seller and approved by Purchaser in its sole discretion. Notwithstanding any provision of this Agreement to the contrary, Seller may sell either Flower Mound or any other parcel of Undeveloped Land (each an "Exempt Tract") pursuant to an Approved Sale Contract. Purchaser shall not unreasonably withhold or delay its consent to any sale of Flower Mound. If prior to Closing, Seller enters into an Approved Sale Contract to sell an Exempt Tract which (i) closes prior to the Closing Date, the respective Exempt Tract shall not be a part of the Real Property Assets subject to the terms of this Agreement and the Purchase Price shall be adjusted in accordance with the terms of Section 2.2.5, or (ii) does not close prior to the Closing Date, Seller shall assign its rights thereto, Purchaser shall reimburse Seller for all reasonable costs paid by Seller in connection therewith, and Purchaser shall perform the obligations of Seller pursuant to the respective Approved Sale Contract and be entitled to all proceeds from the sale of the Exempt Tract.

         8.2.18 Ohio Drive I. As used herein the term "Ohio Drive I Reclamation Project" means the work and materials needed to satisfy Federal Emergency Management Agency ("FEMA") to amend the flood plain map which includes Ohio at Plano Parkway Parcel in accordance with the flood control plans submitted to and approved by the City of Plano and FEMA. On or before March 30, 1997, Seller shall commence and thereafter diligently pursue the completion of the Ohio Drive I Reclamation Project and shall pay all of the costs and expenses incurred in connection therewith. If the provisions of this Section are not fully performed prior thereto this Section shall survive Closing.

    8.3  Partnership Interests.

         8.3.1   General.

                 8.3.1.1 Notices; Participation. Seller shall promptly give Purchaser notice of any notices or other communication received by Seller from any Partnership and, in any event, within three (3) days of the date on which any such notice is received, will give Purchaser prior written notice of Seller's intent to send any notices to a Partnership or another partner of a Partnership as soon as reasonably possible and, in any event, within such time period as will allow Purchaser to consult with Seller regarding the contents of the notice and any response to a notice received by Seller. Purchaser will respond within the time period required for Seller to act or respond. Seller shall promptly give Purchaser such other information as Seller receives in connection with a Partnership and allow Purchaser to participate with Seller in connection with Seller's responsibilities to the Partnerships. Seller will not take any action or fail to take any action that could have a material adverse change on Seller's interest in a Partnership during the pendency of this Agreement; provided, Seller will not participate in any meetings with partners of the Partnerships (whether called or informal) regarding Partnership Matters or consent or object to any action by a Partnership unless Seller has given Purchaser notice of the meetings, consent or objection together with all material information concerning the matter being considered, and afforded Purchaser an opportunity to participate in the meeting and/or decision if permitted by the other partners.

                 8.3.1.2 Contributions and Distributions. Seller shall not make any capital contributions to a Partnership other than those scheduled in the documents delivered to Purchaser pursuant to Section 4.3 without obtaining the prior written consent of Purchaser unless the failure to make such contribution would adversely affect Seller's interest in the Partnership and Seller has complied with Section 8.3.1.1 regarding any notices Seller has received with regard to such contribution. Seller shall promptly give Purchaser notice of the amount and timing of any distributions from a Partnership together with any supporting documentation therefor which has been delivered or made available by the Partnership to Seller.

                 8.3.1.3 Consents from Partners and Third Parties. Seller and Purchaser will cooperate in obtaining the consent and/or approval to the transfer of each Partnership Interest and admission of the transferee as a substitute limited partner and in obtaining any other consent deemed reasonably necessary or appropriate by Purchaser including, without limitation, filing applications therefor, with Purchaser paying reasonable or generally applicable fees and expenses (up to a maximum of $10,000.00 including, for this purpose, any fees and expenses paid in connection with the DMI Agreement, the "DMI Agreement Expenses") in connection therewith which are customary for such purpose, providing information regarding Seller and/or Purchaser that may be required to be provided in connection with the transfer and otherwise using their reasonable good faith effort to obtain any consents and/or approvals required in connection with the transfers contemplated hereby. Any expenses incurred by Purchaser under this Section in excess of $10,000.00 (including the DMI Agreement Expenses) shall be an Adjustment Event and the rights and obligations of the parties relating thereto shall be governed by the provisions of Section 20.3. Any consents or approvals shall be in such form as Purchaser may reasonably require.

         8.3.2   Number not used.

         8.3.3 Rising Star Partnership Interests. Seller shall keep Purchaser informed regarding the progress of any proposed merger of RSE-I and RSE-II (the "Rising Star Merger") including, without limitation, the substance of the material terms of such merger and any proposed closing date and documentation thereof. Seller shall give Purchaser an opportunity to review and comment on any Rising Star Merger and agrees not to consent thereto without first obtaining the written consent of Purchaser which consent may be withheld by Purchaser only in the event Purchaser determines, in its reasonable discretion, that the Rising Star Merger would have a material adverse effect on the Rising Star Partnership Interests. In the event there is a dispute as to whether or not the Rising Star Merger would have such an effect, such dispute shall be an Arbitration Event. Seller and Purchaser agree to use commercially reasonable efforts to cause the partners of RSE-I and RSE-II to amend the respective partnerships agreements (or, if applicable the partnership agreement of the Rising Star Merger) in a manner reasonably acceptable to Seller, Purchaser and the other partners to prohibit the use of funds generated from existing activities (other than Azelea or El Gato Grande) to fund new activities..

         8.3.4 Hicks Muse Partnership Interests. Seller will consult with Purchaser prior to opting in or out of any investment in the Hicks Muse Partnerships which Seller is permitted to opt out of. In the event of a disagreement between Seller and Purchaser regarding whether or not to opt in or out of an investment, such disagreement shall be an Arbitration Event; provided, however, that in the event the parties do not have sufficient time to arbitrate the dispute in the reasonable discretion of Seller, Seller may make the decision to opt in or out and Purchaser shall then have the right, at its election, to propose an adjustment to the Purchase Price attributable to the action of Seller. The failure to agree on an adjustment to the Purchase Price shall be an Arbitration Event.

    8.4  Moody-Day Stock.

         8.4.1 Affirmative Covenants. Seller shall cause Moody-Day to: (i) operate, conduct its business and maintain its books of account in a manner consistent with past practice in its usual manner; (ii) preserve intact Moody-Day's existence, business organization, assets and business opportunities;
(iii) properly perform all of its contractual obligations in accordance with the terms thereof; (iv) give prompt written notice to the Purchaser of any written notice received by Seller of any material default or breach or alleged material default or breach under any instrument or agreement to which Moody-Day is a party or by which it is bound and take all reasonable steps to cure any such default or breach; (v) use commercially reasonable efforts to preserve the goodwill of, and its relationships with, its suppliers, customers, landlords and others having business relations with it; (vi) maintain and keep all its assets, properties and facilities in good condition and working order, except for ordinary wear and tear; (vii) use commercially reasonable efforts to retain the services of its present officers, employees and agents which Moody-Day believes is necessary or desirable to retain; and (viii) maintain in full force and effect the Moody-Day Insurance Policies.

         8.4.2 Restricted Activities. Seller shall take actions as are necessary to prevent Moody-Day from doing the following: (i) enter into any employment agreement or increase the rate of compensation or benefits payable or to become payable by Moody-Day to any of its directors, officers, employees or agents (other than in the ordinary course of business); (ii) enter into any contract for capital expenditures aggregating in excess of $10,000.00 (except as allowed by Clause (viii)); (iii) incur or become liable for, any indebtedness for money borrowed other than purchases of Ingersoll-Rand equipment on its floor plan at no interest; (iv) loan or advance any funds to, or borrow or take down any funds from, any Person, whether under an existing agreement or not, except for extensions of credit in the usual and ordinary course of business for merchandise purchases, customary advances to salesmen against commissions and receipt of advances from Seller to fund the purchases allowed by clause (viii); (v) incur any commitment, obligation or liability, absolute or contingent, other than in the usual and ordinary course of business; (vi) except in the usual and ordinary course of business, enter into, become a party to, waive any material right under or cancel any contract, lease, commitment, option or agreement, or make or permit to be made any amendment or termination of any contract, lease, commitment, option or agreement; (vii) make or permit any material change in its assets, liabilities or financial condition; (viii) with the exception of the purchase and acquisition of equipment set forth on Exhibit 8.4.2 dispose of or acquire assets with an aggregate book value or purchase price, respectively, exceeding $10,000.00; (ix) enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or cause or permit any Encumbrance upon any of its assets, whether now owned or hereafter acquired, except for capital leases and liens for taxes which are not delinquent; (x) amend its articles of incorporation or bylaws or other charter documents; (xi) issue, sell, transfer or otherwise dispose of any shares of capital stock of Moody-Day (xii) declare, set aside, pay or make any distribution in respect of, or purchase, cancel, retire, redeem or otherwise acquire, any capital stock or other securities of Moody-Day; (xiii) declare or effect any stock dividend or stock split, dissolve, liquidate, reorganize or otherwise make any change in its capital stock, capital structure, corporate structure or existence; (xiv) except as provided for herein, enter into any business dealing or transaction, directly or indirectly, with Seller or any other Affiliate of Seller or Moody-Day, make any payments to Seller (other than payments made to Seller in repayment of inter-company indebtedness, to the extent consistent with past practice) or any Affiliate of Seller or Moody-Day or conduct or account for any existing transaction with Seller or any Affiliate of Seller or Moody-Day on other than an arms-length basis (Purchaser agrees that Moody-Day may continue to pay its debt service to Seller in the ordinary course of business and in accordance with the terms of the inter-company debt); (xv) except for renewals of leases of premises now occupied and used by Moody-Day, enter into any lease of real property; (xvi) use any of its assets for other than proper corporate purposes and in the usual and ordinary course of business; (xvii) change the banking arrangements and signature authorities currently in effect or grant any general or special power of attorney; (xviii) waive any material right without receiving fair consideration; or (xix) agree, commit or create any obligation to do any of the foregoing of this Section 8.4.2.

         8.4.3 Moody-Day Corporate Matters. Seller shall maintain Moody-Day's corporate existence and good standing, and shall maintain its qualification to do business in its state of incorporation and each other jurisdiction in which Moody-Day owns or leases property or conducts business. Minutes of all annual and special meetings and proceedings of the directors and shareholders of Moody-Day held on or after the date hereof and prior to the Closing Date will be delivered to Purchaser within three (3) days after such meetings or proceedings are held, but in no event later than the day prior to the Closing Date.

    8.5  Oil and Gas Interests.

         8.5.1 Insurance. Seller shall maintain the insurance now in effect, if any, with respect to the Oil and Gas Interests with such insurers in such amounts, and covering such risks as shall be customary in the industry, including, but not limited to, worker's compensation insurance, and insurance against loss or damage by fire, lightning, hail windstorm, explosion, hazards, casualties and other contingencies.

         8.5.2 Performance; No Violations. Seller shall timely perform all obligations under, and not violate any material term or provision of, the leases, the contracts, easements or other agreements included in or affecting the Oil and Gas Interests.

         8.5.3   Number not used.

         8.5.4 Additional Information. From time to time, upon request of Purchaser, Seller shall promptly furnish to Purchaser such additional information and reports relating to the Oil and Gas Interests in Seller's possession or which Seller can obtain as Purchaser may request.

         8.5.5   Number not used.

         8.5.6   Number not used.

         8.5.7   Number not used.

         8.5.8 Consents and Approvals. Seller shall use commercially reasonable efforts to obtain all necessary consents, approvals or waivers in order to convey to Purchaser at Closing title to the Oil and Gas Interests free of any Title Defects and satisfy all other conditions of Closing with respect to the Oil and Gas Interests.

         8.5.9 No New Commitments; Modification. Without the prior written consent of Purchaser, Seller will not (i) enter into any new agreements or commitments with respect to the Oil and Gas Interests which extend beyond the Closing, (ii) make any expenditures other than operating expenses incurred in the normal course of business on any Oil and Gas Interests or expenditures which Seller is currently obligated to pay, or (iii) make a material modification of or terminate any of the existing agreements relating to the Oil and Gas Interests.

         8.5.10 Confidentiality. Seller shall exercise due diligence in safeguarding and maintaining secure all engineering, geological and geophysical data, reports and maps, and all other confidential data in the possession of Seller relating to the Oil and Gas Interests.

         8.5.11 No Additional Undertakings. Anything in this Section 8.5 to the contrary notwithstanding, with respect to those Oil and Gas Interests which are operated by operators other than Seller, Seller shall not itself be or become obligated to perform undertakings performable only by such operators and which are beyond the control of Seller. In each such case, however, Seller will promptly take all actions available to it, under applicable operating arrangements or otherwise, to bring about the performance of any such undertakings required to be performed under this Section 8.5.

         8.5.12 Environmental Assessment. Seller shall permit Purchaser to make any environmental assessment of the Oil and Gas Interests during the
Inspection Period.   Subject to the approval rights, if any, of the applicable
operator, Purchaser and its agents shall have the right to enter upon the Oil and Gas Interests and all buildings and improvements thereon, inspect the same, conduct soil and water tests and borings, and generally conduct such tests, examinations, investigations and studies as may be necessary or appropriate for the preparation of appropriate engineering and other reports and judgments relating to the Oil and Gas Interests, their condition, and the presence of waste or contaminants. If during the Inspection Period Purchaser discovers a Hazardous Substance located on the Oil and Gas Interests in violation of any Environmental Law, then Purchaser shall so notify Seller in writing and the Oil and Gas Interests affected shall be treated in the same manner as an Oil and Gas Title Defect is treated under Section 5.3 with the environmental defect either being cured by Seller or the Purchase Price for the affected Oil and Gas Interests being reduced in accordance with Section 5.3 and Section 20.3.

    8.6 Marketable Securities. All cash dividends or interest, as the case may be, paid by the issuer of any of the Marketable Securities or Bonds prior to the Closing Date shall be paid to Seller, and there shall be no adjustment to the Purchase Price relating thereto.

    8.7  Number not used.

    8.8  Promissory Notes.

         8.8.1 Notice of Proceedings. Seller will advise Purchaser promptly of any Proceeding concerning or affecting the Promissory Notes, the Security Documents, the Guaranty Agreements or any of the collateral described in the Security Documents.

         8.8.2 No Encumbrances. Seller will not by act or omission, without the prior written consent of Purchaser, create or place, permit to be created or placed, acquiesce in the placing of or allow to remain, any Encumbrance or conditional sale or other title retention encumbrance on the Promissory Notes, the Guaranty Agreements or the Security Documents. Should any of the foregoing become attached in any manner to any of the Promissory Notes, the Guaranty Agreements or the Security Documents without the prior written consent of Purchaser, Seller will cause the same to be discharged promptly and released at its cost prior to Closing.

         8.8.3   Number not used.

         8.8.4 No Amendments or Modifications. Seller will not amend, modify or rearrange any of the Promissory Notes, Guaranty Agreements or Security Documents without the prior written consent of Purchaser.

         8.8.5 Prepayments. Seller will not accept a prepayment of principal or interest due under any of the Promissory Notes unless required by the terms of a Promissory Note, and in the event Seller is required to and does accept a prepayment, Seller will immediately notify Purchaser in writing of the identity of the Promissory Note, of the amount of the prepayment, of the application of the prepayment to interest and principal and of the amount of unpaid principal and accrued interest due after application of the prepayment.

         8.8.6 No Releases. Seller will not release any lien, security interest or guaranty securing payment of any of the Promissory Notes.

         8.8.7 Collateral for Allied Note. In the event Purchaser reasonably determines that there may be Hazardous Substances situated on or under the Allied Tract or there is a structural or mechanical problem with any of the improvements situated on the Allied Tract and Purchaser in good faith believes that such determination impairs the value of the Allied Note, the same shall be an Adjustment Event and the rights and obligations of the parties shall be governed by the provisions of Section 20.3.

    8.9  Citation Interest.

         8.9.1 No Encumbrances. Seller will not by act or omission, without the prior written consent of Purchaser, create or place, permit to be created or placed, acquiesce in the placing of, or allow to remain, any Encumbrance or conditional sale or other title retention encumbrance on Seller's interest in the Citation Agreements. Should any of the foregoing become attached in any manner to any of the Citation Agreements without the prior written consent of Purchaser, Seller will cause the same to be discharged promptly and released at its cost.

         8.9.2 No Transfers. Seller will not sell, exchange, assign, transfer, convey or otherwise dispose of its interest in the Citation Agreements.

         8.9.3 No Amendments or Modifications. Seller will not amend or modify any of the Citation Agreements without the prior written consent of Purchaser.

    8.10 Purchaser's General Agreements Prior to Closing. Purchaser agrees to perform those agreements set forth in this Section 8.10 during the period commencing on the Effective Date and ending on the Closing Date.

         8.10.1 Untrue Representations. Purchaser will notify Seller promptly in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made by Purchaser in this Agreement. Purchaser will notify Seller within a reasonable period of time in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any Seller Representation.

         8.10.2 Notice of Proceedings. If Purchaser obtains knowledge of (i) any investigation or inquiry being made or commenced by any Governmental Authority in connection with this Agreement or the transactions contemplated hereby, or (ii) the institution of any Proceeding against Purchaser or that could any way have a material adverse effect on Purchaser's ability to consummate the transactions contemplated by this Agreement, Purchaser shall promptly notify Seller.

         8.10.3 Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser agrees to use its commercially reasonable efforts to take or cause to be taken all actions, and to do, or cause to be done, and to assist and cooperate with Seller and any third parties in doing all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the purchase of the Assets by Purchaser and all other transactions contemplated by this Agreement, and not to take, commit, or agree in writing or otherwise to take, any action which would make any representation or warranty of Purchaser contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of the Closing Date.

         8.10.4 No Breach. Purchaser agrees that (i) Purchaser will not take any action and will endeavor in good faith not to permit any event to occur, which would cause or constitute a material breach of this Agreement; (ii) Purchaser will, in the event, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of or the impending or threatened occurrence of, any event which would cause or constitute a material breach or would, if it had occurred immediately prior to the date hereof, have caused or constituted a material breach of any of the representations and warranties made by Purchaser in this

Agreement, give notice thereof to Seller; and (iii) Purchaser shall use its best efforts to prevent or promptly to remedy such breach.

                                   ARTICLE IX
                       DELIVERY OF CONSENTS AND ESTOPPELS

    9.1 Consents and Estoppels. Seller shall use commercially reasonable efforts to cause the indicated party to execute and deliver the consents or estoppels described in Section 9.2 through 9.8 and to deliver each consent or estoppel to Purchaser.

    9.2  Real Property Assets.

         9.2.1 Tenant Estoppels. On or before ten (10) days prior to the Closing Date ("Tenant Estoppel Deadline") Seller shall deliver (at its expense) to Purchaser estoppels in the form attached as Exhibit 9.2.1-A ("Tenant Estoppels") executed by each Existing Tenant of any of the Office Buildings, except as hereafter provided. Provided however, (i) Seller shall use commercially reasonable efforts to obtain a Tenant Estoppel executed by Publicis Bloom, Inc. ("Bloom") which currently occupies space at Reverchon Plaza pursuant to a lease dated August 17, 1989, as amended ("Bloom Lease"), but if Seller is unable to obtain a Tenant Estoppel from Bloom, Seller shall not be in default pursuant to this Section; (ii) in calculating the percentage of rentable square feet in Reverchon Plaza represented by executed Tenant Estoppels, the number of rentable square feet leased pursuant to the Bloom Lease shall be excluded, unless Seller is able to secure the execution of a Tenant Estoppel by Bloom; (iii) Seller shall not be in default pursuant to this
Section if it delivers on or before the Closing Date Tenant Estoppels and Substitute Certificates representing at least an aggregate of eighty-five percent (85%) of the rentable square feet leased by Existing Tenants as of the Tenant Estoppel Deadline in each Office Building (the "85% Requirement"); and
(iv) in the event Seller does not satisfy the 85% Requirement, Purchaser's sole remedy shall be to waive the requirement and close the transactions hereunder or terminate this Agreement in which event the Earnest Money shall be returned to Purchaser and thereafter neither party shall have any further rights or obligations pursuant to this Agreement except pursuant to Section 21.10. "Substitute Certificate Condition" means that Seller executes and delivers to Purchaser on or prior to the Closing Date a written certificate (a "Substitute Certificate"), dated as of Closing in substantially the form of Exhibit 9.2.1-B setting forth the information called for in the form of Tenant Estoppel, with respect to any Lease for which Seller has not obtained a Tenant Estoppel as shall be required to provide to Purchaser a combination of Tenant Estoppels and Substitute Certificates with respect to Existing Leases covering not less than eighty-five percent (85%) of the total rentable square feet of each Office Building covered by Existing Leases (hereafter defined) as of the date of this Agreement and including each Existing Lease listed on the First Rent Roll. Notwithstanding any provision hereof to the contrary, the Substitute Certificate shall survive Closing for a period of six (6) months and then lapse except to the extent Purchaser has notified Seller in writing of any claim related thereto. If at any time prior to or after the Closing Date Seller obtains a Tenant

Estoppel from any Existing Tenant (hereafter defined) with respect to an Existing Lease as to which Seller has provided a Substitute Certificate to Purchaser, Seller shall provide such Tenant Estoppel to Purchaser and the corresponding Substitute Certificate shall be returned to Seller and shall be of no force or effect whatsoever. As used herein the term: (i) "Existing Tenant" means any tenant listed on the First Rent Roll, and (ii) "Existing Lease" is any Lease listed on the First Rent Roll. The statements set forth in each Tenant Estoppel or Substitute Certificate shall be as of a date no earlier than forty (40) days prior to the Closing Date.

         9.2.2 Ground Lessor Estoppels. Estoppels ("Ground Lessor Estoppels") in the forms attached hereto and collectively identified as Exhibit
9.2.2 executed by the landlords/lessors under the Ground Leases no later than ten (10) days prior to the Closing Date. In the event Seller is unable to obtain a Ground Lessor Estoppel ("Stemmons Estoppel") executed by the lessor ("Stemmons Lessor") pursuant to the Stemmons Ground Lease, Seller shall execute a substitute estoppel ("Stemmons Substitute Estoppel") having substantially the same terms as Exhibit 9.2.2 modified to reflect that the same is executed by Seller and to the extent the costs of this transaction to Purchaser (including but not limited to financing costs) are increased as a result of the failure of the Stemmons Lessor to execute a Stemmons Estoppel shall be an Adjustment Event and the rights and obligations of the parties, the same shall be governed by the provisions of Section 20.3. The Stemmons Substitute Estoppel shall survive for a period of six (6) months following the Closing Date. If Seller is unable to obtain the Ground Lessor Estoppel ("Airport Estoppel") executed by the lessor ("Airport Lessor") pursuant to the Airport Ground Lease on or before Closing, the closing of the sale of the Airport Ground Lease and the related Assets shall be postponed until the date ("Extended Closing Date") which is the earlier of (i) ten (10) days after the delivery of the Airport Estoppel or (ii) thirty (30) days after the Closing Date. If there is an extension of the Closing Date, the amount of the Purchase Price allocated to the Airport Ground Lease (as set forth on Exhibit 2.3) shall not be paid until the Extended Closing Date and the conveyance of the Airport Ground Lease. If Seller is unable to deliver the Airport Estoppel executed by the Airport Lessor on or before five (5) days prior to the Extended Closing Date , the rights and obligations (including but not limited to Purchaser's obligation to pay the portion of the Purchase Price allocated to the Airport Ground Lease) of the parties with regard to the Airport Ground Lease shall terminate and neither party shall have any further rights or obligations with regard to the Airport Ground Lease, except as set forth in Section 21.10.

    9.3 Partnership Interests. The consents required in connection with the transfers of the Partnership Interests including, without limitation, the consent of the partners of each of the Partnerships (the "Partnership Consents").

    9.4 Moody-Day Stock. The consents set forth on Exhibit 7.4.2. Failure to obtain such consents shall constitute an Adjustment Event under Section 20.3.

    9.5  Oil and Gas Interests. Consents ("O&G Consents") in the form of
Exhibit 9.5 from each of the Persons who have a right to consent to the assignment of (or a preferential right to purchase) the Oil and Gas Interests.

    9.6 Promissory Notes. Estoppel Certificates executed by each maker and guarantor (other than Lone Star Water Proofing) in the forms attached hereto and collectively identified as Exhibit 9.6-A. Provided, however, in the event Seller is unable, using commercially reasonable efforts, to obtain an Estoppel Certificate for any Promissory Note, in lieu thereof, Seller shall execute and deliver to Purchaser a Substitute Estoppel which shall survive Closing and continue until the later of: (i) six (6) months following Closing, or (ii) the date of the first payment after Closing due under the Promissory Note to which the subject Substitute Estoppel applies. "Substitute Estoppel" shall mean a written certificate dated as of Closing in substantially the form of Exhibit 9.6-B setting forth the information called for in the form of Estoppel Certificates, with respect to any Promissory Note for which Seller is unable to obtain an Estoppel Certificate.

                                   ARTICLE X
                                   CONDITIONS

    10.1 Purchaser's Conditions. The conditions described in Sections 10.1 through 10.12 are referred to herein as the "Purchaser's Conditions." If any of the Purchaser's Conditions (other than the Consent Conditions, as defined in Section 10.11) is not fully satisfied by Closing, the failed condition shall be an Adjustment Event and the rights and obligations of the parties shall be governed by the provisions of Section 20.3.

         10.1.1 Representations, Warranties and Covenants. The Seller Representations shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent another date is contemplated by this Agreement, (ii) any changes permitted by this Agreement, and (iii) changes in the ordinary course of business, such Seller Representations, as modified, shall be true and correct as of the Closing Date; and Seller shall have performed and complied in all material respects with all of the agreements, obligations and covenants required to be performed hereunder by Seller prior to or at the Closing.

         10.1.2 No Material Adverse Change. There shall have been no material adverse change in the Assets (excluding fluctuations in market value of the Marketable Securities and Municipal Bonds) since the Effective Date, and there shall not exist any material liability or obligation of Seller, with respect to the Assets, whether accrued or unaccrued, direct or indirect, absolute or contingent, asserted or unasserted except (i) as reflected in this Agreement or the Exhibits hereto, or (ii) liabilities incurred in the ordinary course of business and consistent with past practice since the Effective Date.

         10.1.3 No Pending Litigation. No Proceeding will be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief as a result of or in connection with this Agreement or the consummation of the transactions contemplated hereby.

         10.1.4 Closing Documents. Purchaser shall have received each of the documents referred to in Sections 12.1.1 through 12.10.2. All agreements, certificates, opinions and other documents delivered by Seller to Purchaser hereunder shall be in form and substance reasonably satisfactory to Purchaser.

         10.1.5 Authorization. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by each respective Seller and the consummation by each respective Seller of the transactions contemplated by this Agreement shall have been duly and validly taken and each respective Seller shall have full right and power to sell the Assets upon the terms provided in this Agreement (collectively, "Seller's Corporate Approvals"). Purchaser shall have received copies, certified by the appropriate officer of each respective Seller, of (i) resolutions duly adopted by the Board of Directors of Seller approving this Agreement and the transactions contemplated hereby and directing the submission thereof to a vote of Seller's shareholders, if necessary, and (ii) if applicable, resolutions duly adopted by the holders of the necessary vote of the outstanding shares of Seller's securities approving and adopting this Agreement and the transactions contemplated hereby.

         10.1.6 No Prohibition of Transaction. No Proceeding, regulation or legislation shall have been instituted, threatened in writing or proposed in writing (other than caused by the act or failure to act of Purchaser or Persons acting on behalf of Purchaser) before, nor any order issued by, any Governmental Authority to enjoin, restrain, prohibit or obtain substantial damages in respect of, which is related to, or which arises out of, this Agreement.

         10.1.7 Documentation. Seller shall have delivered all assignments, other documents, certificates and instruments in its possession or control as required hereunder.

         10.1.8 Affiliate Indebtedness. Seller shall have caused any indebtedness owed by a Partnership or Moody-Day to Seller or any Affiliate of Seller (other than Moody-Day Equipment Debt) to be transferred to Purchaser or, at the option of Purchaser, forgiven by Seller (with such transfer or forgiveness to include a transfer or release, as applicable, of all Encumbrances securing same).

    10.2 Real Property Assets. In regard to the Real Property Assets, the obligation of Purchaser to close this Agreement shall, at the option of Purchaser, be subject to the following conditions precedent:

         10.2.1 Closing Title Commitments. Provided Purchaser has ordered the Pre-Closing Title Commitments from Title Company on or before ten (10) days following the Effective Date, the Title Company shall have issued its irrevocable commitments ("Closing Title Commitments") to issue the Title Policies (hereafter defined) only subject to Purchaser's payment of the premium therefor. "Title Policies" mean the following title policies issued on the form for same promulgated by the State Board of Insurance of Texas: (i) an owner's policy insuring title to the Properties, to be vested in Purchaser in the amount reasonably designated by Purchaser, (ii) an owner's policy insuring title to the Moody-Day Tracts is vested in Moody-Day in an amount up to $731,453.00 and (iii) a mortgagee's policy in the amount of the principal balance owing pursuant to the Allied Note as of the Closing Date, naming Purchaser (or Purchaser's designee) as the insured and insuring the liens encumbering the Allied Tract and securing the Allied Note as valid and superior liens. Each Title Policy shall be issued by such companies and with such reinsurance or co-insurance agreements as Purchaser may require and may contain as exceptions only the Permitted Exceptions and the standard printed exceptions except that: (a) the exception relating to restrictions against the Properties shall be deleted, except for such restrictions as may be included in the Permitted Exceptions; (b) the exception relating to discrepancies, conflicts or shortages in area or boundary lines, or any encroachment or overlapping of improvements which a survey might show shall be deleted except for shortages in area; (c) the exception relating to standby fees and ad valorem taxes shall except only taxes owing for the current year and subsequent assessments for prior years due to change in land usage or ownership; and (iv) the exception for the rights of parties in possession shall be limited to the rights of lessees or tenants, as tenants only, under the Leases.

         10.2.2 Rent Roll. There is no material adverse change in the aggregate between the First Rent Roll and Closing Rent Roll (hereafter defined) other than leases approved pursuant to Section 8.2.4.

         10.2.3 Material Change. There is no material adverse difference between the First Rent Roll and the Tenant Estoppels and Substitute Certificates delivered pursuant to Section 9.2.1 other than leases approved pursuant to Section 8.2.4.

    10.3 Partnership Interests. Purchaser shall have received the Partnership Consents each executed by the appropriate party or parties and acknowledged, where required.

    10.4 Moody-Day Stock. During the period from the date of the Moody-Day Balance Sheet through the Closing Date, there shall not have been any material adverse change in the financial condition or business of Moody-Day, and there shall not have been any material loss or damage to the assets of Moody-Day, whether or not insured, which materially affects the ability of Moody-Day to conduct its business. Moody-Day shall have no liabilities as of the Closing Date that are not reflected on the Moody-Day Balance Sheet, other than those incurred since the date of the Moody-Day Balance Sheet in the ordinary course of business and consistent with past practice or otherwise approved by Purchaser.

    10.5  Oil and Gas Interests.

          10.5.1 Consents and Approvals. Seller shall have received all necessary consents, approvals and waivers (including the O&G Consents) in order to convey to Purchaser the Oil and Gas Interests required to be conveyed at Closing.

          10.5.2   Number not used.

          10.5.3 No Adverse Change. Purchaser shall not have received any written reports indicating that any document has been filed of record in any of the counties in which the Oil and Gas Interests are located since the date of the latest title information provided to Purchaser which would adversely affect Seller's title to the Oil and Gas Interests.

    10.6  Number not used.

    10.7  Number not used.

    10.8  Promissory Notes.

          10.8.1 No Default. No event has occurred or with the passage of time or the giving of notice will occur which is or would be an event of default under the Promissory Notes or the Security Documents.

          10.8.2 Principal Balance. The outstanding principal balances due under the Promissory Notes are as set out on Exhibit 1.8, except to the extent there has been a payment of principal prior to Closing.

    10.9  Citation Interest.

          10.9.1 No Default. No event has occurred or with the passage of time or the giving of notice will occur which is or would be an event of default under any of the Citation Agreements.

          10.9.2 Consent. Seller shall have delivered to Purchaser all consents ("Citation Consents") from third parties as are required by the terms of the Citation Agreements to allow the assignment of the Citation Agreements in accordance with this Agreement.

    10.10 Texas Stadium Suite. Seller shall have delivered to Purchaser all consents ("Suite Consents") from third parties as are required by the terms of the documents relating to the Texas Stadium Suite to allow the assignment of the Texas Stadium Suite in accordance with this Agreement.

    10.11 Failure of Consent Conditions. The term "Consent Conditions" means obtaining the Partnership Consents, the O&G Consents, Citation Consents and the Suite Consents. If any Consent Condition is not satisfied as of the Closing, Purchaser may either: (i) waive the receipt of the respective consent and close, or (ii) terminate this Agreement as to the affected Asset only. If this Agreement is terminated as to only the affected Asset pursuant to this Section 10.11, this Agreement shall be deemed to be amended to exclude the affected Asset and all representations, warranties and covenants relating to the excluded Asset and to reduce the Purchase Price by the amount of the Purchase Price allocated to said Asset on the Exhibit 2.3. Provided however, if any condition is not satisfied as the result of the act or failure to act by Seller which constitutes Seller's failure to perform its obligations pursuant to this Agreement and Seller fails to cure same within a reasonable period of time, Purchaser shall be entitled to the remedies set forth in Article XX.

    10.12 Seller's Conditions to Closing. Seller's obligation to perform its agreements pursuant to this Agreement are subject to the conditions described in this Section 10.12 being satisfied or waived by Seller as of the Closing Date ("Seller's Conditions").

            10.12.1 Representations, Warranties and Covenants. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent another date is contemplated by this Agreement, (ii) for any changes permitted by this Agreement, and (iii) for changes in the ordinary course of business, such warranties and representations, as modified, shall be true and correct as of the Closing Date; and Purchaser shall have performed and complied in all material respects with all of the agreements, obligations and covenants required to be performed hereunder by Purchaser prior to or at the Closing.

            10.12.2 No Pending Litigation. No Proceeding (other than one caused by the act or failure to act of Seller or Persons acting on behalf of Sellers) will be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief as a result of or in connection with this Agreement or the consummation of the transactions contemplated hereby.

            10.12.3 Authorization. All action necessary to authorize the execution, delivery and performance of (or regarding) this Agreement by Purchaser and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Purchaser's General Partner and Purchaser shall have full power and right to consummate the transactions contemplated hereby on the terms provided herein.

            10.12.4 No Prohibition of Transaction. No Proceeding or Legal Requirement shall have been instituted, threatened or proposed (other than caused by the act or failure to act of Seller or Persons acting on behalf of Seller) before, nor any order issued by, any

Governmental Authority (other than one caused by the act or failure to act of Seller or Persons acting on behalf of Seller) to enjoin, restrain, prohibit or obtain substantial damages in respect of, which is related to, or which arises out of, this Agreement.

    10.13 Failure of Seller's Conditions to Closing. If any of Seller's Conditions is not fully satisfied by Closing, Seller may terminate this Agreement by written notice to Purchaser whereupon this Agreement shall be canceled, all Earnest Money shall be paid to Seller by the Title Company, Purchaser shall return to Seller all of the Due Diligence Items requested by Seller, and thereafter neither Seller nor Purchaser shall have any continuing obligations one unto the other except as provided in Section 21.10.

    10.14 Evaluation of Liabilities Associated with Oil and Gas Interests. Without limitation of Purchaser's general inspection rights, Purchaser and its representatives shall be entitled to review such information and make such inspections as Purchaser determines are reasonably necessary for it to determine: (i) the value of the Oil and Gas Interests and Rising Star Partnership Interests (said interests hereafter called "Combined Oil and Gas Interests"), and (ii) whether ownership of the Combined Oil and Gas Interests imposes any actual or potential liability which exceeds the value of the Combined Oil and Gas Interests. In the event Purchaser reasonably determines that the liabilities associated with the ownership of the Combined Oil and Gas Interests exceed the value of the Combined Oil and Gas Interests, Purchaser may elect to exclude all of the Combined Oil and Gas Interests from the Assets without any adjustment in the Purchase Price. If any dispute arises with respect to the provisions of this Section 10.14, the same shall be an Arbitration Event.

    10.15 Fairness Opinion Condition. Notwithstanding any provision of this Agreement to the contrary, Seller's obligations hereunder are subject to its receipt of an opinion from Bear, Stearns & Co., Inc. ("Fairness Opinion") on or before March 7, 1997 ("Fairness Opinion Deadline"), satisfactory to Seller, that the transactions contemplated by this Agreement and the DMI Agreement, collectively, are fair to the shareholders of Seller from a financial point of view. If the Fairness Opinion is not received and approved by Seller on or before the Fairness Opinion Deadline, Seller may deliver written notice ("Fairness Opinion Termination Notice") to Purchaser on or before 5:00 p.m. on the second business day after the Fairness Opinion Deadline ("Fairness Opinion Deadline"). If Seller has not delivered a Fairness Opinion Notice on or before the Fairness Opinion Termination Deadline, Seller shall be deemed to have waived the provisions of this Section 10.15, and, thereafter, the provisions of this Section shall be null and void. In the event Seller timely delivers a Fairness Opinion Termination Notice, the Earnest Money (and all interest accrued thereon) shall be delivered to Purchaser and Purchaser shall return to Seller all Due Diligence Items; and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in Section 21.10. Seller agrees to use its commercially reasonable efforts to obtain the Fairness Opinion on or before the Fairness Opinion Deadline.

                                   ARTICLE XI
                                    CLOSING

    The closing ("Closing") hereunder shall take place at the offices of Brown McCarroll & Oaks Hartline, 300 Crescent Court, Suite 1400, Dallas, Texas 75201. The Closing shall occur on or before the date ("Closing Date") which is the earlier of (i) the tenth (10th) day after the expiration of the Inspection Period or (ii) May 1, 1997. Purchaser shall notify Seller at least five (5) days in advance of the exact time and date of Closing.


                                  ARTICLE XII
                        SELLER'S OBLIGATIONS AT CLOSING

    12.1 Seller's Obligations at Closing. At the Closing, Seller shall execute, deliver and if required acknowledge or cause the appropriate party to execute, deliver and if required acknowledge the documents described in Sections 12.2 through 12.10 and shall perform those obligations described therein.

            12.1.1 General Closing Obligations of Seller. In addition to the other documents to be delivered by Seller to Purchaser at Closing pursuant to the terms of this Agreement, Seller shall deliver the following to Purchaser at
Closing: (i) a certificate signed by a senior executive officer of Seller dated as of the Closing Date stating that each of Seller's Representations are true and correct at Closing and that each obligation of Purchaser, which is a condition to Closing, has been satisfied by Purchaser or waived by Seller, (ii) an opinion of Seller's counsel, Gardere & Wynne, L.L.P., dated as of the Closing Date, addressed to Purchaser, in a form reasonably satisfactory to Purchaser, (iii) certificates of the appropriate public officials to the effect that each Seller is a validly existing corporation in good standing in Texas as of a date not more than ten (10) days of the Closing Date, (iv) certificates of the secretary of Seller setting forth all resolutions of the Board of Directors and the shareholders of Seller authorizing the execution and delivery of this Agreement and the performance by Seller of the transactions contemplated hereby, and (v) incumbency and specimen signature certificates dated the Closing Date signed by the officers of Seller certified by its Secretary.

            12.1.2 Affiliate Indebtedness. Assignment of notes and liens representing any indebtedness (or security therefor) owed by a Partnership or Moody-Day to Seller or any Affiliate of Seller other than Moody-Day Equipment Debt (or, if applicable, documentation reflecting forgiveness of such indebtedness and release of all Encumbrances securing same).

    12.2   Real Property Assets.

           12.2.1    Special warranty deeds ("Deeds") in the form of Exhibit
12.2.1 covering each of the Properties, duly signed and acknowledged by the appropriate Seller, which deeds shall convey to Purchaser good and indefeasible fee simple title to each Property, free and clear of all liens, rights-of-way, easements, and other matters affecting title to the Property, except for the applicable Permitted Exceptions.

           12.2.2 Bill of Sale and Assignment in the form of Exhibit 12.2.2, duly executed and acknowledged by Seller, conveying and/or assigning to Purchaser the Personal Property, the Leases, the Ground Leases (together with Seller's option to purchase the Stemmons Leasehold as described on Exhibit 1.2.1(ii)), the Security Deposits, the Operating Agreements, the Intangibles and the Permits.

           12.2.3 Rent roll ("Closing Rent Roll") in the same form as the First Rent Roll dated as of the Closing Date.

           12.2.4 A non-withholding statement that will satisfy the requirements of Section 1445 of the Code so that Purchaser is not required to withhold any portion of the Purchase Price for payment to the IRS.

           12.2.5 Originals of all Leases (and all files relating to each Lease), Ground Leases and Operating Agreements affecting the Properties.

           12.2.6    Number not used.

           12.2.7    Number not used.

           12.2.8 Deliver such evidence or other documents that may be reasonably required by the Title Company evidencing the status and capacity of Seller and the authority of the Person or Persons who are executing the various documents on behalf of Seller in connection with the sale of the Assets.

           12.2.9 Deliver to Purchaser all keys to all buildings and other improvements located on the Properties, combinations to any safes thereon and security devices therein in Seller's possession.

           12.2.10 Execute and deliver a Special District Disclosure Notice as required by Section 49.452 of the Texas Water Code.

     12.3 Partnership Interests. Execute and deliver to Buyer an assignment of partnership interest ("Partnership Assignment") for each Partnership Interest, which shall be in the form of Exhibit 12.3, together with such other documents as may be necessary to cause the admission of Purchaser as a substitute limited partner of each Partnership.

     12.4 Moody-Day Stock. Certificates representing the Moody-Day Stock, duly endorsed to Purchaser, which shall transfer to Purchaser good title to the Moody-Day Stock, free and clear of all Encumbrances.

     12.5  Oil and Gas Interests.

           12.5.1 Assignments in substantially the form of Exhibit 12.5.1 covering the Oil and Gas Interests containing special warranties of title.

           12.5.2 Transfer Orders or letters in lieu thereof for each of the wells included in the Oil and Gas Interests.

           12.5.3 Such other documents of conveyance or assignments as Purchaser may reasonably request with respect to the Oil and Gas Interests.

     12.6 Marketable Securities. Certificated securities representing the Marketable Securities endorsed for transfer with signature guarantees or, with respect to uncertificated book entry securities, evidence of transfers (or orders therefor) on the books of the issuer.

     12.7 Bonds. Certificated securities representing the Municipal Bonds and Arena Bonds endorsed for transfer with signature guarantees or, with respect to uncertificated book entry securities, evidence of transfers (or orders therefor) on the books of the issuer.

     12.8  Promissory Notes.

           12.8.1 The original Promissory Notes, endorsed by Seller "Pay to the Order of (Name of Purchaser or Partial Designee) without recourse," the originals of all Security Documents, the originals of all Guaranty Agreements, the originals of all UCC-1 Financing Statements, the original of the Mortgagee Title Policy and original stock certificates for the shares of Kosmeo Cosmetics, Inc. (issued to Harry and/or Martha Hersey and held by Seller to secure the Promissory Note executed by Kosmeo Cosmetics, Inc. as described in
Exhibit 1.8).

           12.8.2    An Assignment of Notes and Liens in the form attached as
Exhibit 12.8.2 transferring and assigning all of Seller's rights, title and interest in and to the Promissory Notes, the Security Documents, the Guaranty Agreements and all liens and security interests securing their payment.

           12.8.3 UCC-3 Forms as promulgated by the Texas and Florida Secretaries of State assigning to Purchaser all of Seller's rights under any security interests held by Seller securing the Promissory Notes and/or any related UCC filings.

           12.8.4    An executed letter addressed to each maker of a Promissory
Note in the form of Exhibit 12.8.4.

           12.8.5    Number not used.

           12.8.6    Number not used.

           12.8.7 An endorsement to the Mortgagee Policy of Title Insurance covering the Allied Deed of Trust in the form promulgated by the State Board of Insurance naming the Purchaser as the "insured" under the Mortgagee Policy.

           12.8.8    Number not used.

     12.9  Citation Interest.

           12.9.1 The originals of the Citation Agreements and all documents and files related thereto.

           12.9.2    An executed Assignment of Contract Rights in the form of
Exhibit 12.9.2 transferring and assigning all of Seller's right, title and interest in and to the Citation Agreements.

     12.10 Texas Stadium Suite.

           12.10.1 Execute and deliver an Assignment and Assumption of Stadium License Agreement (herein so called) in substantially the same form of
Exhibit 12.10.1.

           12.10.2   Deliver original counterparts of the Texas Stadium
Documents.

                                  ARTICLE XIII
                       PURCHASER'S OBLIGATIONS AT CLOSING

     13.1 Purchaser's Obligations at Closing. At Closing, Purchaser shall deliver to Seller the Purchase Price in cash and execute, deliver and if required acknowledge the documents described in Sections 13.2 through 13.6 and perform those obligations described therein.

           13.1.1 General Closing Obligations of Purchaser. In addition to the other documents to be delivered by Purchaser to Seller at Closing pursuant to the terms of this Agreement, Purchaser shall deliver to the Seller at
Closing: (i) a certificate signed by a senior executive officer of Purchaser dated as of the Closing Date stating that each of the representations and warranties made herein by Purchaser are true and correct at Closing and that each obligation of Seller, which is a condition to Closing, has been satisfied by Seller or waived by Purchaser, (ii) an Opinion of Purchaser's counsel, Brown McCarroll & Oaks Hartline, dated as of the Closing Date, addressed to Seller, in a form reasonably satisfactory to Seller, (iii) certificates of the appropriate public officials to the effect that Purchaser is a validly existing Delaware limited partnership and is authorized to do business in and in good standing in Texas as of a date not more than ten (10) days of the Closing Date,
(iv) certificates of the General Partner of Purchaser setting forth that all necessary actions have been taken by Purchaser's partners authorizing the execution and delivery of this Agreement and the performance by Purchaser of the transactions contemplated hereby, and (v) incumbency and specimen signature certificates dated the Closing Date signed by the General Partner of Purchaser.

     13.2  Real Property Assets.

           13.2.1 Bill of Sale and Assignment in the form of Exhibit 12.2.2 whereby Purchaser accepts the assignment of and accepts all obligations under the Personal Property, the Leases, the Ground Leases, the Security Deposits, the Operating Agreements, the Intangibles and the Permits.

           13.2.2 Deliver such evidence or other documents that may be reasonably required by the Title Company evidencing the status and capacity of Purchaser and the authority of the Person or Persons who are executing the various documents on behalf of Purchaser in connection with the sale of the Properties.

     13.3 Partnership Interests. Execute and deliver such documents as may be reasonably required in order for Purchaser to become a substitute limited partner in the Partnerships and assume the obligations of Sellers accruing on and after the Closing Date.

     13.4 Texas Stadium Suite. Execute and deliver the Assignment and Assumption of Stadium License Agreement.

     13.5 Other Obligations. Execute and deliver agreements to be bound by and assume and perform the obligations accruing on or after the Closing Date under or relating to the Oil and Gas Interests and in the agreements relating to the Citation Interests listed on Exhibit 1.9.

     13.6 Additional Agreements. Provided the rights of Seller thereunder are assigned to Purchaser and Seller has fully performed its obligations pursuant to same accruing prior to

Closing, at Closing, Purchaser agrees to assume the obligations of Seller accruing subsequent to Closing pursuant to those agreements listed on Exhibit 13.6.

                                  ARTICLE XIV
                             COSTS AND ADJUSTMENTS

     14.1 The parties shall make the adjustments and pay the costs in accordance with the provisions of Sections 14.2 through 14.13. The provisions of this Article XIV shall survive the Closing.

     14.2  Real Property Assets.

           14.2.1 Rents and Expenses. All prepaid rents, prepaid expenses and obligations under the Operating Agreements or agreements set forth on
Exhibit 13.6, accrued expenses, and ad valorem taxes (real and personal) for the Properties for the current calendar year shall be prorated as of the date of Closing, and Seller or Purchaser, as the case may be, shall pay to the other party hereto in cash at Closing Seller's or Purchaser's, as the case may be, prorata portion of such prorations. Tax prorations shall be based upon taxes actually assessed for the current calendar year or, if for any reason such taxes for the Properties have not been actually assessed, such proration shall be based upon the tax rates established for 1996 applied to 1997 assessed values, and adjusted by cash settlement when exact amounts are available. The provisions of this Section 14.2.1 shall survive the Closing. If subsequent to Closing Purchaser receives any refund of ad valorem taxes assessed against any of the Properties paid by Seller and attributable to the period prior to the Closing (said refund hereafter called "Eligible Refund"), Purchaser shall promptly pay any tenant any sum to which said tenant is entitled and pay the balance of the Eligible Refund to Seller. Nothing in the preceding sentence shall be construed as obligating Purchaser to pursue the determination or collection of any refund on behalf of Seller.

           14.2.2 Ordinary Expenses. All other income and ordinary operating expenses for or pertaining to the Properties including, but not limited to, public utility charges, maintenance, service charges, and all other normal operating charges of the Properties shall be prorated as of the Closing Date. Seller shall receive a credit for all utility deposits assigned to Purchaser. The settlement of the proration of the operating expenses of the Properties shall occur within sixty (60) days after the Closing Date in accordance with the following provisions of this Section 14.2.2. On or before forty-five (45) days after the Closing Date, Purchaser shall deliver to Seller a summary of the operating expenses to be prorated and Purchaser's suggested proration. Thereafter, Purchaser shall provide Seller such information as Seller may reasonably require to determine the accuracy of the suggested proration. The parties shall each act reasonably and in good faith to agree
upon the proration.   If the parties cannot agree upon the proration, it shall
be an Arbitration Event and resolved in accordance with the provisions of
Section 20.4.  The party owing the other shall pay the amount owed within ten
(10) days after agreement or the decision of the Arbitrators.

           14.2.3 Lease Payments. Except as provided in Section 14.2.7, all rents, additional rents and other sums actually paid under the Leases for the month of Closing shall be prorated between Seller and Purchaser as of the Closing Date, provided that delinquent amounts of base rent which are more than thirty (30) days past due and delinquent amounts of other kinds which are more than sixty (60) days past due will not be considered in such calculation. All rents, percentage rents, common area charges, real estate taxes and other costs or charges paid by tenants under the Leases after the Closing will first be applied to such charges as are then due and then applied in their reverse order of accrual until applied in full. Any amounts that are attributable to periods prior to Closing will be delivered by Purchaser to Seller within thirty (30) days after receipt. Purchaser will have no obligation to incur any cost or expense or institute any litigation to collect delinquent rents, percentage rents, or other costs or charges owed to Seller, and Seller will not exercise any right to collect such amounts. In any event, Seller will not institute suit against any tenant under the Leases. The provisions of this Section
14.2.3 will survive the Closing.

           14.2.4 Security Deposits. Seller shall retain the Security Deposits and the amount thereof shall be credited to the Purchase Price. At Closing, Seller shall assign to Purchaser any letter of credit ("Letter of Credit") held by Seller as a security deposit. Seller shall use commercially reasonable efforts to cause the issuer of any Letter of Credit to either approve the assignment of same to Purchaser (with appropriate modifications to allow Purchaser to draft upon same) or issue a new letter of credit naming Purchaser as the beneficiary with terms reasonably satisfactory to Purchaser. It shall be an Adjustment Event should Seller be unable to perform the provisions of the preceding sentence as to any Letter of Credit that is not clearly assignable.

           14.2.5 Operating Expense Rent. (i) "Appropriate Expense Information" shall mean the actual operating expenses (other than ad valorem taxes) of the applicable Office Building for the period October 1, 1996 through September 30, 1997 and the actual ad valorem taxes which are assessed against said Office Building for 1997; (ii) "Operating Expense Rent" means sums paid by a tenant based upon its share of the operating expenses of a Property or the estimated share of operating expenses (including taxes); and
(iii) "Seller's Share" shall be a fraction, the numerator of which shall be number of days from and after January 1, 1997 through the Closing Date and the denominator of which shall be 365. If based upon the Appropriate Expense Information, Purchaser reasonably determines that the Operating Expense Rent paid by any tenants of an Office Building will exceed the operating expenses to be passed through to the tenants of that Office Building (as of the Closing Date, hereafter called "Affected Tenants") for the calendar year 1997 and will require a refund or credit to the Affected Tenants of the excess Operating Expense Rent, Purchaser shall deliver written notice ("Adjustment Notice") to Seller on or before October 31, 1997 ("Operating Expense Adjustment Deadline") together with such information as may be reasonably required to substantiate Purchaser's position. Unless Seller delivers written notice ("Operating Expense Objection") to Purchaser within ten (10) days after delivery of the Adjustment Notice, Seller shall promptly pay

Purchaser Seller's Share of the excess Operating Expense Rent which Purchaser reasonably thinks will have to be refunded or credited to Affected Tenants. If Seller timely delivers an Operating Expense Objection and the parties cannot resolve the objection, the same shall be an Arbitration Event. If based upon the Appropriate Expense Information Purchaser reasonably determines that any of the Existing Tenants of any Office Building will owe any Additional Operating Expense Rent for 1997 (hereafter defined), on or before October 20, 1997, Purchaser will pay Seller the amount of the Additional Operating Expense Rent attributable to the period from January 1, 1997 to the Closing Date discounted to account for the period between October 20, 1997 and the date said additional Operating Expense Rent is to be paid by the Existing Tenant and the risk of collection thereof. As used herein the term "Additional Operating Expense Rent" means the additional Operating Expense Rent which Purchaser determines any Existing Tenant owes following the end of 1997 pursuant to the relevant Existing Leases as of result of the Existing Tenant's share of the Operating Expenses being greater than the periodic payment of the Operating Expense Rent during 1997. This Section shall survive Closing.

           14.2.6 Recording Costs. Seller shall pay up to $10,000.00 of the recording cost of the Deeds, the recording cost relating to the transfer of the Promissory Notes, Security Documents and Guaranty Agreements, and any escrow fee (such fees in excess of $10,000.00 shall be paid by Purchaser). Seller and Purchaser shall each be responsible for the fees and expenses of their respective attorneys.

           14.2.7 Tenant Improvements; Commissions. With respect to all Leases entered into with tenants of the Office Buildings after the Effective Date or which constitute approved leases hereunder, Seller will receive a credit in an amount equal to (a) all tenant improvement costs, architectural costs and leasing commissions paid by Seller minus (b) all rent received by Seller relating to such Leases. With respect to Leases executed prior to the Effective Date which are not Approved Leases ("Pre-Execution Leases") , Seller shall perform all obligations relating to the completion of tenant improvements and payment of leasing commissions ("Pre-Execution Lease Obligations") and pay all sums related thereto (collectively "Pre-Execution Lease Expenses") incurred in connection with or arising out of any Pre-Execution Leases (except as hereafter provided) when due. However, if at Closing (i) there are any unpaid Pre-Execution Lease Expenses (whether or not accrued or owing), Purchaser shall receive a credit ("Lease Obligation Credit") to the Purchase Price in the amount of the unpaid Pre-Execution Lease Expenses (including but not limited to any additional sums Purchaser reasonably determines will be incurred in order to perform the Pre-Execution Lease Obligations on or prior to any Lease Deadline) and (ii) if any part of the Pre-Execution Lease Obligations are not fully performed, provided the Assumption Conditions are satisfied, Purchaser will execute an agreement by which it assumes and agrees to perform the unperformed Pre-Execution Lease Obligations. "Assumption Conditions" means that Seller has delivered to Purchaser such evidence and assurances Purchaser reasonably requests to confirm and assure Purchaser (i) that Seller has not defaulted in the performance of the Pre-Execution Lease Obligations and (ii) that the amount of the unpaid Pre-Execution Lease Expenses will not exceed the Lease Obligation Credit.

"Lease Deadline" means any date by which any Pre-Execution Lease Obligations must be performed in accordance with a Pre-Execution Lease or if by which a Pre-Execution Lease Obligation is not performed, the revenue from the applicable lease will be reduced or delayed. At Closing Purchaser shall assume the obligation pursuant to any Existing Lease to provide a refurbishment allowance or to pay a leasing commission based upon a renewal or expansion of an Existing Lease. Nothing in the preceding sentence shall be construed to limit the rights of Purchaser arising out of a breach of the Seller's Representations, including but not limited to, the Seller's Representation set forth in Section 7.2.17.

     14.3  Number not used.

     14.4 Moody-Day. Purchaser shall reimburse Seller for any cash contributions made by Seller to the stockholder's equity of Moody-Day to the extent such contributions were utilized by Seller to fund the acquisition of equipment set forth on Exhibit 8.4.2.

     14.5 Oil and Gas Interests. Purchaser shall reimburse Seller for any cash calls paid by Seller from the Effective Date to the extent such payments were consented to by Purchaser, in it sole discretion. If such consent is denied and Seller's interest in a well is forfeited as a result of failure to pay a cash call, there will be no adjustment to the Purchase Price as a result of such forfeiture.

     14.6  Number not used.

     14.7  Number not used.

     14.8  Number not used.

     14.9 Citation Agreements. All payments due under the Citation Agreements for the month of Closing shall be prorated between Seller and Purchaser as of the Closing Date.

     14.10 Texas Stadium Suite. All payments due under the agreements relating to the Texas Stadium Suite for the month of Closing shall be prorated between Seller and Purchaser as of the Closing Date. If, prior to Closing, Seller pays for any admission tickets (to which the Texas Stadium Suite holder is entitled), Purchaser shall reimburse Seller for the amount so paid by Seller.

     14.11 Recording of Documents. The Deeds shall be recorded by Purchaser in each county in which the Properties are located. The Assignments of the Oil and Gas Interests shall be recorded by Purchaser in each county in which the Oil and Gas Interests are located. Transfer Orders or letters in lieu thereof for the wells included in the Oil and Gas Interests shall be delivered by Seller to Purchaser and Purchaser shall deliver same to the purchasers of production from such wells. The Assignment of Notes and Liens shall be recorded by Purchaser in Dallas County, Texas and with the Office of the Secretary of State of Texas.

     14.12 Transfer Taxes. Purchaser shall pay at Closing all sales, transfer and any other similar Taxes payable as a result of the purchase of the Assets by Purchaser.

                                   ARTICLE XV
                                AS IS PROVISION

     PROPERTY CONVEYED "AS IS". PURCHASER AGREES THAT, EXCEPT FOR SELLER'S REPRESENTATIONS SET FORTH IN THIS AGREEMENT, SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY ADDITIONAL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE ASSETS, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT OR CONVEYANCE DOCUMENTS TO BE DELIVERED AT CLOSING), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE ASSETS INCLUDING, WITHOUT LIMITATION: (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE ASSETS, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF THE ASSETS, AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE ASSETS. PURCHASER AGREES THAT WITH RESPECT TO THE ASSETS, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY AGENT OF SELLER OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OTHER PROPERTY OF THE KINDS INCLUDED IN THE ASSETS AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND PURCHASER AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE ASSETS "AS IS, WHERE IS," WITH ALL FAULTS, AND PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT. THE TERMS AND CONDITIONS OF THIS ARTICLE SHALL EXPRESSLY SURVIVE THE

CLOSING AND NOT MERGE THEREIN AND SHALL BE INCORPORATED INTO THE CONVEYANCE DOCUMENTS RELATING TO THE ASSETS.

                                  ARTICLE XVI
                             INDEMNITY OBLIGATIONS

     16.1 Indemnification by Seller. Subject to the provisions of Section 16.7, Seller shall indemnify, defend, save and hold Purchaser and its partners, employees, agents and Affiliates (collectively, "Purchaser Indemnitees") harmless from and against all demands, claims, allegations, assertions, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses (including reasonable legal fees, interest, penalties and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing and whether or not any such demands, claims, allegations, etc., of third parties are meritorious) asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Purchaser Indemnitees, directly or indirectly, in connection with or arising out of an event occurring on or before the Closing Date and in any way related to the ownership, maintenance or operation of the Assets.

     16.2 Indemnification by Purchaser. Purchaser shall indemnify, defend, save and hold Seller and its partners, employees, agents and Affiliates (collectively, "Seller Indemnitees") harmless from and against all demands, claims, allegations, assertions, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses (including reasonable legal fees, interest, penalties and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing and whether or not any such demands, claims, allegations, etc., of third parties are meritorious) asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Seller Indemnitees, directly or indirectly, in connection with or arising out of an event occurring after the Closing Date and in any way related to the ownership, maintenance or operation of the Assets.

     16.3 Notice of Claims. If any Purchaser Indemnitee or Seller Indemnitee (an "Indemnified Party") believes that it is or will be entitled to indemnification pursuant to the terms of this Article XVI, such Indemnified Party shall so notify the party or parties from whom indemnification is being claimed (the "Indemnifying Party") with reasonable promptness and reasonable particularity in light of the circumstances then existing. If any action at law or suit in equity is instituted by or against a third party with respect to which any Indemnified Party intends to claim the right to indemnification, such Indemnified Party shall promptly notify the Indemnifying Party of such action or suit. The failure of an Indemnified Party to give any notice required by this Section shall not affect any of such party's rights under this Agreement except and to the extent that such failure is actually prejudicial to the rights or obligations of the Indemnifying Party.

     16.4 Third Party Claims. If permitted by the insurer the Indemnified Party shall have the right to conduct and control, through counsel of its choosing, the defense of any third party claim, action or suit, and the Indemnified Party may compromise or settle the same, provided that the Indemnified Party shall give the Indemnifying Party advance notice of any proposed compromise or settlement. The Indemnified Party shall permit the Indemnifying Party to participate in the defense of any such action or suit through counsel chosen by the Indemnifying Party, provided that the fees and expenses of such counsel shall be borne by the Indemnifying Party. If the Indemnified Party permits the Indemnifying Party to undertake, conduct and control the conduct and settlement of such action or suit, (i) the Indemnifying Party shall not thereby permit to exist any Encumbrance upon any asset of the Indemnified Party; (ii) the Indemnifying Party shall not consent to any settlement that does not include as an unconditional term thereof the giving of a complete release from liability with respect to such action or suit to the Indemnified Party; and (iii) the Indemnifying Party shall agree promptly to reimburse the Indemnified Party for the full amount of any damages including fees and expenses of counsel for the Indemnified Party incurred after giving the foregoing notice to the Indemnifying Party and prior to the assumption of the conduct and control of such action or suit by the Indemnifying Party.

     16.5 Good Faith Efforts to Settle Disputes. Purchaser and Seller agree that, prior to commencing any litigation against the other concerning any matter with respect to which such party intends to claim a right of indemnification in such proceeding, the respective chief executive officers (or officers or agents holding such authority) of such parties shall meet in a timely manner and attempt in good faith to negotiate a settlement of such dispute during which time such officers shall disclose to the others all relevant information relating to such dispute.

     16.6 Payment. All indemnification payments pursuant to this Agreement shall be made promptly in cash.

     16.7  Survival and Limitation of Indemnities.  The provisions of Section
16.1 through this Section 16.7 shall survive Closing but the liability of each indemnitor shall not exceed each indemnitor's Insurance Coverage. As used herein "Insurance Coverage" shall be the indemnity provided to the respective party by the insurance policies described on Exhibit 16.7 as to Purchaser and those described on Exhibit 7.2.14 as to Seller. Provided, however, the limitation of liability provided for in this Section 16.7 as it applies to Purchaser shall not apply to Contractual Liabilities. "Contractual Liabilities" includes any liability arising out of, or in connection with, the Operating Agreements or the agreements set forth on Exhibit 13.6 to the extent such liability arises out of, or in connection with, an event subsequent to the Closing. Purchaser agrees to look solely to Seller's Insurance Coverage and agrees that Seller has no personal liability under this Article XVI.

                                  ARTICLE XVII
              CONDEMNATION, DAMAGE OR DESTRUCTION PRIOR TO CLOSING

     17.1 Condemnation. As used herein (a) a "Taking" is the commencement of a proceeding by any Governmental Authority or other entity having condemnation authority exercising powers of eminent domain or the taking of any steps preliminary thereto (including the giving of any direct or indirect notice of intent to institute such proceedings) with regard to any of the Properties, which is not dismissed on or before ten (10) days prior to the Closing Date, and (b) a "Major Taking" is a Taking involving so much of a Property that after the Taking the potential occupancy of any Improvements situated thereon in accordance with applicable Legal Requirements is reduced by more than fifteen percent (15%) of such potential occupancy prior to the commencement of the Taking or in case of Undeveloped Land is involved it renders more than fifteen percent (15%) of the applicable Parcel of Undeveloped Land commercially unusable. If there is a Major Taking, the same shall be an Adjustment Event and the parties rights and obligations shall be governed by the provisions of
Section 20.3. In the event of a Taking or, if as a result of the process set forth in Section 20.3 relating to a Major Taking, Purchaser is entitled to the condemnation proceeds, Seller will: (i) execute such documents as Purchaser may reasonably request to evidence the assignment of condemnation proceeds to Purchaser, (ii) cooperate with Purchaser in any proceeding relating to the Taking or Major Taking, and (iii) notify Purchaser of all actions relating to the Taking promptly following its receipt of information regarding same, and
(iv) upon and following Closing, deliver to Purchaser any proceeds received by Seller (whether before or after Closing). If the parties cannot agree upon whether a Taking is a Major Taking, the disagreement shall be an Arbitration Event and shall be resolved in accordance with the provisions of Section 20.4.

     17.2  Risk of Loss.

           17.2.1 Certain Definitions. As used in this Section 17.2, "Restoration Costs" means the reasonable costs (including but not limited to costs of funds pending receipt of insurance proceeds) of restoring the damaged Improvements to their condition immediately prior to the damage in compliance with all applicable building and zoning laws, ordinances and regulations.

           17.2.2 Loss and Restoration Estimates. Until Closing, Seller alone shall bear the risk of loss should there be damage to any of the Improvements by fire or other casualty ("Casualty"). If prior to Closing any of the Improvements shall be damaged by fire or other Casualty, (i) Seller shall take all action necessary to preserve and protect the affected Improvements from further loss or damage, and (ii) within ten (10) business days after such loss deliver to Purchaser a detailed written description of the damages incurred and a statement ("Seller's Estimate") of Seller's reasonable and good faith estimate of the Restoration Costs (collectively "Casualty Loss Information"). Within a reasonable period following its receipt of the Seller's Estimate and Casualty Loss Information relating to the damage, Purchaser shall deliver to Seller its reasonable and good faith estimate of Restoration Costs ("Purchaser's Estimate"). If the amount of Purchaser's Estimate is not greater than 110% of the amount of the Seller's opinion ("Seller's Estimate") regarding the amount of the Restoration Costs, the Restoration Costs shall be the average of the Seller's Estimate and the Purchaser's Estimate. If the amount of the Restoration Costs cannot be determined in accordance with the foregoing provisions, its resolution shall be determined in accordance with the provisions of Section 20.3 and, if necessary, Section 20.4 (but such disagreement shall not by itself constitute an Adjustment Event). Within a reasonable period following the damage, Seller shall commence and thereafter prior to Closing diligently prosecute the restoration of the damaged Improvements in accordance with plans and specifications ("Restoration Plans") and pursuant to construction and other agreements and governmental permits ( collectively "Restoration Documents"), all of which are approved by Purchaser, which approval will not be unreasonably withheld or delayed. The Closing Date shall not be delayed as a result of a casualty or other damage to any Improvements. To the extent applicable, Sections 20.3 and 20.4 shall survive Closing until all issues arising out a casualty or other damage to any Improvements are resolved and the parties have performed their respective obligations.

           17.2.3    Restoration Not Completed by Closing Date.   If any
damaged Improvements are not fully restored to Purchaser's reasonable satisfaction prior to Closing, at Closing (i) Seller shall deliver to Purchaser all insurance proceeds [other than those related to rental or business interruption ("Loss Rents Proceeds")] received by Seller and not previously applied to the payment of Restoration Costs (collectively "Purchaser's Insurance Proceeds"), (ii) Seller shall deliver to Purchaser Loss Rents Proceeds attributable to the period from and after Closing, and (iii) Seller and Purchaser shall execute an agreement (in a form reasonably satisfactory to the parties) by which (A) Seller agrees to deliver to Purchaser all Purchaser's Insurance Proceeds promptly following Seller's receipt thereof, (B) Seller assigns to Purchaser all of Seller's right to the Purchaser's Insurance Proceeds, any Restoration Plans and any Restoration Documents and Purchaser assumes the obligations under the Restoration Documents and indemnifies Seller for any claims or liabilities arising thereunder, (C) Seller agrees to cooperate with Purchaser in collecting Purchaser's Insurance Proceeds, including but not limited to, executing such authorizations, proofs of loss and other documents required by the insurer, endorsing drafts or checks, notifying the insurer of the interest of Purchaser, providing information or documents required by the insurer (and Purchaser will reimburse Seller for its out-of-pocket expenses incurred therein) and (D) Seller agrees to otherwise cooperate and assist Purchaser in connection with the restoration of the damaged improvements following the Closing Date (it being understood that Purchaser shall be solely responsible for the management of the restoration following the Closing Date). Any damage to any of the Improvements shall be an Adjustment Event and the rights and obligations of the parties shall be governed by Section 20.3.

           17.2.4 Maintenance of Insurance Prior to Closing.   From and after
the Effective Date through and including the Closing Date, Seller shall keep all of the insurance ("Property and Liability Insurance") described on Exhibits 7.2.14 and 7.4.17 in full force and effect, including but not limited to, the payment of all premiums therefor on or before the same are due. On or before the first business day after the Effective Date, Seller shall deliver to Purchaser evidence reasonably satisfactory to Purchaser that Purchaser is named as an "insured" pursuant to the Property and Liability Insurance and the insurer or insurers issuing the Property and Liability policies agree not to cancel or modify the coverages without delivering Purchaser written notice at least thirty (30) days prior to the effective date of the cancellation or modification.

                                 ARTICLE XVIII
                     POSSESSION OF ASSETS FOLLOWING CLOSING

     Possession of the Assets shall be delivered to Purchaser at Closing in accordance with the provisions of this Agreement.

                                  ARTICLE XIX
                                    NOTICES

     All notices, demands, or other communications of any type given by Seller to Purchaser, or by Purchaser to Seller, whether required by this Agreement or in any way related to the transaction contracted for herein, shall be void and of no effect unless given in accordance with the provisions of this Article. All notices shall be in writing and delivered to the Person to whom the notice is directed, either in person, by facsimile transmission or by United States Mail, as a registered or certified item, return receipt requested. Notices delivered in person shall be deemed delivered upon receipt, notices delivered by facsimile transmission shall be deemed delivered the same day as sent with confirmation received by the senders's facsimile equipment and notices delivered by mail shall be deemed given three (3) days after being deposited in a post office or other depository under the care or custody of the United States Postal Service, enclosed in a wrapper with proper postage affixed, addressed as follows:

       Seller:            Carter-Crowley Properties, Inc.
                          2711 LBJ Freeway, Suite 426
                          Dallas, Texas  75234
                          Attn: Ronald L. Carter
                          Telephone No.:  (972) 247-8535
                          Facsimile No.:   (972) 243-3615

       With Required      Gardere & Wynne, L.L.P.
       Copy (which        1601 Elm Street, Suite 3000
       does not consti-   Dallas, Texas 75201
       tute notice) to:   Attn: Alan J. Perkins, Esq.
                          Telephone No.:  (214) 999-4683
                          Facsimile No.:   (214) 999-4667


       Purchaser:         Crescent Real Estate Equities Limited Partnership
                          777 Main Street, Suite 2700
                          Fort Worth, Texas  76102
                          Attn: Mr. James M. Eidson, Jr.
                          Telephone No.:  (817) 877-0477
                          Facsimile No.:   (817) 878-0429


       With Required      Crescent Real Estate Equities Limited Partnership
       Copy (which        777 Main Street, Suite 2700
       does not consti-   Fort Worth, Texas  76102
       tute notice) to:   Attn:  David M. Dean, Esq.
                          Telephone No.:  (817) 878-0442
                          Facsimile No.:   (817) 878-0429


                          Brown McCarroll & Oaks Hartline
                          300 Crescent Court
                          Suite 1400
                          Dallas, Texas  75201
                          Attn:  Robert W. Dupuy, Esq.
                          Telephone No.:  (214) 999-6102
                          Facsimile No.:   (214) 999-6170

                                   ARTICLE XX
                                    REMEDIES

    20.1 Default by Seller. If Seller fails or refuses to consummate this Agreement, or if Seller fails to perform any of Seller's other obligations hereunder either prior to or at the Closing and Seller fails to cure same within seven (7) days and such failure or refusal results from any reason other than the termination of this Agreement by Purchaser pursuant to a right to terminate expressly set forth in this Agreement or Purchaser's failure to perform any of Purchaser's obligations under this Agreement, then Purchaser may
(i) enforce specific performance of Seller's duties and obligations under this Agreement, or (ii) terminate this

Agreement by giving written notice thereof to Seller prior to or at the Closing, in which event Purchaser shall also be entitled, subject to Section 20.5, to a return of the Earnest Money (and interest thereon) and to seek its actual damages against Seller for such default as well as such other relief as may be available at law or in equity.

    20.2 Default by Purchaser. If Purchaser fails or refuses to consummate the purchase of the Assets pursuant to this Agreement, and such failure or refusal results from any reason other than termination of this Agreement by Purchaser pursuant to a right to terminate expressly set forth in this Agreement, then Seller may as its sole remedy terminate this Agreement by giving written notice thereof to Purchaser at the Closing, and the Title Company shall deliver the Earnest Money to Seller as liquidated damages. The Earnest Money is agreed upon by and between Seller and Purchaser as liquidated damages, and not as a penalty, due to the difficulty and inconvenience of ascertaining and measuring actual damages, and the uncertainty thereof, and no other damages, rights, or remedies shall in any case be collectible, enforceable, or available to Seller, and Seller shall accept the Earnest Money as Seller's total damages and relief. Earnings on the Earnest Money shall be returned to Purchaser.

    20.3     Adjustment Events.

             20.3.1 Definitions. "Adjustment Event" means those events specified as an Adjustment Event in this Agreement. "Adjustment Floor" means that the cost of curing all Adjustment Events exceeds $1,900,000.00. As used in this Section 20.3, "cost of curing" means the reasonable cost to cure the matter constituting the Adjustment Event or, if the Adjustment Event is either not curable or the cure does not fully restore the value of the affected Asset to its pre-Adjustment Event value, the reduction in the value of the affected Asset. Without limitation of the foregoing, "costs of curing" include, to the extent applicable (i) Restoration Costs and loss of rental income caused by a casualty to the extent not paid from insurance proceeds and (ii) condemnation damages to the extent not paid by the condemning authority.

             20.3.2 Adjustment Floor Not Exceeded. If as of the Closing Date, the aggregate cost of curing all then existing Adjustment Events does not exceed the Adjustment Floor: (i) Purchaser shall not have any remedy and shall proceed to close this transaction in accordance with the further terms of this Agreement (except as provided in this Section 20.3.2), and (ii) Seller shall not have any liability or obligation with regard to any Adjustment Event. Provided however the preceding sentence shall not reduce the obligations of Seller or impair the rights of Purchaser regarding a Taking or Casualty Loss pursuant to Sections 17.1 or 17.2.

             20.3.3 Adjustment Floor Exceeded. From and after the occurrence of an Adjustment Event which results in the Adjustment Floor being exceeded, Seller shall cure (or agree to an adjustment in the Purchase Price relating to the affected Asset) all Adjustment Events, each of which shall be resolved in accordance with the further provisions of this Section 20.3.3. Purchaser shall deliver written notice of the Adjustment Event which results in the

Adjustment Floor being exceeded ("First Adjustment Notice") and a proposal ("Purchaser's Adjustment Proposal") for resolving same. Within five (5) business days after delivery of the First Adjustment Notice, Seller shall either deliver written notice ("Second Adjustment Notice") to Purchaser agreeing to Purchaser's Adjustment Proposal or Seller shall deliver an alternative proposal in writing ("Seller's Adjustment Proposal"). If Seller fails to deliver timely a Second Adjustment Notice or agrees to Purchaser's Adjustment Proposal in its Second Adjustment Notice, Purchaser's Adjustment Proposal shall be binding on the parties. If Seller delivers a Seller's Adjustment Proposal, the parties shall promptly engage in good faith negotiations to resolve the differences between the proposals. To the extent either of the parties determines the same might facilitate resolution, each will cause their senior officers to participate in such negotiations. If the parties have not resolved the differences within ten (10) days after the delivery of the Seller's Adjustment Proposal, the parties agree to promptly engage in non-binding mediation with a mediator mutually acceptable to both parties (both parties agree to not unreasonably withhold or delay their consent to selection of a mediator) in order to resolve the differences. If after ten
(10) hours of mediation the parties are unable to resolve the differences, either party may deliver an Arbitration Notice in accordance with Section 20.4 and the dispute shall be an Arbitration Event to be resolved in accordance with the provisions of Section 20.4. Notwithstanding any provision of this Section
20.3.3 to the contrary, if the amount Purchaser asserts is necessary to cure an Adjustment Event exceeds the amount of the Purchase Price allocated to the affected Asset (in accordance with the Asset Allocation), Seller may (but is not obligated to) cure the Adjustment Event by delivering written notice ("Withdrawal Notice") to Purchaser notifying Purchaser that Seller is withdrawing the affected Asset from this Agreement. If Seller withdraws an Asset from this Agreement in accordance with this Section 20.3.3, this Agreement shall be deemed to be amended to exclude the affected Asset and all representations, warranties and covenants (other than set forth in Section 21.10) relating to the withdrawn Asset, and to reduce the Purchase Price by the amount of the Purchase Price allocated to said Asset on Exhibit 2.3 or otherwise determined by the parties in accordance with Section 20.3 or 20.4.

             20.3.4 Termination. In the event the cost of curing all Adjustment Events exceeds $38,000,000.00, Purchaser may: (i) close in accordance with the provisions of this Agreement or (ii) subject to the last sentence of Section 20.3.5, terminate the entire Agreement. If Purchaser terminates this Agreement pursuant to this Section 20.3.4, all Earnest Money (and interest earned thereon) shall be immediately returned to Purchaser by the Title Company, Purchaser shall return to Seller all of the Due Diligence Items requested by Seller, and thereafter neither Seller nor Purchaser shall have any continuing obligations one unto the other except pursuant to Section 21.10 hereof.

             20.3.5  Effect of Closing.  Except as otherwise provided in this
Section 20.3.5, unresolved Adjustment Events shall not delay Closing nor shall Closing alter the rights or obligations of the parties regarding the unresolved Adjustment Events. The parties shall continue the resolution process following Closing (including but not limited to arbitration pursuant to Section 20.4) and the rights and obligations of the parties with respect to the unresolved Adjustment Events shall be the same as if the Closing had not occurred. Provided however, if the aggregate amount in dispute regarding any unresolved Adjustment Events exceeds $38,000,000.00 either party may extend the Closing Date until not later than the first business day following the expiration of ten (10) calendar days after the originally scheduled Closing Date, but in no event later than May 12, 1997.

             20.3.6 Sole Remedies. Purchaser's only remedies arising out of the occurrence of an Adjustment Event shall be (i) termination pursuant to
Section 20.3.4 and (ii) an adjustment of the Purchase Price to reflect the reasonable cost to cure or Purchaser's actual (not incidental and consequential) damages arising out of the Adjustment Event (regardless of whether determined before or after Closing), the amount of which shall be agreed to by the parties in accordance with the provisions of Section 20.3 or awarded by arbitration in accordance with the provisions of Section 20.4. NO SELLER REPRESENTATION SHALL SURVIVE CLOSING.

    20.4 Arbitration. As used in this Agreement an "Arbitration Event" means any dispute which pursuant to the further provisions of this Agreement is designated as an Arbitration Event. In those instances in which there is a dispute which is an Arbitration Event (other than those governed by Section 20.3.3), Seller and Purchaser shall attempt to resolve the dispute for a period of five (5) business days following either party's delivery of a notice ("Preliminary Notice") (said period called "Settlement Period") of its intent to submit the dispute to arbitration if not resolved prior to the expiration of the Settlement Period. If the dispute is not resolved at the end of the Settlement Period or, in the case of a dispute under Section 20.3.3, after the prescribed mediation, either party may thereafter deliver a written notice ("Arbitration Notice") to the other party and the American Arbitration Association ("AAA") (Dallas Office) notifying both of its intent to resolve the dispute in accordance with the further provisions of this Section and the Commercial Arbitration Rules of the AAA then in effect ("AAA Rules"). However, the provisions of this Section shall control over any contrary provisions in the AAA Rules. Within five (5) days after the delivery of an Arbitration Notice, each party shall deliver a written statement of a resolution of the dispute acceptable to it to the other party (each an "Original Resolution") (and, if more than one Asset is the subject of an Arbitration Notice, each Asset shall be the subject of a separate Resolution). Seller's statement is hereafter called "Seller's Resolution" and Purchaser's statement is hereafter called "Purchaser's Resolution." If either party fails to timely deliver its Original Resolution, the Original Resolution of the other party shall be binding on the parties and no further action shall be taken to resolve the dispute. The resolution of the dispute shall be either the Seller's Resolution or the Purchaser's Resolution based upon the determination of a panel of three arbitrators ("Arbitrators") selected in accordance with the further provisions of this Section. All of the Arbitrators shall be selected from the panel of arbitrators submitted by AAA. Within ten (10) days after either party delivers an Arbitration Notice to the other party and the AAA requesting arbitration in accordance with the provisions of this subsection, AAA shall deliver a list ("Panel List") of qualified arbitrators to Seller and Purchaser. Within ten
(10) days after the delivery of the Panel List, each party shall send written notice ("Party Selection Notice") to the other party and the AAA indicating its choice of one arbitrator and indicating up to two persons on the Panel List to which it objects ("Objectionable Persons"). Within ten (10) days after its receipt of both Party Selection Notices, the AAA shall select a third arbitrator from the Panel List by delivering written notice ("AAA Selection Notice") of its selection to both parties. The third arbitrator shall not be an Objectionable Person. The Arbitrators shall be one person selected by each party and one person selected by the AAA. Within five (5) days after the date of the delivery of the AAA Selection Notice, Seller and Purchaser shall submit their respective Resolution in writing (which may not be different from their respective original Resolutions), together with the supporting data and facts used to determine their Resolution, to the Arbitrators. Within twenty (20) days after the Resolutions are submitted, the Arbitrators shall hold a hearing during which Seller and Purchaser may present evidence in support of their respective resolutions. Within fifteen (15) days after the date on which the hearing is completed, the Arbitrators will determine a resolution ("Final Resolution") based upon the parties' submissions and evidence presented. The Final Resolution shall be either the Seller's Resolution or the Purchaser's Resolution. The Arbitrator's determination shall be binding on Seller and Purchaser and may be enforced by a court of competent jurisdiction. The cost of such arbitration shall be paid by the party whose Resolution was not selected.

    20.5 Incidental and Consequential Damages. NOTWITHSTANDING ANY LEGAL REQUIREMENT OR PROVISION HEREIN TO THE CONTRARY, NO PARTY SHALL BE ENTITLED TO ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING UNDER OR AS A RESULT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER.

    20.6 Survival of Sections 17.1, 17.2, 20.3 and 20.4 If matters and issues described in or being resolved pursuant to Sections 17.1, 17.2, 20.3 or
20.4 are not resolved (said matters and issues hereafter called "Open Issues") prior to the Closing Date the provisions of said Sections shall survive Closing and shall continue to govern the rights and obligations of the parties until the Open Issues are fully resolved and all sums owing are paid and the occurrence of Closing shall not accelerate or otherwise affect the rights or obligations of the parties. To the extent there are Open Issues, any adjustments to the Purchase Price determined subsequent to the Closing shall be paid by Seller when determined in accordance with said Sections.

    20.7 Termination of DMI Agreement. In the event this Agreement is terminated either (a) by Purchaser pursuant to a right to terminate expressly set forth in this Agreement or (b) by Seller pursuant to a right to terminate expressly set forth in this Agreement, then (i) the rights and obligations of Purchaser and Seller pursuant to the DMI Agreement shall terminate (except as provided in Section 17.9 thereof), (ii) Purchaser shall be entitled to and shall immediately receive the Earnest Money held by the Title Company pursuant to the DMI Agreement (together with any interest earned thereon) unless Seller is entitled, upon termination of this Agreement, to retain the Earnest Money held by Title Company hereunder, in which event Seller shall receive the Earnest

Money in the manner provided in Section 16.2 of the DMI Agreement and, (iii) Purchaser shall return to Seller all of the Due Diligence Items requested by Seller.

                                  ARTICLE XXI
                                 MISCELLANEOUS

    21.1 Assignment. Provided Purchaser agrees to remain primarily liable for performance of Purchaser's obligation hereunder, Purchaser may: (i) assign this Agreement to any Affiliate of Purchaser, and/or (ii) deliver a written notice (each a "Closing Direction") to Seller directing Seller to convey, transfer or assign (as appropriate) one or more of the Assets to any Partial Designee described in the Closing Direction. Seller agrees to comply with any Closing Direction. "Partial Designee" means (i) an Affiliate of Purchaser,
(ii) any corporation, more than 50% of the total number of shares of stock of which are owned by Purchaser and (iii) the Spinoff Affiliate. "Spinoff Affiliate" means that certain corporation (and its direct or indirect partnership or corporate subsidiaries) described, in that certain press release issued by Purchaser on January 30, 1997, as a newly formed corporation that will be spun off to shareholders of Crescent Real Estate Equities Trust and whose stock will be listed separately on a national exchange. In the event that Purchaser assigns this Agreement to an Affiliate of Purchaser or Purchaser delivers a Closing Direction to Seller with respect to one or more of the Assets, all references in this Agreement to Purchaser shall be considered to also constitute references to the Affiliate or Partial Designee to the extent of the Assets affected by such assignment or Closing Direction.


    21.2 Interpretation and Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.
As used herein, unless the context otherwise requires: (i) references to "Article" or "Section" are to an article or section hereof; (ii) all "Exhibits" referred to herein are to Exhibits included in three (3) volumes of Exhibits labeled Exhibits to the Acquisition Agreement and are incorporated herein by reference and made a part hereof; and (iii) except where specifically qualified by limiting language relating thereto, "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The terms "successors and assigns" shall include the heirs, administrators, executors, successors and permitted assigns, as applicable, of any party hereto.

    21.3 Amendment. This Agreement may not be modified or amended, except by an agreement in writing signed by Seller and Purchaser. The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions and obligations.

    21.4 Attorneys' Fees. In the event it becomes necessary for either party to file a suit to enforce this Agreement or any provisions contained herein, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys' fees and costs of court incurred in such suit.

    21.5 Descriptive Headings. The descriptive headings of the several sections or paragraphs contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

    21.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

    21.7 Counterparts. Numerous copies of this Agreement may be executed by the parties hereto. Each such executed copy shall have the full force and effect of an original executed instrument.

    21.8 Time. Time is of the essence of this Agreement. The date of execution of this Agreement by Seller shall be the date of execution of this Agreement. If the final date of any period falls upon a Saturday, Sunday or legal holiday under the laws of the State of Texas, then in such event the expiration date of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday under the laws of the State of Texas.

    21.9 Commissions and Finders Fees. Except for Bear, Stearns & Co., Inc., Seller represents and warrants to Purchaser that Seller has not contacted or entered into any agreement with any broker, investment banker, agent, finder or any other party in connection with this transaction, and that Seller has not taken any action which would result in any broker's, investment bank's, finder's or other fees or commissions being due and payable to any other party with respect to the transaction contemplated hereby or the transaction contemplated by the DMI Agreement. Seller shall be solely responsible for all amounts owed to Bear, Stearns & Co., Inc. resulting from or in connection with this Agreement or DMI Agreement. Purchaser hereby represents and warrants to Seller that Purchaser has not contracted or entered into any agreement with any broker, investment banker, agent, finder or any other party in connection with this transaction, and that Purchaser has not taken any action which would result in any broker's, investment bank's, finder's or other fees or commissions being due or payable to any other party with respect to the transaction contemplated hereby or the transaction contemplated by the DMI Agreement. Each party hereby indemnifies and agrees to hold the other party harmless from any loss, liability, damage, cost or expense (including reasonable attorneys' fees) resulting to the other party by reason of a breach of the representation and warranty made by such party herein. Notwithstanding anything to the contrary contained herein, the indemnities set forth in this Section 21.9 shall survive Closing.

    21.10 Confidentiality. Purchaser agrees that, from the Effective Date through Closing or, if this Agreement is terminated, through the date which is six (6) months after the date of termination or, as to any Asset not purchased by Purchaser at Closing, through the date which is six (6) months after the Closing Date (the "Confidentiality Period"), all Asset Information shall be kept confidential and shall not be used except as provided in this Section
21.10. Without the prior written consent of Seller, during the Confidentiality Period the Asset Information shall not be disclosed by Purchaser or Purchaser's Representatives, in any manner whatsoever, in whole or in part, except (i) to Purchaser's Representatives who need to know the Asset Information for the purpose of evaluating the Assets and who are informed by the Purchaser of the confidential nature of the Asset Information; (ii) as may be necessary for Purchaser or Purchaser's Representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements; to comply with other requirements and requests of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over Purchaser or Purchaser's Representatives; to comply with regulatory or judicial processes; or to satisfy reporting procedures and inquiries of credit rating agencies in accordance with customary practices of Purchaser or its Affiliates; provided that Seller shall give prompt notice of any such requirement to Seller; and (iii) as otherwise permitted by this
Section 21.10. If this Agreement is terminated, Purchaser and Purchaser's Affiliates shall not during the remainder of the Confidentiality Period use for any purpose or for the benefit of any Person any of the Asset Information.

    Except as provided otherwise in this Section 21.10, Purchaser and Seller, for the benefit of each other, hereby agree that prior to Closing neither of them will release or cause or permit to be released to the public any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise publicly announce or disclose or cause or permit to be publicly announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the consent of the other party hereto (which shall not be unreasonably withheld or delayed). Seller, being aware of Purchaser's affiliation with a publicly-held corporation, the securities of which are traded on a national securities exchange, acknowledges that Purchaser and its Affiliates may be compelled by considerations of legal obligation, fiduciary and public responsibility, commercial pragmatism and established corporate policy, to issue a public press release announcing that it has entered into this Agreement and stating the material terms hereof; Purchaser will not issue or disclose any press release without first obtaining the consent of Seller as to the content of such press release (which acceptance shall not be unreasonably withheld or delayed); Seller consents to all such additional statements and disclosures Purchaser may reasonably make in responding to inquiries arising as a result of any such press release. Purchaser agrees to send a copy of any final press release directly to Seller not later than the time when Purchaser issues such press release to the public.

    Purchaser acknowledges that Seller, as part of an internal restructuring, will be required to disclose the existence and terms of this Agreement in an Information Statement to be sent to the shareholders of CCP, and Purchaser consents to such disclosure.

    Purchaser shall indemnify and hold Seller and the Affiliates of Seller harmless, and Seller shall indemnify and hold Purchaser and the Affiliates of Purchaser harmless, from and against any and all actual direct claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and disbursements) suffered or incurred by the other party and proximately caused by a breach by Purchaser or Purchaser's Representatives or Seller, as the case may be, of the provisions of this
Section 21.10; BUT THIS SECTION 21.10 WILL NOT ENTITLE EITHER PURCHASER, SELLER, PURCHASER'S AFFILIATES OR SELLER'S AFFILIATES TO RECOVER INCIDENTAL OR CONSEQUENTIAL DAMAGES.

    As used in this Agreement, the term "Asset Information" shall mean (i) all information and documents in any way relating to the Assets, the operation thereof or the sale thereof (including, without limitation, leases, contracts, licenses and any environmental reports) furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, Affiliates, partners, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, "Purchaser's Representatives"), under or in connection with this Agreement by Seller or any Affiliate of Seller, or their agents or representatives, including, without limitation, their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser's Representatives to the extent such information or documents contain or are based on the information or documents described in the preceding clause (i), or otherwise reflecting their review or investigation of the Assets undertaken with Seller's required approval; but notwithstanding the foregoing, the term "Asset Information" shall not be deemed to include any information or document which (1) is or becomes generally available to the public other than as a result of a disclosure by Purchaser or Purchaser's Representatives in violation of this Agreement, (2) is in the possession of Purchaser or Purchaser's Representatives prior to its disclosure to Purchaser by Seller or any Affiliates of Seller or their agents or representatives, (3) becomes available to Purchaser from a source other than Seller or any Affiliates of Seller or their agents or representatives without a violation of any confidentiality obligation, or (4) is developed by Purchaser or Purchaser's Representatives without reliance upon and independently of otherwise confidential Asset Information.

    In addition to any other remedies available to Seller and Purchaser, Seller and Purchaser shall each have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the other party or their representatives in order to enforce the provisions of this
Section 21.10.

    The provisions of this Section 21.10 shall survive the termination of this Agreement prior to Closing for six months following the termination date.

    It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement on a confidential basis with any of its attorneys, accountants, professional consultants, financial advisors, rating agencies, or potential lenders, as the case may be, or prevent either party hereto from complying with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

    21.11 Rule of Construction. The parties hereto acknowledge that they each enter into this Agreement after having had an opportunity for thorough review by, and on advice of, their respective legal counsel. The parties agree that the judicial rule of construction requiring or allowing an instrument to be construed to the detriment of or against the interest of the maker thereof shall not apply to this Agreement.

    21.12    Number not used.

    21.13 Employees. At Closing, Purchaser shall employ the persons (each an "Employee") listed on Exhibit 21.13 who elect to be employed by Purchaser for a term ("Employment Term") ending no sooner than the earlier of: (i) the date Purchaser terminates an Employee for cause, (ii) the date Employee voluntarily terminates employment or (iii) six (6) months after the Closing Date. As an employee of Purchaser, each Employee shall be paid the same level of compensation paid to each Employee by Seller immediately prior to Closing, and each Employee's health insurance benefits shall not be interrupted or reduced by the change of employer resulting from this Agreement. Purchaser shall not be responsible or liable for any Employee's pay, privileges or benefits accrued as of the Closing Date while an employee of Seller. At Closing, Purchaser shall cause Moody-Day to employ its employees on the same terms prior to Closing for the Employment Term. This Section shall survive Closing.

    21.14 Notice of Intent to Sell Moody-Day. In the event Purchaser makes a determination that it intends to sell or otherwise dispose of the Moody-Day Stock, or substantially all of the assets of Moody-Day, within three (3) months after the Closing Date, Purchaser shall: (i) provide written notice of such intent to Seller, and (ii) not enter into a definitive agreement for such a sale or disposition for a period of ten (10) days after the date of the notice provided to Seller pursuant to this Section 21.14.

    21.15 Access to Records after Closing. Following the Closing, Purchaser shall give to Seller an unrestricted access during normal business hours with reasonable prior notice to (and the right to make copies at the expense of Seller) the books, files, records and Tax Returns and supporting schedules and work papers relating to the Assets and business, operations, income, and expenses of Purchaser relating thereto which exist on, accrue or arise after or occur after the Closing. Any access pursuant to this Section 21.15 shall be conducted in such manner as not to interfere unreasonably with the operations of the business of Purchaser following the Closing.

    21.16 SPECIAL NON-DISCLOSURE AGREEMENT. IN ADDITION TO THE AGREEMENTS SET FORTH IN SECTION 21.10, PURCHASER UNCONDITIONALLY AGREES THAT NEITHER PURCHASER NOR PURCHASER'S REPRESENTATIVES OR AFFILIATES WILL DISCLOSE THE TERMS OR EXISTENCE OF THIS AGREEMENT OR THE DMI AGREEMENT PRIOR TO THE EARLIER OF:
(I) THE DATE WHICH IS SEVEN (7) DAYS AFTER THE EFFECTIVE DATE OR (II) THE DATE ("TRIGGER DATE") WHICH IS THE LATER OF (A) THE DAY AFTER THE DATE ON WHICH DONALD J. CARTER DISCLOSES THE EXISTENCE OF THIS AGREEMENT TO ROSS PEROT, JR. AND (B) THE DATE ON WHICH SELLER DISCLOSES THE EXISTENCE OF THE DMI AGREEMENT TO SELLER'S EMPLOYEES AND OTHER PERSONS SELLER WISHES TO TELL BEFORE THE EXISTENCE OF THIS AGREEMENT IS KNOWN GENERALLY. SELLER AGREES TO NOTIFY PURCHASER OF THE TRIGGER DATE WITHIN A REASONABLE PERIOD FOLLOWING ITS OCCURRENCE.

    21.17 Retention by CCP. Until such time as all obligations of Seller to Purchaser hereunder shall have expired, CCP or any Seller, shall retain or place into its liquidating trust, as a reserve for contingent liabilities under this Agreement and the DMI Agreement, an aggregate amount not to exceed $5,000,000.00 plus one hundred twenty-five percent (125%) of the total of: (i) all unpaid sums to which Purchaser is entitled pursuant to Section 20.3 or 20.4 of this Agreement or Sections 16.3 or 16.4 of the DMI Agreement, plus (ii) the amount asserted by Purchaser in connection with any unresolved Adjustment Event amount and any amount subject to arbitration in accordance with the provisions of Section 20.4.

                                  ARTICLE XXII
                                  DEFINITIONS

    The following terms used in this Agreement have the respective meanings specified or referred to in this Article XXII. The "Defined Term Index" attached hereto sets forth the Sections in this Agreement in which other terms are defined.

    "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

    "Code" means the United States Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

    "Encumbrance" means any liability, debt, mortgage, deed of trust, pledge, security interest, encumbrance, option, right of first refusal, agreement of sale, adverse claim, easement, lien, assessment, restrictive covenant, encroachment, burden or charge of any kind or nature whatsoever or any item similar or related to the foregoing.

    "Environmental Laws" means all Legal Requirements relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all Legal Requirements pertaining to reporting, licensing, permitting, investigation, remediation and renewal of emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, and including electro-magnetic fields or discharges into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, which are now or may hereafter be applicable to Seller or any of the Assets.
As used herein, the term "Environment" means the soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

    "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

    "GAAP" means generally accepted accounting principles, in effect from time to time in the United States (i) which are consistent with the principles promulgated and adopted by the Financial Accounting Standards Board and it predecessors as generally accepted accounting principles, (ii) which are applied for all periods in a manner consistent with the manner in which such principles and practices were applied to the most recent financial statements furnished by Seller to Purchaser pursuant to this Agreement.

    "Governmental Authority" means any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

    "Governmental Authorization" means any permit, license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

    "Hazardous Substances" means any substance: (a) the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law; (b) which is defined as a "Hazardous Waste", "Hazardous Material" or "Hazardous Substance" or "Pollutant" or "Contaminant" under any applicable Environmental Law or amendments thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act ("RCRA") (42 U.S.C. Section 6901 et seq.), the Clean Air Act, (42 U.S.C. Section 7401 et seq.) and any Environmental Law applicable to any jurisdiction in which any of the Assets are located; (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any Governmental Authority; (d) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; (e) without limitation, which contains polychlorinated byphenyls ("PCBs") or asbestos or urea formaldehyde foam insulation; or (f) without limitation, which contains or emits radioactive particles, waves or materials, including radon gas and electro-magnetic fields.

    "IRS" means the United States Internal Revenue Service.

    "Legal Requirement" means any federal, state, municipal, local or foreign statute, law, ordinance, decree, requirement, judgment, order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of any Governmental Authority or any principle, ruling or finding of common law, including any Environmental Laws.

    As used in this Agreement, "material" means a fact (e.g., an adverse change) which it is reasonably likely that a prudent and knowledgeable purchaser would attach importance in making a decision regarding the specific item, in the context in which it is used. For example, in some contexts the materiality issue relates to the entire transaction described in this Agreement (e.g., Section 8.10.2) and in other cases it relates to a specific Asset or group of Assets (e.g., Section 7.2.19, Section 7.4.3).

    "Person" means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

    "Proceeding" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving any Governmental Authority or arbitrator.

    EXECUTED on this the _________ day of __________, 1997.


                                        SELLER:


                                        CARTER-CROWLEY PROPERTIES, INC.,
                                        a Texas corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------


                                        HI CAPITAL CORP.,
                                        a Texas corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------


                                        METROPORT REALTY CORPORATION
                                        a Texas corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------


                                        HI PRODUCTION COMPANY, INC.
                                        a Texas corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------


                                        DALLAS MAVERICKS, INC.,
                                        a Texas corporation

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------

    EXECUTED on this the _____ day of ___________, 1997.

                                     PURCHASER:


                                     CRESCENT REAL ESTATE EQUITIES LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     BY: CRESCENT REAL ESTATE EQUITIES,
                                         LTD., a Delaware corporation,
                                         General Partner


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:
                                             ----------------------------------



RECEIPT OF EARNEST MONEY AND ONE (1) EXECUTED COUNTERPART OF THIS Agreement IS HEREBY ACKNOWLEDGED:

TITLE COMPANY:

REPUBLIC TITLE OF TEXAS, INC.



By:
    -----------------------------------
Name:
      ---------------------------------
Its:
     ----------------------------------

                    AUTHORIZATION OF CONSENTING SHAREHOLDER


    The undersigned shareholder of CCP hereby (i) approves and authorizes CCP to execute this Agreement, and (ii) if the condition set forth in Section 10.15 is satisfied, agrees to exercise the undersigned shareholder's rights to vote in favor of consummation of the Agreement and all transactions contemplated hereunder.


                                        ARDINGER FAMILY PARTNERSHIP, LTD.


                                        By:
                                            -----------------------------------
                                            Horace T. Ardinger, Jr.
                                            General Partner/Managing Partner

                    AUTHORIZATION OF CONSENTING SHAREHOLDER


    The undersigned shareholder of CCP hereby (i) approves and authorizes CCP to execute this Agreement, and (ii) if the condition set forth in Section 10.15 is satisfied, agrees to exercise the undersigned shareholder's rights to vote in favor of consummation of the Agreement and all transactions contemplated hereunder.



                                            -----------------------------------
                                            Donald J. Carter

                    AUTHORIZATION OF CONSENTING SHAREHOLDER


    The undersigned shareholder of CCP hereby (i) approves and authorizes CCP to execute this Agreement, and (ii) if the condition set forth in Section 10.15 is satisfied, agrees to exercise the undersigned shareholder's rights to vote in favor of consummation of the Agreement and all transactions contemplated hereunder.


                                        DONALD J. AND LINDA J. CARTER
                                        FAMILY PARTNERSHIP, LTD.


                                        By:
                                            -----------------------------------
                                            Donald J. Carter
                                            General Partner



                                        By:
                                            -----------------------------------
                                            Linda J. Carter
                                            General Partner



                                        By: Donald J. and Linda J. Carter
                                            Family Corporation


                                            By:
                                                -------------------------------
                                                Donald J. Carter
                                                President

                    AUTHORIZATION OF CONSENTING SHAREHOLDER


    The undersigned shareholder of CCP hereby (i) approves and authorizes CCP to execute this Agreement, and (ii) if the condition set forth in Section 10.15 is satisfied, agrees to exercise the undersigned shareholder's rights to vote in favor of consummation of the Agreement and all transactions contemplated hereunder.



                                            -----------------------------------
                                            Linda J. Carter

                    AUTHORIZATION OF CONSENTING SHAREHOLDER


    The undersigned shareholder of CCP hereby (i) approves and authorizes CCP to execute this Agreement, and (ii) if the condition set forth in Section 10.15 is satisfied, agrees to exercise the undersigned shareholder's rights to vote in favor of consummation of the Agreement and all transactions contemplated hereunder.



                                            -----------------------------------
                                            Ronald L. Carter

                             ACQUISITION AGREEMENT

                               DEFINED TERM INDEX


    The following terms are defined in the respective Section of the Agreement indicated below.

DEFINED TERM                                   DEFINITION LOCATION
------------                                   -------------------
AAA                                            20.4
AAA Rules                                      20.4
AAA Selection Notice                           20.4
actual knowledge                               7.1
Addison Air Terminal                           Exhibit 1.2.1(i)
Addison Hangars                                Exhibit 1.2.1(i)
Addison Notice                                 8.2.16
Additional Operating Expense Rent              14.2.5
Adjustment Event                               20.3.1
Adjustment Floor                               20.3.1
Adjustment Notice                              14.2.5
Affected Tenants                               14.2.5
Affiliate                                      Article XXII
Agreement                                      Introductory Paragraph
Airport Estoppel                               9.2.2
Airport Leasehold                              1.2.1
Airport Lessor                                 9.2.2
Allied Deed of Trust                           1.8
Allied Note                                    Exhibit 1.8
Allied Tract                                   1.8
Apartments                                     1.11
Appropriate Expense Information                14.2.5
Approved Sale Contract                         8.2.17
Arbitration Event                              20.4
Arbitration Notice                             20.4
Arbitrators                                    20.4
Arena Bonds                                    1.7
Asset Allocation                               2.3
Assets                                         1.1
Asset Information                              21.10
Assumption Conditions                          14.2.7
Banc One Stock                                 1.6

Bloom                                          9.2.1
Bloom Lease                                    9.2.1
Breckenridge Apartments                        Exhibit 1.2
Casualty                                       17.2.2
Casualty Loss Information                      17.2.2
CCP                                            Introductory paragraph
Cessna Citation Lease                          1.9
Cessna V Ultra PA                              1.9
Citation Agreements                            Exhibit 1.9
Citation Consents                              10.9.2
Citation Interest                              1.9
Closing                                        Article XI
Closing Date                                   Article XI
Closing Direction                              21.1
Closing Rent Roll                              12.2.3
Closing Title Commitments                      10.2.1
Code                                           Article XXII
Combined Oil and Gas Interests                 10.14
CompUSA                                        8.2.16
CompUSA Agreement                              8.2.16
CompUSA Lease                                  8.2.16
Confidentiality Period                         21.10
Consent Conditions                             10.11
Contractual Liabilities                        16.7
costs of curing                                20.3.1
DBL                                            2.4
DBL Adjustment                                 2.4
DBL GP                                         2.4
DBL Partnership Agreement                      2.4
Deeds                                          12.2
Defensible Title                               5.3
Disposition Notice                             2.2.2
DMI                                            Introductory paragraph
DMI Agreement                                  2.4
DMI Assignment                                 2.4
DMI Agreement Expenses                         8.3.1.3
Due Diligence Items                            4.1
Earnest Money                                  3.1
Effective Date                                 Introductory paragraph
Eligible Refund                                14.2.1
Employee                                       21.13
Employment Laws                                7.4.16

Employment Term                                21.13
Encumbrance                                    Article XXII
Environmental Laws                             Article XXII
ERISA                                          Article XXII
Exceptions                                     5.1
Exempt Tract                                   8.2.17
Existing Lease                                 9.2.1
Existing Tenant                                9.2.1
Extended Closing Date                          9.2.2
Fairness Opinion                               10.15
Fairness Opinion Termination Deadline          10.15
Fairness Opinion Notice                        10.15
FEMA                                           8.2.18
Final Resolution                               20.4
First Adjustment Notice                        20.3.3
First Rent Roll                                7.2.2
GAAP                                           Article XXII
Governmental Authority                         Article XXII
Governmental Authorization                     Article XXII
Ground Leases                                  1.2.5
Ground Lessor Estoppels                        9.2.2
Guaranty Agreements                            1.8
Hangars                                        1.2.2
Hazardous Substances                           Article XXII
HCC                                            Introductory paragraph
Hicks Muse Equity Fund II                      1.3.3
Hicks Muse Partnership Agreements              4.3.3.1
Hicks Muse Partnership Interests               1.3.3
HM2/GP                                         1.3.3
HPC                                            Introductory paragraph
Improvements                                   1.2.2
Indemnified Party                              16.3
Indemnifying Party                             16.3
Inspection Period                              6.1
Insurance Coverage                             16.7
Intangibles                                    1.2.7
Intellectual Property Assets                   7.4.19
IRS                                            Article XXII
knowledge                                      7.1
Kosmeo Note                                    Exhibit 1.8
Land                                           1.2.1
Leases                                         1.2.4

Lease Deadline                                 14.2.7
Lease Obligation Credit                        14.2.7
Legal Requirement                              Article XXII
liabilities                                    7.4.5
Loss Rents Proceeds                            17.2.3
Major Taking                                   17.1
Marketable Securities                          1.6
Masco Stock                                    1.6
material                                       Article XXII
Moody-Day                                      1.4
Moody-Day Audited Financial Statements         4.4.2
Moody-Day Balance Sheet                        7.4.5
Moody-Day Benefits Plans                       4.4.7
Moody-Day Contracts                            7.4.9
Moody-Day Equipment Debt                       8.1.10
Moody-Day Financial Statements                 4.4.2
Moody-Day Governing Document                   4.4.1
Moody-Day Insurance Policies                   4.4.8
Moody-Day Interim Financial Statements         4.4.2
Moody-Day 1997 Financial Statements            4.4.2
Moody-Day Stock                                1.4
Moody-Day Tracts                               1.4
MRC                                            Introductory paragraph
Municipal Bonds                                1.7
Net Sales Proceeds                             2.2.2
Objection Notice                               5.1
Objectionable Exception                        5.1
Objectionable Persons                          20.4
Offer Letter                                   8.2.16
Office Buildings                               1.11
Office Properties                              1.11
Ohio Drive 1 Reclamation Project               8.2.18
O&G Consents                                   9.5
Oil and Gas Interests                          1.5
Oil and Gas Title Defects                      5.3
Oil and Gas Title Review Period                5.3
Open Issues                                    20.6
Operating Agreements                           1.2.6
Operating Expense Adjustment Deadline          14.2.5
Operating Expense Objection                    14.2.5
Operating Expense Rent                         14.2.5
Original Resolution                            20.4

Other Partners                                 2.4
Panel List                                     20.4
Parcel                                         1.11
Partial Designee                               21.1
Partnership                                    1.3.3
Partnership Agreements                         1.3.3
Partnership Assignment                         12.3
Partnership Consents                           9.3
Partnership Interests                          1.3
Party Selection Notice                         20.4
Permits                                        1.2.8
Permitted Exceptions                           5.2
Person                                         Article XXII
Personal Property                              1.2.3
Pre-Closing Title Commitment                   5.1
Pre-Execution Leases                           14.2.7
Pre-Execution Lease Expenses                   14.2.7
Pre-Execution Lease Obligations                14.2.7
Preliminary Notice                             20.4
Principal Officers                             7.1
Proceeding                                     Article XXII
Promissory Notes                               1.8
Property                                       1.2.8
Property and Liability Insurance               17.2.4
Purchaser                                      Introductory paragraph
Purchaser Indemnitees                          16.1
Purchase Price                                 2.1
Purchaser's Adjustment Proposal                20.3.3
Purchaser's Conditions                         10.1
Purchaser's Estimate                           17.2.2
Purchaser's Insurance Proceeds                 17.2.3
Purchaser's Representatives                    21.10
Purchaser's Resolution                         20.4
Radovir Installment Request                    2.2.6
Radovir Installments                           2.2.6
Radovir Obligation                             2.2.6
Radovir Payment                                2.2.6
Real Property Assets                           1.2
Restoration Costs                              17.2.1
Restoration Documents                          17.2.2
Restoration Plans                              17.2.2
Restricted Period                              2.4

Restrictions                                   5.1
Rising Star Merger                             8.3.3
Rising Star Oil and Gas Interests              4.3.2.2
Rising Star Partnership Agreements             4.3.2.1
Rising Star Partnership Interests              1.3.2
RSE-I                                          1.3.2
RSE-II                                         1.3.2
Second Adjustment Notice                       20.3.3
Security Deposits                              1.2.4
Security Documents                             1.8
Seller                                         1.12
Seller Indemnitees                             16.2
Seller Representations                         7.1
Seller's Adjustment Proposal                   20.3.3
Seller's Conditions                            10.12
Seller's Corporate Approvals                   10.1.5
Seller's Estimate                              17.2.2
Seller's Lease                                 8.2.15
Seller's Resolution                            20.4
Seller's Share                                 14.2.5
Settlement Period                              20.4
Spinoff Affiliate                              21.1
Stadium Bonds                                  1.10
Stadium Improvements                           1.10
Stadium License Agreement                      1.10
Stadium Suite                                  1.10
Stemmons Estoppel                              9.2.2
Stemmons Ground Lease                          1.2.1
Stemmons Leasehold                             1.2.1
Stemmons Lessor                                9.2.2
Stemmons Substitute Estoppel                   9.2.2
Substitute Certificate                         9.2.1
Substitute Certificate Condition               9.2.1
Substitute Estoppel                            9.6
Suite Consents                                 10.10
Survey                                         5.1
Taking                                         17.1
Tax                                            7.4.10
Tax Return                                     7.4.10
Tenant Estoppel Deadline                       9.2.1
Tenant Estoppels                               9.2.1
Texas Stadium Suite                            1.10

The Addison                                    Exhibit 1.2
The Meridian                                   Exhibit 1.2
Ticket Options                                 1.10
Title Company                                  3.1
Title Policies                                 10.2.1
Trading Day                                    2.2.2
Trigger Date                                   21.16
UCC Searches                                   5.1
Undeveloped Land                               1.11
Williams Note                                  Exhibit 1.8
Withdrawal Notice                              20.3.3
Woodwind Apartments                            Exhibit 1.2
85% Requirement                                9.2.1

--------------------

                             ACQUISITION AGREEMENT
                             (MAVERICKS AGREEMENT)

                                  BY AND AMONG

                             DALLAS MAVERICKS, INC.

                                   ("SELLER")

                                      AND

               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                                 ("PURCHASER")

                               TABLE OF CONTENTS

                                   ARTICLE I
                                    ASSETS..................................  1
1.1  Assets.................................................................  1
1.2  Partnership Interests..................................................  1
1.3  Promissory Notes.......................................................  1
1.4  Assets.................................................................  1

                                   ARTICLE II
                                  PURCHASE PRICE............................  1
2.1  Purchase Price.........................................................  1
2.2  Adjustments to Purchase Price..........................................  2
     2.2.1  Partnership Interests...........................................  2
     2.2.2  Promissory Note Payments........................................  2
2.3  Allocation of Purchase Price...........................................  2

                                  ARTICLE III
                                 EARNEST MONEY..............................  2
3.1  Earnest Money..........................................................  2

                                   ARTICLE IV
                            DUE DILIGENCE AGREEMENTS........................  2
4.1  Due Diligence Deliveries...............................................  2
4.2  Partnership Interests..................................................  3
     4.2.1  DBL Partnershp Agreement........................................  3
     4.2.2  Capital Contributions...........................................  3
     4.2.3  Unfunded Commitments............................................  3
     4.2.4  DBL Financial Information.......................................  3
     4.2.5  Other Information...............................................  3
     4.2.6  Tax Records.....................................................  3
4.3  Promissory Notes.......................................................  3
     4.3.1  Notes and Security Documents....................................  3
     4.3.2  Payments Received...............................................  3
     4.3.3  Documents.......................................................  3
4.4  Other Documents........................................................  4
4.5  Records in Possession of Seller........................................  4

                                   ARTICLE V
                               INSPECTION PERIOD............................  4
5.1  Inspection Period......................................................  4

5.2  Purchaser's Right to Review Books......................................  5
5.3  Sellers' Cooperation Regarding DBL Limited.............................  5
5.4  Continuing Access Prior to Closing.....................................  5

                                   ARTICLE VI
                           REPRESENTATIONS AND WARRANTIES...................  6
6.1  Representations and Warranties of Seller...............................  6
     6.1.1  Organization, Existence and Good Standing.......................  6
     6.1.2  Authorization; Enforceability...................................  6
     6.1.3  No Violation of Laws or Agreements..............................  7
     6.1.4  No Proceedings..................................................  7
     6.1.5  No Rights of First Refusal......................................  7
     6.1.6  Accuracy of Documents...........................................  7
     6.1.7  Disclosure......................................................  7
6.2  Partnership Interest...................................................  7
     6.2.1  General.........................................................  7
            6.2.1.1  Ownership..............................................  8
            6.2.1.2  Organization, Existence and Good Standing..............  8
            6.2.1.3  Partnership Agreements; Amendments.....................  8
            6.2.1.4  No Default; No Litigation..............................  8
            6.2.1.5  No Obligations.........................................  8
            6.2.1.6  Right to Transfer; Right to Become Substitute
                       Limited Partner......................................  8
     6.2.2  Related Agreements and Rights...................................  8
     6.2.3  Approvals; Consents.............................................  9
     6.2.4  Partners; Majority Interest.....................................  9
6.3  Promissory Notes.......................................................  9
     6.3.1  Ownership.......................................................  9
     6.3.2  No Additional Agreements........................................  9
     6.3.3  Consents and Approvals..........................................  9
     6.3.4  No Default......................................................  9
     6.3.5  No Advances..................................................... 10
     6.3.6  Principal Balances.............................................. 10
     6.3.7  Valid Liens..................................................... 10
     6.3.8  No Defenses, Setoffs, Counterclaims............................. 10
6.4  Representations and Warranties of Purchaser............................ 10
     6.4.1  Organization, Existence and Good Standing....................... 10
     6.4.2  Authorization; Enforceability................................... 10
     6.4.3  No Violation of Laws or Agreements.............................. 10
     6.4.4  No Proceedings.................................................. 11
     6.5.5  Investment...................................................... 11

                                  ARTICLE VII
                       SELLER'S AGREEMENTS PRIOR TO CLOSING................. 11
7.1  Seller's Agreements prior to Closing................................... 11
     7.1.1  Untrue Representations.......................................... 11
     7.1.2  Notice of Proceedings........................................... 11
     7.1.3  Commercially Reasonable Efforts................................. 11
     7.1.4  Notification of Certain Matters................................. 11
     7.1.5  Operation Prior to the Closing Date............................. 12
     7.1.6  Performance of Obligations...................................... 12
     7.1.7  No Transfer or Encumbrances..................................... 12
     7.1.8  No Breach....................................................... 12
     7.1.9  Compliance with Legal Requirements.............................. 12
     7.1.10 Affiliate Indebtedness.......................................... 12
7.2  DBL Partnership Interests.............................................. 13
     7.2.1  Notices; Participation.......................................... 13
     7.2.2  Contributions and Distributions................................. 13
     7.2.3  Consents from Partners and Third Parties........................ 13
     7.2.4  Carter Agreement................................................ 14
     7.2.5  Subordination Agreements........................................ 14
     7.2.6  Rights of First Refusal......................................... 14
7.3  Promissory Notes....................................................... 14
     7.3.1  Notice of Proceedings........................................... 14
     7.3.2  No Encumbrances................................................. 14
     7.3.3  Hillwood Consent................................................ 14
     7.3.4  No Amendments or Modifications.................................. 14
     7.3.5  Prepayments..................................................... 15
     7.3.6  No Releases..................................................... 15
7.4  Purchaser's General Agreements Prior to Closing........................ 15
     7.4.1  Untrue Representations.......................................... 15
     7.4.2  Notice of Proceedings........................................... 15
     7.4.3  Commercially Reasonable Efforts................................. 15
     7.4.4  No Breach....................................................... 15
     7.4.5  Untrue Representations.......................................... 16

                                  ARTICLE VIII
                         DELIVERY OF CONSENTS AND ESTOPPELS................. 16
8.1  Consents and Estoppels................................................. 16
8.2  Partnership Interests.................................................. 16
8.3  Promissory Notes....................................................... 16

                                   ARTICLE XI
                                   CONDITIONS............................... 16

9.1  Purchaser's Conditions................................................. 16
     9.1.1  Representations, Warranties and Covenants....................... 16
     9.1.2  No Material Adverse Change...................................... 17
     9.1.3  No Pending Litigation........................................... 17
     9.1.4  Closing Documents............................................... 17
     9.1.5  Authorization................................................... 17
     9.1.6  No Prohibition of Transaction................................... 17
     9.1.7  Documentation................................................... 18
     9.1.8  Affiliate Indebtedness.......................................... 18
9.2  DBL Partnership Interests.............................................. 18
9.3  Promissory Notes....................................................... 18
     9.3.1  No Default...................................................... 18
     9.3.2  Principal Balance............................................... 18
     9.3.3  Hillwood Consent................................................ 18
9.4  Failure of Consent Conditions.......................................... 18
9.5  Seller's Conditions to Closing......................................... 18
     9.5.1  Representations, Warranties and Covenants....................... 19
     9.5.2  No Pending Litigation........................................... 19
     9.5.3  Authorization................................................... 19
     9.5.4  No Prohibition of Transaction................................... 19
9.6  Failure of Seller's Conditions to Closing.............................. 19
9.7  Fairness Opinion....................................................... 19

                                   ARTICLE X
                                    CLOSING................................. 20

                                   ARTICLE XI
                          SELLER'S OBLIGATIONS AT CLOSING................... 20
11.1 Seller's Obligations at Closing........................................ 20
     11.1.1 General Closing Obligations of Seller........................... 20
     11.1.2 Affiliate Indebtedness.......................................... 21
11.2 DBL Partnership Interests.............................................. 21
11.3 Promissory Notes....................................................... 21
     11.3.1 ................................................................ 21
     11.3.2 ................................................................ 21
     11.3.3 ................................................................ 21
     11.3.4 ................................................................ 21
     11.3.5 ................................................................ 21
     11.3.6 ................................................................ 21
     11.3.7 ................................................................ 21

                                  ARTICLE XII
                       PURCHASER'S OBLIGATIONS AT CLOSING................... 22
12.1  Purchaser's Obligations at Closing.................................... 22
      12.1.1 General Closing Obligations of Purchaser....................... 22
12.2  DBL Partnership Interests............................................. 22

                                  ARTICLE XIII
                             COSTS AND ADJUSTMENTS.......................... 22

                                  ARTICLE XIV
                                AS IS PROVISION............................. 22

                                   ARTICLE XV
                                     NOTICES................................ 23

                                  ARTICLE XVI
                                    REMEDIES................................ 25
16.1  Default by Seller..................................................... 25
16.2  Default by Purchaser.................................................. 25
16.3  Adjustment Events..................................................... 25
      16.3.1 Definitions.................................................... 25
      16.3.2 Adjustment Procedure.  ........................................ 25
      16.3.3 Effect of Closing.............................................. 26
      16.3.4 Sole Remedy.................................................... 27
16.4  Arbitration........................................................... 27
16.5  Incidental and Consequential Damages.................................. 28
16.6  Survival of Sections 16.3 and 16.4.................................... 28

                                  ARTICLE XVII
                                  MISCELLANEOUS............................. 29
17.1  Assignment............................................................ 29
17.2  Interpretation and Applicable Law..................................... 29
17.3  Amendment............................................................. 29
17.4  Attorneys' Fees....................................................... 30
17.5  Descriptive Headings.................................................. 30
17.6  Entire Agreement...................................................... 30
17.7  Counterparts.......................................................... 30
17.8  Time.................................................................. 30
17.9  Commissions and Finders Fee........................................... 30
17.10 Confidentiality....................................................... 31
17.11 Rule of Construction.................................................. 33
17.12 Shareholder Consent................................................... 33

17.13 Access to Records after Closing....................................... 33
17.14 Special Non-Disturbance Agreement..................................... 33
17.15 Retention by DMI or CCP............................................... 34
17.16 Joinder by CCP........................................................ 34

                                 ARTICLE XVIII
                                  DEFINITIONS............................... 34

                             ACQUISITION AGREEMENT
                             (MAVERICKS AGREEMENT)


         This Acquisition Agreement ("Agreement") is entered into by and between DALLAS MAVERICKS, INC., a Texas corporation ("DMI" or "Seller") and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), as of the 10th day of February, 1997 (the "Effective Date").

                               R E C I T A L S :

         FOR AND IN CONSIDERATION of the promises, undertakings, and mutual covenants of the parties herein set forth, Seller hereby agrees to sell and Purchaser hereby agrees to purchase and pay for all that certain property hereinafter described in accordance with the following terms and conditions.

                                   ARTICLE I
                                     ASSETS

         1.1 Assets. Seller agrees to sell and Purchaser agrees to purchase in accordance with the terms of this Agreement the assets described in Sections
1.2 and 1.3.

         1.2 Partnership Interests. The interests of Seller in Dallas Basketball Limited, a Texas limited partnership ("DBL Limited"), and in those certain agreements and rights related to or associated with Seller's interest in DBL Limited, as more particularly described in Exhibit 1.2 (collectively, the "DBL Partnership Interests"). DBL Limited is sometimes referred to herein as the "Partnership" and the agreements described in Exhibit 1.2 describing and evidencing the DBL Partnership Interests, including all amendments thereto, are referred to herein collectively as the "DBL Partnership Agreements".

         1.3 Promissory Notes. The promissory notes (the "Promissory Notes"), and all documents securing their payment (the "Security Documents"), described on Exhibit 1.3.

         1.4 Assets. The DBL Partnership Interests and Promissory Notes are hereinafter sometimes referred to individually as an "Asset" or collectively as the "Assets."

                                   ARTICLE II
                                 PURCHASE PRICE

         2.1 Purchase Price. The purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Assets shall be the sum of Sixty-Six Million Four Hundred Seventy-five Thousand and No/100 Dollars ($66,475,000.00). The Purchase Price shall be paid all in cash at the Closing.

         2.2 Adjustments to Purchase Price. The Purchase Price may be adjusted in accordance with the provisions of this Section 2.2.

             2.2.1 Partnership Interests. The Purchase Price shall be increased by an amount equal to any capital contributions made by Seller with respect to the DBL Partnership Interests from and after January 1, 1997 through the Closing Date, and reduced by an amount equal to any distributions made to Seller from the DBL Partnership from and after January 1, 1997 through Closing.

             2.2.2 Promissory Note Payments. The Purchase Price shall be reduced by any payments of principal received by Seller subsequent to January 1, 1997 with respect to any of the Promissory Notes.

         2.3 Allocation of Purchase Price. Seller and Purchaser agree that the Purchase Price is allocated among the Assets as set forth on Exhibit 2.3.
Exhibit 2.3 is sometimes called "Asset Allocation."

                                  ARTICLE III
                                 EARNEST MONEY

         3.1 Earnest Money. On the day of execution of this Agreement by all parties hereto (or if such execution occurs after 12:00 p.m., Dallas, Texas time on the subject day, then on the first business day following such execution), Purchaser shall deliver Eight Hundred Seventy- five Thousand and No/100 Dollars ($875,000.00) (the "Earnest Money") by wire transfer to Republic Title of Texas, Inc., 300 Crescent Court, Suite 100, Dallas, Texas 75201, Attn:
Rhenda Addison (the "Title Company"). The Title Company shall immediately deposit the Earnest Money in an interest bearing account, the earnings from which shall accrue to the benefit of Purchaser. In the event that this Agreement is closed, all Earnest Money shall be applied to the Purchase Price. In the event that this Agreement is not closed for any reason whatsoever, then the Earnest Money shall be disbursed to Seller except as otherwise specifically provided herein.

                                   ARTICLE IV
                            DUE DILIGENCE AGREEMENTS

         4.1 Due Diligence Deliveries. On and after the Effective Date, Seller shall make those items described in Article IV ("Due Diligence Items") available to Purchaser and its representatives at the offices of Seller set forth in Article XV or at the current location of such items. Additionally, Seller will cooperate with Purchaser and its representatives in making copies of said items, at the expense of Purchaser, including but not limited to allowing said items to be temporarily removed from Seller's offices for copying, making space available for Purchaser and its representatives to review and copy said items and providing electrical power and space for copying on site. Notwithstanding the generality of the provisions of this Article IV, Seller shall not be obligated to provide to Purchaser or its representatives any information of or related to any pending or threatened litigation if providing such information would jeopardize the attorney/client privilege.

         4.2 Partnership Interests.

             4.2.1 DBL Partnership Agreement. Copies of the documents and agreements listed on Exhibit 1.2, together with any and all amendments thereto and restatements thereof (the "DBL Partnership Agreements").

             4.2.2 Capital Contributions. A schedule of the total capital contributions and distributions of the DBL Partnership from July 1, 1996 through the Effective Date.

             4.2.3 Unfunded Commitments. A schedule of any unfunded capital commitment obligations of Seller to the DBL Partnership, specifically identifying the dates and manner on or in which the funding obligations arose.

             4.2.4 DBL Financial Information. The financial statements, reports, budgets and other financial information regarding DBL Limited or the DBL Partnership Interests which have been provided to Seller by or on behalf of DBL Limited or which have been prepared or obtained by or at the direction or request of Seller in connection with its ownership of the DBL Partnership Interests.

             4.2.5 Other Information. Copies of all notices given or received by Seller pursuant to the DBL Partnership Agreement, together with reasonable access to the records in Seller's possession relating to the DBL Partnership Interests for the period after July 1, 1996 including, but not limited to, correspondence, memoranda, and other information.

             4.2.6 Tax Records. Such information as is reasonably available to Seller regarding the federal income tax attributes of Seller's interest in the Partnership.

         4.3 Promissory Notes.

             4.3.1 Notes and Security Documents. Copies of the Promissory Notes, Security Documents and UCC filings relating thereto.

             4.3.2 Payments Received. Copies of all documents showing payments of principal and interest received on the Promissory Notes, together with summary schedules thereof for each Promissory Note.

             4.3.3 Documents. Copies of all documents of every kind and nature created by or addressed to Seller, related to the Promissory Notes and the Security Documents and dated after July 1, 1996 (together with documents prior to such date that are reasonably determined to be relevant to Purchaser's review, if any) including all correspondence received from the makers of the Promissory Notes, all correspondence to the makers of the Promissory Notes, all correspondence to and received from the Federal Aviation Administration ("FAA"), the documents listed on Exhibit 1.2, correspondence from the NBA (as hereafter defined) consenting to the transaction(s) which culminated with the delivery of such documents, and all files related to the Promissory Notes and Security Documents.

         4.4 Other Documents. Such other documents, records and information as Purchaser shall reasonably request and are reasonably accessible to Seller in order to verify the accuracy of the Seller Representations.

         4.5 Records in Possession of Seller. Purchaser acknowledges that Seller may not have some of the items described in Article IV as regards the Partnership Interests and agrees that, to the extent Seller does not have said items, Seller shall only be required to use commercially reasonable efforts to cause the persons who have said items to make them available to Purchaser and its representatives.

                                   ARTICLE V
                               INSPECTION PERIOD

         5.1 Inspection Period. Purchaser, at Purchaser's sole expense, shall have the right to conduct a study of the Assets for a period of time commencing on the Effective Date and expiring on the date which is sixty (60) days after the Effective Date (the "Inspection Period"). Purchaser and Purchaser's duly authorized agents or representatives shall be permitted to enter upon the location constituting the principal place of business of Seller, and to the extent Seller is able to obtain such access for Purchaser, the offices of the Partnership, at all reasonable times during the Inspection Period in order to conduct studies and any other inspections, reviews and/or tests that Purchaser may deem reasonably necessary or advisable. In the event that the review and/or inspection conducted by this Section shows any fact, matter or condition to exist with respect to the Assets that is unacceptable to Purchaser, in Purchaser's sole discretion, or if for any reason Purchaser determines that purchase of the Assets is not feasible, then Purchaser shall be entitled, as Purchaser's sole remedy, to cancel this Agreement by providing written notice of cancellation to Seller prior to the expiration of the Inspection Period. If Purchaser shall provide written notice of cancellation prior to the expiration of the Inspection Period, then this Agreement shall be canceled, all Earnest Money shall be immediately paid to Seller by the Title Company, Purchaser shall return to Seller all of the Due Diligence Items, and thereafter neither Seller nor Purchaser shall have any continuing obligations one unto the other except as provided in Section 17.9. Purchaser shall indemnify and hold Seller harmless from and against any and all claims, causes of action or expenses asserted against or incurred by Seller and arising out of the acts or failures to act of Purchaser or its representatives in connection with their inspections of any of the Assets. Notwithstanding any provision of this Agreement to the contrary, the foregoing indemnity shall survive any termination of this Agreement.

         5.2 Purchaser's Right to Review Books. Following the Effective Date, Seller, at Purchaser's sole cost and expense, shall furnish to Purchaser and Purchaser's accountants and other representatives full and reasonable access to the books and records of Seller relating to the Assets and to all financial information or other information known or possessed by each Seller with respect to the Assets which Purchaser or Purchaser's accountants or other representatives may reasonably request in connection with any financial audits Purchaser elects to conduct with respect to the Assets, and, at Purchaser's sole cost and expense, shall cooperate fully, and shall instruct their accountants, attorneys and other representatives to cooperate fully with Purchaser and Purchaser's accountants and other representatives in obtaining all financial or other information which Purchaser or its accountants or other representatives may reasonably request in connection with any financial audits conducted with respect to the Assets, including without limitation providing to Purchaser's accountants such management representation letters or legal representation letters which Purchaser's accountants are required to obtain in order to issue financial audits. Notwithstanding anything herein, nothing in this Agreement shall require Seller to disclose any information regarding cash of Seller or other assets of Seller not being acquired by Purchaser hereunder. The obligations of this Section 5.2 shall survive Closing and continue until Purchaser and/or Purchaser's accountants have completed any and all audits of or with respect to the Assets, which Purchaser, in its sole discretion, determines are reasonably needed.

         5.3 Sellers' Cooperation Regarding DBL Limited. Seller, at Purchaser's sole cost and expense, agrees to cooperate with Purchaser in obtaining information from the Partnership. Seller and Purchaser shall endeavor to meet with representatives of DBL Limited and shall seek to allow Purchaser and Purchaser's agents and representatives such access to information regarding DBL Limited which Purchaser deems reasonably necessary or appropriate and which is available to Seller. Purchaser agrees to review and, where appropriate, execute and deliver to such entity or entities such confidentiality or non-disclosure agreements as may be reasonably necessary to allow Purchaser access to the records or information sought. Seller, at Purchaser's sole cost and expense, shall cooperate with Purchaser in obtaining consents from each entity or participant therein which is required to give its consent including arranging meeting(s) with representatives of DBL Limited or other entities or participants therein and providing, prior to any such meetings, reasonable background information and support to Purchaser which Seller reasonably believes may be important in obtaining the required consent.

         5.4 Continuing Access Prior to Closing. If this Agreement is not terminated on or before the end of the Inspection Period, Seller and Purchaser contemplate that Purchaser will have continuing access to information regarding the Assets after the termination of the Inspection Period but prior to Closing. Seller, at Purchaser's sole cost and expense, will cooperate with Purchaser and Purchaser's agents and representatives to allow such access and to provide continuing updates to information regarding the Assets as may be reasonable to assure that Purchaser has all of the material information regarding the Assets that Seller has been given from and after the Effective Date but prior to Closing.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties of Seller. Seller represents and warrants that the statements set forth in Sections 6.1 through 6.3 are true and correct in all material respects as of the Effective Date. Said statements are herein called "Seller Representations." When used in this Agreement: (i) "knowledge" or "actual knowledge" means the current actual knowledge of any of the Principal Officers or the existence of any information in the records or files of the Seller at the time the respective Seller Representation was made, and (ii) "Principal Officers" means Donald J. Carter, Ronald Carter, Jeff Fink and B.G. Moore. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary (other than this Section 6.1), Seller shall have no liability whatsoever to Purchaser or any Affiliate of Purchaser for any breach of any Seller Representation, except that such a breach may constitute an Adjustment Event and thus serve as the basis for adjustment to the Purchase Price in accordance with Section 16.3. Purchaser acknowledges that (i) the Seller Representations are, in many cases, made without current actual knowledge of any of the Principal Officers as to whether they are true or false, (ii) that, due to lack of current actual knowledge of any of the Principal Officers, some Seller Representations may be false when made, and
(iii) the Seller Representations are made by Seller solely to allocate the risk between the parties of certain matters prior to Closing and to serve as the basis for determining the existence of an Adjustment Event. Purchaser (for itself and its Affiliates) agrees that it shall have no basis for any claim of fraud in the inducement or otherwise relating to any of the Seller Representations set forth herein being false when made; however, Purchaser may seek actual damages suffered by it as a result of any Seller Representation herein having been false when made if Purchaser establishes that such Seller Representation was known by one or more of the Principal Officers of Seller to be false when made and was made by Seller with intent to mislead Purchaser. None of the Seller Representations shall survive Closing.

             6.1.1 Organization, Existence and Good Standing. Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to carry on its business as now being conducted, to own or lease and operate its Assets as now owned, leased or operated, and to perform all its obligations under the agreements and instruments to which it is a party or by which it is bound.

             6.1.2 Authorization; Enforceability. This Agreement, and each other agreement to which Seller is to become a party pursuant to the provisions hereof, when executed and delivered by Seller and, if applicable, approved by the shareholder of Seller, shall constitute the legal, valid and binding obligations of Seller, enforceable against it in accordance with their



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respective terms, except to the extent limited by bankruptcy, reorganization and other moratorium laws generally affecting the rights of creditors and the availability of equitable remedies. All actions contemplated by this Section have been or after necessary shareholder approval will have been duly and validly authorized by all necessary proceedings by Seller.

             6.1.3 No Violation of Laws or Agreements. Neither the execution and delivery of this Agreement or any other agreement to which Seller is or is to become a party pursuant to the provisions hereof, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Seller will, except for the need to obtain the Consents contemplated by this
Agreement: (i) conflict with, result in a breach of, constitute a default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in termination of, result in the loss of any right under, or give to any other Person the right to cause such a termination of or loss under any Asset or any contract, agreement or instrument to which Seller is a party or by which any of the Assets may be bound or affected, or (ii) violate any Legal Requirement to which Seller is subject or by which any of the Assets may be bound or affected.

             6.1.4 No Proceedings. No Proceeding is pending or, to the knowledge of Seller, threatened against or affecting Seller, any of the Assets, the ability of Seller to perform its obligations under this Agreement or any of the transactions contemplated hereby. Seller has not received any notice of any violation of any Legal Requirement pertaining to any of the Assets.

             6.1.5 No Rights of First Refusal. Except as disclosed in other provisions of this Agreement or contained in the DBL Partnership Agreements, there are no existing options, rights, warrants, commitments, agreements or instruments of any type to which Seller is bound, or to which any Asset is subject, under or pursuant to which any Person shall be given, provided or otherwise afforded the right, option, occasion, possibility or opportunity to purchase any Asset.

             6.1.6 Accuracy of Documents. All documents, records, listings and schedules delivered to Seller pursuant to Article IV are in all material respects true, correct and complete copies of all the documents and records delivered or to be delivered.

             6.1.7 Disclosure. No Seller Representation or statement in the Exhibits or in any items delivered pursuant to Article IV contains any untrue statement of a material fact.

         6.2 Partnership Interest.

             6.2.1 General



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
                   6.2.1.1 Ownership. Seller is the record and beneficial owner of the DBL Partnership Interests and has good, valid and indefeasible record and beneficial title to the DBL Partnership Interests free and clear of any adverse claim of any Person, including any Encumbrances (except as set forth in the Partnership Agreements). The transfer and assignment documents to be delivered to Purchaser on the Closing Date will transfer to and vest in Purchaser good, valid and indefeasible title to the DBL Partnership Interests, free and clear of any adverse claims of any Person, including any Encumbrance (except as set forth in the Partnership Agreements).

                   6.2.1.2 Organization, Existence and Good Standing. DBL Limited is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is, to the extent necessary, qualified to do business in each jurisdiction in which it operates, it has all requisite partnership power and authority to carry on its business as now being conducted, to own or lease and operate its properties and assets as now owned, leased or operated, and to perform all of its obligations under the agreements and instruments to which it is a party or by which it is bound.

                   6.2.1.3 Partnership Agreements; Amendments. Seller has delivered to Purchaser true and correct copies of all of the DBL Partnership Agreements which are listed on Exhibit 1.2 and such DBL Partnership Agreements have not been amended or modified in any way, except for amendments copies of which have been delivered to Seller prior to the Effective Date.

                   6.2.1.4 No Default; No Litigation. There has been no default by Seller or, to Seller's knowledge, no default by any other partner, under or pursuant to the DBL Partnership Agreements. To Seller's knowledge, DBL Limited is not a party to any material litigation not fully covered by insurance, and there is no litigation affecting the rights of DBL Limited in any of its assets or business that would, if determined adversely to DBL Limited, have a material adverse affect on the value of those assets or that business. There is no litigation involving Seller's interest in DBL Limited or the rights related thereto.

                   6.2.1.5 No Obligations. Except as provided in the DBL Partnership Agreements or materials delivered to Purchaser pursuant to Section 4.2, Seller is not and, upon acquisition of the DBL Partnership Interests, Purchaser will not be, obligated to make any capital contributions or return any capital or otherwise pay any amounts with regard to the DBL Partnership Interests. This Section 6.2.1.5 does not relate to capital contribution obligations arising after the Closing pursuant to the terms of the respective DBL Partnership Agreements.

                   6.2.1.6 Right to Transfer; Right to Become Substitute Limited Partner. Except as specifically set forth in the DBL Partnership Agreements, Seller has the full power and authority to transfer and assign the DBL Partnership Interests to Purchaser or Purchaser's assignee (as permitted hereunder) and, upon such transfer, Purchaser (or Purchaser's permitted assignee) shall have the right to become a substitute limited partner in the applicable Partnership, subject only to the specific conditions set forth in the DBL Partnership Agreements and the consent of the NBA.

             6.2.2 Related Agreements and Rights. The only rights and agreements related to or associated with the rights of DMI in or to DBL Limited are contained in the documents set forth in Exhibit 1.2, the Promissory Notes and related Security Documents described in Exhibit 1.3 and that certain Amended and Restated Linda Carter Agreement Regarding Arena Suite (the "Linda Carter Suite Agreement") dated July 1, 1996, among Hillwood Basketball Partners, Ltd., a Texas limited partnership ("Hillwood"), Hillwood DBL, Ltd., a Texas limited partnership ("GP"), and DMI.

             6.2.3 Approvals; Consents. The only consents or approvals required to be obtained in connection with the transfer of the DBL Partnership Interests to Purchaser or Purchaser's permitted assignee (and the admission of such Person to the Partnership as a substitute limited partner) are from parties to the DBL Partnership Agreements and the National Basketball Association ("NBA").

             6.2.4 Partners; Majority Interest. To Seller's knowledge, the only partners in the Partnership are those listed in the DBL Partnership Agreements and Joseph L. Williams and Gretchen M. Williams. DMI and Donald J. Carter collectively constitute a "Majority Interest" as such term is defined in the DBL Partnership Agreement.

         6.3 Promissory Notes.

             6.3.1 Ownership. Seller is the legal and beneficial owner of the Promissory Notes, the Security Documents and all liens and security interests securing payment of the Promissory Notes and the obligations under the Security Documents free and clear of all Encumbrances (except as contemplated by Section 6.3.3).

             6.3.2 No Additional Agreements. Seller is not a party to any contract, agreement, instrument, document or written or oral understanding which amends, modifies or rearranges the Promissory Notes or the Security Documents.

             6.3.3 Consents and Approvals. Seller has the authority to convey the Promissory Notes, the liens and security interests securing their payment and the Security Documents without the joinder of, or consent or approval from, any other Person other than: (i) Donald J. Carter; (ii) Hillwood DBL, Ltd. and Hillwood Basketball Partners, Ltd., with respect to the Performance Note and the General Partner Promissory Note; (iii) Hillwood Basketball Partners, Ltd., with respect to the Limited Partner Promissory Note; and (iv) Eagle Airlines, Inc., with respect to the Aircraft Note.

             6.3.4 No Default. Seller has no knowledge that any event has occurred or with the passage of time or the giving of notice will occur which is or would be an event of default under the Promissory Notes or the Security Documents. During its ownership thereof, Seller has not modified the Promissory Notes.

             6.3.5 No Advances. There are no further obligations to make any advances under the Promissory Notes or the Security Documents.

             6.3.6 Principal Balances. The outstanding principal balances due under the Promissory Notes as of December 31, 1996 are as set out on Exhibit 1.3.

             6.3.7 Valid Liens. The Security Documents create valid and enforceable first liens and first security interests in the property described therein, and upon consummation of the transaction contemplated hereby, Purchaser will be the owner and holder of such liens and security interests.

             6.3.8 No Defenses, Setoffs, Counterclaims. To Seller's knowledge, no defenses, setoffs or counterclaims exist with respect to the Promissory Notes or the Security Documents.

         6.4 Representations and Warranties of Purchaser. Purchaser represents and warrants that the statements set forth in this Section 6.4 are true and correct in all material respects as of the Effective Date.

             6.4.1 Organization, Existence and Good Standing. Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to carry on its business as now being conducted, to own or lease and operate its properties and assets as now owned, leased or operated, and to perform all its obligations under the agreements and instruments to which it is a party or by which it is bound.

             6.4.2 Authorization; Enforceability. This Agreement, and each other agreement to which Purchaser is to become a party pursuant to the provisions hereof, when executed and delivered by Purchaser shall constitute the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms. All actions contemplated by this Section have been duly and validly authorized by all necessary proceedings by Purchaser.

             6.4.3 No Violation of Laws or Agreements. Neither the execution and delivery of this Agreement or any other agreement to which Purchaser is or is to become a party, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Purchaser will: (i) conflict with, result in a breach of, constitute a default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in termination of, result in the loss of any right under, or give to any other Person the right to cause such a termination of or loss under, any contract, agreement or instrument to which Purchaser is a party, or (ii) violate any Legal Requirement to which Purchaser is subject.

             6.4.4 No Proceedings. Except as set forth on Exhibit 6.4.4, no Proceeding is pending or, to the knowledge of Purchaser, threatened against or affecting the ability of Purchaser to perform its obligations under this Agreement or any of the transactions contemplated hereby; and there is no basis for any such Proceeding.

             6.5.5 Investment. Purchaser is acquiring the DBL Partnership Interests for business and investment purposes and not with a view toward the distribution thereof.

                                  ARTICLE VII
                      SELLER'S AGREEMENTS PRIOR TO CLOSING

         7.1 Seller's Agreements prior to Closing. Seller agrees to perform those agreements set forth in this Sections 7.1 through 7.3 during the period commencing on the Effective Date and ending on the Closing Date.

             7.1.1 Untrue Representations. Seller will notify Purchaser promptly in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any Exhibit, schedule or listing furnished to Purchaser or any Seller Representation. Seller will notify Purchaser within a reasonable period of time in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made herein by Purchaser.

             7.1.2 Notice of Proceedings. If Seller obtains knowledge of (i) any investigation or inquiry being made or commenced by any Governmental Authority in connection with this Agreement or the transactions contemplated hereby, or (ii) the institution of any Proceeding against Seller or that could any way have a material adverse affect on any of the Assets, Seller shall promptly notify Purchaser.

             7.1.3 Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to use its commercially reasonable efforts to take or cause to be taken all actions, and to do, or cause to be done, and to assist and cooperate with Purchaser and any third parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the purchase of the Assets by Purchaser and all other transactions contemplated by this Agreement and not to take, commit, or agree in writing or otherwise to take, any action which would make any Seller Representation untrue or incorrect in any material respect as of the date when made or as of the Closing Date.



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
             7.1.4 Notification of Certain Matters. Seller shall give Purchaser prompt notice of: (i) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received subsequent to the Effective Date and prior to the Closing Date, under the DBL Partnership Agreements, the Promissory Notes and/or Security Documents, (ii) any material adverse change or the occurrence of any event which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in a material adverse change on Seller or any of the Assets, or (iii) any written notice or other written communication from any third party received by Seller alleging that the consent of such third party is or may be required in connection with transactions contemplated by this Agreement.

             7.1.5 Operation Prior to the Closing Date. Seller shall not engage in any practice, take any action or enter into any transaction, with regard to the Assets and the operation of its business related thereto, other than in the customary and ordinary course of business without the consent of Purchaser, and Seller shall use its commercially reasonable efforts to keep its business, properties and business relationships relating to the Assets substantially intact.

             7.1.6 Performance of Obligations. Seller shall pay or cause to be paid, and perform or cause to be performed, all debts, liabilities and obligations relating to the Assets as and when due, except to the extent being contested in good faith.

             7.1.7 No Transfer or Encumbrances. Seller shall not: (i) solicit any offers to purchase any of the Assets, or (ii) sell, transfer or otherwise dispose of, or cause the sale, transfer or other disposal of, any of the Assets, or allow any Encumbrance to be placed on any of the Assets.

             7.1.8 No Breach. Seller agrees that (i) Seller will not take any action and will endeavor in good faith not to permit any event to occur, which would cause or constitute a material breach of this Agreement; (ii) Seller will, in the event, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of or the impending or threatened occurrence of, any event which would cause or constitute a material breach or would, if it had occurred immediately prior to the date hereof, have caused or constituted a material breach of any of the Seller Representations, give notice thereof to Purchaser; and (iii) Seller shall use its commercially reasonable efforts to prevent or promptly to remedy such breach.

             7.1.9 Compliance with Legal Requirements. Seller shall comply, or cause compliance, in all material respects with all Legal Requirements applicable to Seller and its businesses with respect to the Assets subject to Seller's right to contest the same in good faith.

             7.1.10 Affiliate Indebtedness. Any indebtedness of the Partnership to Seller or any Affiliate of Seller will, at Closing, be transferred to Purchaser (with such transfer to include a transfer of all Encumbrances securing same). Purchaser consents to the receipt and retention, before or after Closing, by Home Interiors and Gifts, Inc. of any proceeds of any tax refund or adjustment attributable to the 1994 tax year of DBL Limited and acknowledges that such will not violate the requirements of Sections 7.1.10 or 9.1.8.

         7.2 DBL Partnership Interests.

             7.2.1 Notices; Participation. Seller shall promptly give Purchaser notice of any notices or other communication received by Seller from the Partnership and, in any event, within three (3) days of the date on which any such notice is received, will give Purchaser prior written notice of Seller's intent to send any notices to the Partnership or another partner of the Partnership as soon as reasonably possible and, in any event, within such time period as will allow Purchaser to consult with Seller regarding the contents of the notice and any response to a notice received by Seller. Purchaser will respond within the time period required for Seller to act or respond. Seller shall promptly give Purchaser such other information as Seller receives in connection with the Partnership and allow Purchaser to participate with Seller in connection with Seller's responsibilities to the Partnership. Seller will not take any action or fail to take any action that could have a material adverse change on Seller's interest in the Partnership during the pendency of this Agreement; provided, Seller will not participate in any meetings with partners of the Partnership (whether called or informal) regarding Partnership Matters or consent or object to any action by the Partnership unless Seller has given Purchaser notice of the meetings, consent or objection together with all material information concerning the matter being considered, and afforded Purchaser an opportunity to participate in the meeting and/or decision if permitted by the other partners.

             7.2.2 Contributions and Distributions. Seller shall not make any capital contributions to the Partnership other than those scheduled in the documents delivered to Purchaser pursuant to Section 4.2 without obtaining the prior written consent of Purchaser unless the failure to make such contribution would adversely affect Seller's interest in the Partnership and Seller has complied with Section 7.2.1 regarding any notices Seller has received with regard to such contribution. Seller shall promptly give Purchaser notice of the amount and timing of any distributions from the Partnership together with any supporting documentation therefor which has been delivered or made available by the Partnership to Seller.

             7.2.3 Consents from Partners and Third Parties. Seller and Purchaser will cooperate in obtaining the consent and/or approval to the transfer of the DBL Partnership Interests and admission of the transferee as a substitute limited partner and in obtaining any other consent deemed reasonably necessary or appropriate by Purchaser including, without limitation, filing applications therefor (with the NBA or any other Person), providing information regarding Seller and/or Purchaser that may be required to be provided in connection with the transfer and otherwise using their reasonable good faith effort to obtain any consents and/or approvals required in connection with the transfers contemplated hereby. Any consents or approvals shall be in such form as Purchaser may reasonably require.

             7.2.4 Carter Agreement. Seller shall cause an agreement (the "Carter Agreement") to be executed and delivered at Closing pursuant to which Donald J. Carter agrees (for himself and his heirs and assigns) to vote his interest in DBL Limited as directed by Purchaser in instances in which a "Majority Interest" (as defined in the DBL Partnership Agreements) is required or permitted.

             7.2.5 Subordination Agreements. Seller shall cause the holder ("LC Holder") of the rights originally owned by DMI pursuant to the Linda Carter Suite Agreement to enter into an agreement (the "Subordination Agreement") to subordinate any security interests held to secure any obligations in favor of the LC Holder under the Linda Carter Suite Agreement to any security interests securing the payment of the Hillwood Notes. The form of the Subordination Agreement shall be approved by Seller and Purchaser, which approval shall not be unreasonably withheld or delayed. The Subordination Agreement executed by the LC Holder shall be delivered at Closing.

             7.2.6 Right of First Refusal. Seller and Purchaser shall cooperate in connection with compliance with the procedures set forth in the DBL Partnership Agreement regarding any rights of first refusal the other partners of DBL Limited may have with regard to a purchase of the DBL Partnership Interests.

         7.3 Promissory Notes.

             7.3.1 Notice of Proceedings. Seller will advise Purchaser promptly of any Proceeding concerning or affecting the Promissory Notes, the Security Documents or any of the collateral described in the Security Documents.

             7.3.2 No Encumbrances. Seller will not by act or omission, without the prior written consent of Purchaser, create or place, permit to be created or placed, acquiesce in the placing of or allow to remain, any Encumbrance or conditional sale or other title retention encumbrance on the Promissory Notes or the Security Documents. Should any of the foregoing become attached in any manner to any of the Promissory Notes or the Security Documents without the prior written consent of Purchaser, Seller will cause the same to be discharged promptly and released at its cost prior to Closing.

             7.3.3 Hillwood Consent. Seller shall use commercially reasonable efforts to obtain the unconditional execution and delivery of the Amendment of Pledge Agreements ("Hillwood Consent"), in a form reasonably acceptable to Purchaser and Seller, by Hillwood, GP, Eagle Airlines, Inc., DMI and Donald J. Carter and to deliver same to Purchaser (so as to delete the prohibition on assignment of such Security Documents while Donald J. Carter [or certain relatives] remains a limited partner in DBL Limited) on or before the Closing Date.

             7.3.4 No Amendments or Modifications. Seller will not amend, modify or rearrange any of the Promissory Notes or Security Documents without the prior written consent of Purchaser.

             7.3.5 Prepayments. Seller will not accept a prepayment of principal or interest due under any of the Promissory Notes unless required by the terms of a Promissory Note, and in the event Seller is required to and does accept a prepayment, Seller will immediately notify Purchaser in writing of the identity of the Promissory Note, of the amount of the prepayment, of the application of the prepayment to interest and principal and of the amount of unpaid principal and accrued interest due after application of the prepayment.

             7.3.6 No Releases. Seller will not release any lien, security interest or guaranty securing payment of any of the Promissory Notes.

         7.4 Purchaser's General Agreements Prior to Closing. Purchaser agrees to perform those agreements set forth in this Section 7.4 during the period commencing on the Effective Date and ending on the Closing Date.

             7.4.1 Untrue Representations. Purchaser will notify Seller promptly in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made by Purchaser in this Agreement.

             7.4.2 Notice of Proceedings. If Purchaser obtains knowledge of (i) any investigation or inquiry being made or commenced by any Governmental Authority in connection with this Agreement or the transactions contemplated hereby, or (ii) the institution of any Proceeding against Purchaser or that could any way have a material adverse effect on Purchaser's ability to consummate the transactions contemplated by this Agreement, Purchaser shall promptly notify Seller.

             7.4.3 Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser agrees to use its commercially reasonable efforts to take or cause to be taken all actions, and to do, or cause to be done, and to assist and cooperate with Seller and any third parties in doing all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the purchase of the Assets by Purchaser and all other transactions contemplated by this Agreement, and not to take, commit, or agree in writing or otherwise to take, any action which would make any representation or warranty of Purchaser contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of the Closing Date.

             7.4.4 No Breach. Purchaser agrees that (i) Purchaser will not take any action and will endeavor in good faith not to permit any event to occur, which would cause or constitute a material breach of this Agreement; (ii) Purchaser will, in the event, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of or the impending or threatened occurrence of, any event which would cause or constitute a material breach or would, if it had occurred immediately prior to the date hereof, have caused or constituted a material breach of any of the representations and warranties made by Purchaser in this Agreement, give notice thereof to Seller; and (iii) Purchaser shall use its best efforts to prevent or promptly to remedy such breach.

             7.4.5 Untrue Representations. Purchaser will notify Seller within a reasonable period of time in writing if it becomes aware of any fact or condition which makes untrue, or shows to have been untrue, in any material respect, any Seller Representation.

                                  ARTICLE VIII
                       DELIVERY OF CONSENTS AND ESTOPPELS

         8.1 Consents and Estoppels. Seller shall use commercially reasonable efforts to cause the indicated party to execute and deliver the consents or estoppels described in Sections 8.2 and 8.3 and to deliver each consent or estoppel to Purchaser.

         8.2 Partnership Interests. The consents required in connection with the transfers of the Partnership Interests including, without limitation, the consent of the NBA to the transfers of the DBL Partnership Interests and the Promissory Notes (the "NBA Consent") and the consent of the partners of DBL Limited who are required to consent (the "Partnership Consents"), and the execution and delivery of the Subordination Agreement required pursuant to
Section 7.2.5.

         8.3 Promissory Notes. Estoppel Certificates executed by each maker in the form reasonably acceptable to the parties (Purchaser agreeing that the forms of Estoppel Certificates attached hereto and collectively identified as
Exhibit 8.3-A is acceptable). Provided, however, in the event Seller is unable, using commercially reasonable efforts, to obtain an Estoppel Certificate for any Promissory Note, in lieu thereof, Seller shall execute and deliver to Purchaser a Substitute Estoppel which shall survive Closing and continue until six (6) months following Closing. "Substitute Estoppel" shall mean a written certificate dated as of Closing in substantially the form of Exhibit 8.3-B setting forth the information called for in the form of Estoppel Certificates, with respect to any Promissory Note for which Seller is unable to obtain an Estoppel Certificate.

                                   ARTICLE IX
                                   CONDITIONS

         9.1 Purchaser's Conditions. The conditions described in Sections 9.1 through 9.3 are referred to herein as the "Purchaser's Conditions." If any of the Purchaser's Conditions (other than the Consent Conditions, as defined in Section 9.4) is not fully satisfied by Closing, the failed condition shall be an Adjustment Event and the rights and obligations of the parties shall be governed by the provisions of Section 16.3.

             9.1.1 Representations, Warranties and Covenants. The Seller Representations shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent another date is contemplated by this Agreement, (ii) any changes permitted by this Agreement, and (iii) changes in the ordinary course of business, such Seller Representations, as modified, shall be true and correct as of the Closing Date; and Seller shall have performed and complied in all material respects with all of the agreements, obligations and covenants required to be performed hereunder by Seller prior to or at the Closing.

             9.1.2 No Material Adverse Change. There shall have been no material adverse change in the Assets since the Effective Date, and there shall not exist any material liability or obligation of Seller, with respect to the Assets, whether accrued or unaccrued, direct or indirect, absolute or contingent, asserted or unasserted except (i) as reflected in this Agreement or the Exhibits hereto, or (ii) liabilities incurred in the ordinary course of business and consistent with past practice since the Effective Date.

             9.1.3 No Pending Litigation. No Proceeding will be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief as a result of or in connection with this Agreement or the consummation of the transactions contemplated hereby.

             9.1.4 Closing Documents. Purchaser shall have received each of the documents referred to in Article XI. All agreements, certificates, opinions and other documents delivered by Seller to Purchaser hereunder shall be in form and substance reasonably satisfactory to Purchaser.

             9.1.5 Authorization. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated by this Agreement shall have been duly and validly taken and Seller shall have full right and power to sell the Assets upon the terms provided in this Agreement (collectively, "Seller's Corporate Approvals"). Purchaser shall have received copies, certified by the appropriate officer of Seller, of (i) resolutions duly adopted by the Board of Directors of Seller approving this Agreement and the transactions contemplated hereby and directing the submission thereof to a vote of Seller's shareholder, if necessary, and (ii) if applicable, resolutions duly adopted by the holders of the necessary vote of the outstanding shares of Seller's securities approving and adopting this Agreement and the transactions contemplated hereby.

             9.1.6 No Prohibition of Transaction. No Proceeding, regulation or legislation shall have been instituted, threatened in writing or proposed in writing (other than caused by the act or failure to act of Purchaser or Persons acting on behalf of Purchaser) before, nor any order issued by, any Governmental Authority to enjoin, restrain, prohibit or obtain substantial damages in respect of, which is related to, or which arises out of, this Agreement.

             9.1.7 Documentation. Seller shall have delivered all assignments, other documents, certificates and instruments in its possession or control as required hereunder.

             9.1.8 Affiliate Indebtedness. Seller shall have caused any indebtedness owed by DBL Partnership to Seller or any Affiliate of Seller to be transferred to Purchaser (with such transfer to include a transfer of all Encumbrances securing same).

         9.2 DBL Partnership Interests. Purchaser shall have received the NBA Consent, the Carter Agreement, the Partnership Consents and the Subordination Agreement, all executed by the appropriate party or parties and acknowledged, where required.

         9.3 Promissory Notes.

             9.3.1 No Default. No event has occurred or with the passage of time or the giving of notice will occur which is or would be an event of default under the Promissory Notes or the Security Documents.

             9.3.2 Principal Balance. The outstanding principal balances due under the Promissory Notes are as set out on Exhibit 1.3, except to the extent there has been a payment of principal prior to Closing.

             9.3.3 Hillwood Consent. The execution and delivery of the Hillwood Consent in accordance with the provisions of Section 7.3.3.

         9.4 Failure of Consent Conditions. The term "Consent Conditions" means obtaining the NBA Consent, the Partnership Consent and the Hillwood Consent. If any Consent Condition is not satisfied as of the Closing, Purchaser may either:
(i) waive the receipt of the respective consent and close, or (ii) terminate this Agreement with respect to the DBL Partnership Interests or the Promissory Notes, as the case may be. If this Agreement is terminated as to only the DBL Partnership Interests or the Promissory Notes pursuant to this Section 9.4, this Agreement shall be deemed to be amended to exclude the DBL Partnership Interests or the Promissory

Notes, as the case may be, and all representations, warranties and covenants relating to the excluded Asset and to reduce the Purchase Price by the amount of the Purchase Price allocated to said Asset on the Exhibit 2.3. Provided however, if any condition is not satisfied as the result of the act or failure to act by Seller which constitutes Seller's failure to perform its obligations pursuant to this Agreement and Seller fails to cure same within a reasonable period of time, Purchaser shall be entitled to the remedies set forth in
Article XVI.

         9.5 Seller's Conditions to Closing. Seller's obligation to perform its agreements pursuant to this Agreement are subject to the conditions described in this Section 9.5 being satisfied or waived by Seller as of the Closing Date ("Seller's Conditions").

             9.5.1 Representations, Warranties and Covenants. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent another date is contemplated by this Agreement, (ii) for any changes permitted by this Agreement, and (iii) for changes in the ordinary course of business, such warranties and representations, as modified, shall be true and correct as of the Closing Date; and Purchaser shall have performed and complied in all material respects with all of the agreements, obligations and covenants required to be performed hereunder by Purchaser prior to or at the Closing.

             9.5.2 No Pending Litigation. No Proceeding (other than one caused by the act or failure to act of Seller or Persons acting on behalf of Sellers) will be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief as a result of or in connection with this Agreement or the consummation of the transactions contemplated hereby.

             9.5.3 Authorization. All action necessary to authorize the execution, delivery and performance of (or regarding) this Agreement by Purchaser and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Purchaser and Purchaser shall have full power and right to consummate the transactions contemplated hereby on the terms provided herein.

             9.5.4 No Prohibition of Transaction. No Proceeding or Legal Requirement shall have been instituted, threatened or proposed (other than caused by the act or failure to act of Seller or Persons acting on behalf of Seller) before, nor any order issued by, any Governmental Authority (other than one caused by the act or failure to act of Seller or Persons acting on behalf of Seller) to enjoin, restrain, prohibit or obtain substantial damages in respect of, which is related to, or which arises out of, this Agreement.

         9.6 Failure of Seller's Conditions to Closing. If any of Seller's Conditions is not fully satisfied by Closing, Seller may terminate this Agreement by written notice to Purchaser whereupon this Agreement shall be canceled, all Earnest Money shall be paid to Seller by the Title Company, Purchaser shall return to Seller all of the Due Diligence Items requested by Seller, and thereafter neither Seller nor Purchaser shall have any continuing obligations one unto the other except as provided in Section 17.9.

                                   ARTICLE X
                                    CLOSING

         The closing ("Closing") hereunder shall take place at the offices of Brown McCarroll & Oaks Hartline, 300 Crescent Court, Suite 1400, Dallas, Texas 75201. The Closing shall occur on or before the date ("Closing Date") which is the earlier of (i) the tenth (10th) day after the expiration of the Inspection Period or (ii) May 1, 1997. Purchaser shall notify Seller at least five (5) days in advance of the exact time and date of Closing.

                                   ARTICLE XI
                        SELLER'S OBLIGATIONS AT CLOSING

         11.1 Seller's Obligations at Closing. At the Closing, Seller shall execute, deliver and if required acknowledge or cause the appropriate party to execute, deliver and if required acknowledge the documents described in Sections 11.2 and 11.3 and shall perform those obligations described therein.

              11.1.1 General Closing Obligations of Seller. In addition to the other documents to be delivered by Seller to Purchaser at Closing pursuant to the terms of this Agreement, Seller shall deliver the following to Purchaser at
Closing: (i) a certificate signed by a senior executive officer of Seller dated as of the Closing Date stating that each of Seller's Representations are true and correct at Closing and that each obligation of Purchaser, which is a condition to Closing, has been satisfied by Purchaser or waived by Seller, (ii) an opinion of Seller's counsel, Gardere & Wynne, L.L.P., dated as of the Closing Date, addressed to Purchaser, in a form reasonably satisfactory to Purchaser, (iii) certificates of the appropriate public officials to the effect that each Seller is a validly existing corporation in good standing in Texas as of a date not more than ten (10) days of the Closing Date, (iv) certificates of the secretary of Seller setting forth all resolutions of the Board of Directors and the shareholder of Seller authorizing the execution and delivery of this Agreement and the performance by Seller of the transactions contemplated hereby, and (v) incumbency and specimen signature certificates dated the Closing Date signed by the officers of Seller certified by its Secretary.

              11.1.2 Affiliate Indebtedness. Assignment of notes and liens representing any indebtedness (or security therefor) owed by DBL Limited to Seller or any Affiliate of Seller.

         11.2 DBL Partnership Interests. Execute and deliver to Buyer an assignment of partnership interest ("Partnership Assignment") for the DBL Partnership Interests, which shall be in the form of Exhibit 11.2, together with such other documents as may be necessary to cause the admission of Purchaser as a substitute limited partner of DBL Limited.

         11.3 Promissory Notes.

              11.3.1 The original Promissory Notes, endorsed by Seller "Pay to the Order of [NAME OF PURCHASER OR PARTIAL DESIGNEE] without recourse," the originals of all Security Documents, the originals of all UCC-1 Financing Statements, and the originals of all filings with the FAA.

              11.3.2 An Assignment of Notes and Liens in the form attached as
Exhibit 11.3.2 transferring and assigning all of Seller's rights, title and interest in and to the Promissory Notes, the Security Documents, and all liens and security interests securing their payment.

              11.3.3 UCC-3 Forms as promulgated by the Texas Secretary of State assigning to Purchaser all of Seller's rights under any security interests held by Seller securing the Promissory Notes and/or any related UCC filings.

              11.3.4 An executed letter addressed to each maker of a Promissory
Note in the form of Exhibit 11.3.4.

              11.3.5 An Assignment of Aircraft Security Agreement in the form of Exhibit 11.3.5.

              11.3.6 A consent in a form reasonably acceptable to Purchaser and Seller executed by Donald J. Carter consenting to the amendment of the Amended and Restated General Partner Pledge Agreement, the Amended and Restated Limited Partner Pledge Agreement and the Amended and Restated Aircraft Security Agreement to delete the prohibition on assignment of the Performance Note, the General Partner Promissory Note, the Limited Partner Promissory Note and the Aircraft Note.

              11.3.7 The Hillwood Consent by GP, Hillwood and Eagle Airlines,
Inc.

                                  ARTICLE XII
                       PURCHASER'S OBLIGATIONS AT CLOSING

         12.1 Purchaser's Obligations at Closing. At Closing, Purchaser shall deliver to Seller the Purchase Price in cash and execute, deliver and if required acknowledge the documents described in Section 12.2 and perform the obligations described therein.

              12.1.1 General Closing Obligations of Purchaser. In addition to the other documents to be delivered by Purchaser to Seller at Closing pursuant to the terms of this Agreement, Purchaser shall deliver to the Seller at
Closing: (i) a certificate signed by a senior executive officer of Purchaser dated as of the Closing Date stating that each of the representations and warranties made herein by Purchaser are true and correct at Closing and that each obligation of Seller, which is a condition to Closing, has been satisfied by Seller or waived by Purchaser, (ii) an Opinion of Purchaser's counsel, Brown McCarroll & Oaks Hartline, dated as of the Closing Date, addressed to Seller, in a form reasonably satisfactory to Seller, (iii) certificates of the appropriate public officials to the effect that Purchaser is a validly existing Delaware limited partnership and is authorized to do business in and in good standing in Texas as of a date not more than ten (10) days of the Closing Date,
(iv) certificates of Purchaser setting forth that all necessary actions have been taken by Purchaser's partners authorizing the execution and delivery of this Agreement and the performance by Purchaser of the transactions contemplated hereby, and (v) incumbency and specimen signature certificates dated the Closing Date signed by the General Partner of Purchaser.

         12.2 DBL Partnership Interests. Execute and deliver such documents as may be reasonably required in order for Purchaser to become a substitute limited partner in DBL Limited and assume the obligations of Seller pursuant to the Partnership Agreement upon such substitution.

                                  ARTICLE XIII
                             COSTS AND ADJUSTMENTS

         At or about Closing, the Assignment of Aircraft Security Agreement shall be registered by Purchaser with the FAA. The Assignment of Notes and Liens shall be recorded by Purchaser in Dallas County, Texas and with the Office of the Secretary of State of Texas. Purchaser shall pay at Closing all sales, transfer and any other similar Taxes payable as a result of the purchase of the Assets by Purchaser.

                                  ARTICLE XIV
                                AS IS PROVISION

         PROPERTY CONVEYED "AS IS". PURCHASER AGREES THAT, EXCEPT FOR SELLER'S REPRESENTATIONS SET FORTH IN THIS AGREEMENT, SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY ADDITIONAL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE ASSETS, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT OR CONVEYANCE DOCUMENTS TO BE DELIVERED AT CLOSING), TAX CONSEQUENCES, OPERATING HISTORY OR PROJECTIONS, VALUATION,

GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE ASSETS. PURCHASER AGREES THAT WITH RESPECT TO THE ASSETS, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY AGENT OF SELLER OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF OTHER PROPERTY OF THE KINDS INCLUDED IN THE ASSETS AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND PURCHASER AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE ASSETS "AS IS, WHERE IS," WITH ALL FAULTS, AND PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT. THE TERMS AND CONDITIONS OF THIS ARTICLE SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN AND SHALL BE INCORPORATED INTO THE CONVEYANCE DOCUMENTS RELATING TO THE ASSETS.

                                   ARTICLE XV
                                    NOTICES

         All notices, demands, or other communications of any type given by Seller to Purchaser, or by Purchaser to Seller, whether required by this Agreement or in any way related to the transaction contracted for herein, shall be void and of no effect unless given in accordance with the provisions of this Article. All notices shall be in writing and delivered to the Person to whom the notice is directed, either in person, by facsimile transmission or by United States Mail, as a registered or certified item, return receipt requested. Notices delivered in person shall be deemed delivered upon receipt, notices delivered by facsimile transmission shall be deemed delivered the same day as sent with confirmation received by the senders's facsimile equipment and notices delivered by mail shall be deemed given three (3) days after being deposited in a post office or other depository under the care or custody of the United States Postal Service, enclosed in a wrapper with proper postage affixed, addressed as follows:

         Seller:             Carter-Crowley Properties, Inc.
                             2711 LBJ Freeway, Suite 426
                             Dallas, Texas  75234
                             Attn: Ronald L. Carter
                             Telephone No.:  (972) 247-8535
                             Facsimile No.:   (972) 243-3615


         With Required       Gardere & Wynne, L.L.P.
         Copy (which         1601 Elm Street, Suite 3000
         does not consti-    Dallas, Texas 75201
         tute notice) to:    Attn: Alan J. Perkins, Esq.
                             Telephone No.:  (214) 999-4683
                             Facsimile No.:   (214) 999-4667


         Purchaser:          Crescent Real Estate Equities Limited Partnership
                             777 Main Street, Suite 2700
                             Fort Worth, Texas  76102
                             Attn: Mr. James M. Eidson, Jr.
                             Telephone No.:  (817) 877-0477
                             Facsimile No.:   (817) 878-0429


         With Required       Crescent Real Estate Equities Limited Partnership
         Copy (which         777 Main Street, Suite 2700
         does not consti-    Fort Worth, Texas  76102
         tute notice) to:    Attn:  David M. Dean, Esq.
                             Telephone No.:  (817) 878-0442
                             Facsimile No.:   (817) 878-0429


                             Brown McCarroll & Oaks Hartline
                             300 Crescent Court
                             Suite 1400
                             Dallas, Texas  75201
                             Attn:  Robert W. Dupuy, Esq.
                             Telephone No.:  (214) 999-6102
                             Facsimile No.:   (214) 999-6170

                                  ARTICLE XVI
                                    REMEDIES

         16.1 Default by Seller. If Seller fails or refuses to consummate this Agreement, or if Seller fails to perform any of Seller's other obligations hereunder either prior to or at the Closing and Seller fails to cure the same within seven (7) days, and such failure or refusal results from any reason other than the termination of this Agreement by Purchaser pursuant to a right to terminate expressly set forth in this Agreement or Purchaser's failure to perform any of Purchaser's obligations under this Agreement, then Purchaser may
(i) enforce specific performance of Seller's duties and obligations under this Agreement, or (ii) terminate this Agreement by giving written notice thereof to Seller prior to or at the Closing, in which event Purchaser shall also be entitled, subject to Section 16.5, to a return of the Earnest Money (and interest thereon) and to seek its actual damages against Seller for such default as well as such other relief as may be available at law or in equity.

         16.2 Default by Purchaser. If the Purchaser fails or refuses to consummate the purchase of the Assets pursuant to this Agreement, and such failure or refusal results from any reason other than termination of this Agreement by Purchaser pursuant to a right to terminate expressly set forth in this Agreement, then the Seller may as its sole remedy terminate this Agreement by giving written notice thereof to Purchaser at the Closing, and the Title Company shall deliver the Earnest Money to Seller as liquidated damages. The Earnest Money is agreed upon by and between Seller and Purchaser as liquidated damages, and not as a penalty, due to the difficulty and inconvenience of ascertaining and measuring actual damages, and the uncertainty thereof, and no other damages, rights, or remedies shall in any case be collectible, enforceable, or available to Seller, and Seller shall accept the Earnest Money as Seller's total damages and relief. Earnings on the Earnest Money shall be returned to Purchaser.

         16.3 Adjustment Events.

              16.3.1 Definitions. "Adjustment Event" means any of the following: (i) the breach of a Seller Representation or (ii) any of the Purchaser's Conditions (other than any of the Consent Conditions) is not satisfied. As used in this Section 16.3, "cost of curing" means the reasonable cost to cure the matter constituting the Adjustment Event or, if the Adjustment Event is either not curable or the cure does not fully restore the value of the affected Asset to its preAdjustment Event value, the reduction in the value of the affected Asset.

              16.3.2 Adjustment Procedure. From and after the occurrence of an Adjustment Event, Seller shall cure (or agree to an adjustment in the Purchase Price relating to the affected Asset) all Adjustment Events, each of which shall be resolved in accordance with the further provisions of this Section
16.3.2. Purchaser shall deliver written notice of the Adjustment Event ("First Adjustment Notice") and a proposal ("Purchaser's Adjustment Proposal") for resolving same. Within five (5) business days after delivery of the First Adjustment Notice, Seller shall either deliver written notice ("Second Adjustment Notice") to Purchaser agreeing to Purchaser's Adjustment Proposal or Seller shall deliver an alternative proposal in writing ("Seller's Adjustment Proposal"). If Seller fails to deliver timely a Second Adjustment Notice or agrees to Purchaser's Adjustment Proposal in its Second Adjustment Notice, Purchaser's Adjustment Proposal shall be binding on the parties. If Seller delivers a Seller's Adjustment Proposal, the parties shall promptly engage in good faith negotiations to resolve the differences between the proposals. To the extent either of the parties determines the same might facilitate resolution, each will cause their senior officers to participate in such negotiations. If the parties have not resolved the differences within ten (10) days after the delivery of the Seller's Adjustment Proposal, the parties agree to promptly engage in non-binding mediation with a mediator mutually acceptable to both parties (both parties agree to not unreasonably withhold or delay their consent to selection of a mediator) in order to resolve the differences. If after ten
(10) hours of mediation the parties are unable to resolve the differences, either party may deliver an Arbitration Notice in accordance with Section 16.4 and the dispute shall be an Arbitration Event to be resolved in accordance with the provisions of Section 16.4. Notwithstanding any provision of this Section
16.3.2 to the contrary, if the amount Purchaser asserts is necessary to cure an Adjustment Event exceeds the value of such Affected Asset as reasonably determined by Purchaser (which determination will be subject to Section 16.4), Seller may (but is not obligated to) cure the Adjustment Event by delivering written notice ("Withdrawal Notice") to Purchaser notifying Purchaser that Seller is withdrawing the affected Asset from this Agreement. If Seller withdraws an Asset from this Agreement in accordance with this Section 16.3.2, this Agreement shall be deemed to be amended to exclude the affected Asset and all representations, warranties and covenants (other than set forth in Section 17.9) relating to the withdrawn Asset, and to reduce the Purchase Price by the value of the Affected Asset as specified by Purchaser or as determined pursuant to Section 16.4.

              16.3.3 Effect of Closing. Except as otherwise provided in this
Section 16.3, unresolved Adjustment Events shall not delay Closing nor shall Closing alter the rights or obligations of the parties regarding the unresolved Adjustment Events. The parties shall continue the resolution process following Closing (including but not limited to arbitration pursuant to Section 16.4) and the rights and obligations of the parties with respect to the unresolved Adjustment Event shall be the same as if the Closing had not occurred. Provided however, if the aggregate amount in dispute regarding any unresolved Adjustment Events exceeds $1,000,000.00 either party may extend the Closing Date until not later than the first business day following the expiration of ten (10) calendar days after the originally scheduled Closing Date, but in no event later than May 12, 1997.

              16.3.4 Sole Remedy. Purchaser's only remedy arising out of the occurrence of an Adjustment Event shall be an adjustment of the Purchase Price to reflect the reasonable cost to cure or Purchaser's actual (not incidental and consequential) damages arising out of the Adjustment Event (regardless of whether determined before or after Closing), the amount of which shall be agreed to by the parties in accordance with the provisions of Section 16.3 or awarded by arbitration in accordance with the provisions of Section 16.4. NO SELLER REPRESENTATION SHALL SURVIVE CLOSING.

         16.4 Arbitration. As used in this Agreement an "Arbitration Event" means any dispute which pursuant to the further provisions of this Agreement is designated as an Arbitration Event. In those instances in which there is a dispute other than an Arbitration Event governed by Section 16.3.2, Seller and Purchaser shall attempt to resolve the dispute for a period of five (5) business days following either party's delivery of a notice ("Preliminary Notice") (said period called "Settlement Period") of its intent to submit the dispute to arbitration if not resolved prior to the expiration of the Settlement Period. If the dispute is not resolved at the end of the Settlement Period or, in the case of a dispute under Section 16.3.2, after the prescribed mediation, either party may thereafter deliver a written notice ("Arbitration Notice") to the other party and the American Arbitration Association ("AAA") (Dallas Office) notifying both of its intent to resolve the dispute in accordance with the further provisions of this Section and the Commercial Arbitration Rules of the AAA then in effect ("AAA Rules"). However, the provisions of this Section shall control over any contrary provisions in the AAA Rules. Within five (5) days after the delivery of an Arbitration Notice, each party shall deliver a written statement of a resolution of the dispute acceptable to it to the other party (each an "Original Resolution") (and if more than one Asset is the subject of an Arbitration Notice, each Asset shall be the subject of a separate Resolution). Seller's statement is hereafter called "Seller's Resolution" and Purchaser's statement is hereafter called "Purchaser's Resolution." If either party fails to timely deliver its Original Resolution, the Original Resolution of the other party shall be binding on the parties and no further action shall be taken to resolve the dispute. The resolution of the dispute shall be either the Seller's Resolution or the Purchaser's Resolution based upon the determination of a panel of three arbitrators ("Arbitrators") selected in accordance with the further provisions of this Section. All of the Arbitrators shall be selected from the panel of arbitrators submitted by AAA. Within ten (10) days after either party delivers an Arbitration Notice to the other party and the AAA requesting arbitration in accordance with the provisions of this subsection, AAA shall deliver a list ("Panel List") of qualified arbitrators to Seller and Purchaser. Within ten
(10) days after the delivery of the Panel List, each party shall send written notice ("Party Selection Notice") to the other party and the AAA indicating its choice of one arbitrator and indicating up to two persons on the Panel List to which it objects ("Objectionable Persons"). Within ten (10) days after its receipt of both Party Selection Notices, the AAA shall select a third arbitrator from the Panel List by delivering written notice ("AAA Selection Notice") of its selection to both parties. The third arbitrator shall not be an Objectionable Person. The Arbitrators shall be one person selected by each party and one person selected by the AAA. Within five (5) days after the date of the delivery of the AAA Selection Notice, Seller and Purchaser shall submit their respective Resolution in writing (which may not be different from their respective original Resolutions), together with the supporting data and facts used to determine their Resolution, to the Arbitrators. Within twenty (20) days after the Resolutions are submitted, the Arbitrators shall hold a hearing during which Seller and Purchaser may present evidence in support of their respective resolutions. Within fifteen (15) days after the date on which the hearing is completed, the Arbitrators will determine a resolution ("Final Resolution") based upon the parties' submissions and evidence presented. The Final Resolution shall be either the Seller's Resolution or the Purchaser's Resolution. The Arbitrator's determination shall be binding on Seller and Purchaser and may be enforced by a court of competent jurisdiction. The cost of such arbitration shall be paid by the party whose Resolution was not selected.

         16.5 Incidental and Consequential Damages. NOTWITHSTANDING ANY LEGAL REQUIREMENT OR PROVISION HEREIN TO THE CONTRARY, NO PARTY SHALL BE ENTITLED TO ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING UNDER OR AS A RESULT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER.

         16.6 Survival of Sections 16.3 and 16.4. If matters and issues described in or being resolved pursuant to Sections 16.3 or 16.4 are not resolved (said matters and issues hereafter called "Open Issues") prior to the Closing Date, the provisions of said Sections shall survive Closing and shall continue to govern the rights and obligations of the parties until the Open Issues are fully resolved and all sums owing are paid and the occurrence of Closing shall not accelerate or otherwise affect the rights or obligations of the parties. To the extent there are Open Issues, any adjustments to the Purchase Price determined subsequent to the Closing shall be paid by Seller when determined in accordance with said Sections.

                                  ARTICLE XVII
                                 MISCELLANEOUS

         17.1 Assignment. Provided Purchaser agrees to remain primarily liable for performance of Purchaser's obligation hereunder, Purchaser may: (i) assign this Agreement to any Affiliate of Purchaser, and/or (ii) deliver a written notice (each a "Closing Direction") to Seller directing Seller to convey, transfer or assign (as appropriate) one or more of the Assets to any Partial Designee described in the Closing Direction. Seller agrees to comply with any Closing Direction. "Partial Designee" means (i) an Affiliate of Purchaser, (ii) any corporation, more than 50% of the total number of shares of stock of which are owned by Purchaser and (iii) the Spinoff Affiliate. "Spinoff Affiliate" means that certain corporation (and its direct or indirect partnership or corporate subsidiaries) described, in that certain press release issued by Purchaser on January 30, 1997, as a newly formed corporation that will be spun off to shareholders of Crescent Real Estate Equities Trust and whose stock will be listed separately on a national exchange. In the event that Purchaser assigns this Agreement to an Affiliate of Purchaser or Purchaser delivers a Closing Direction to Seller with respect to one or more of the Assets, all references in this Agreement to Purchaser shall be considered to also constitute references to the Affiliate or Partial Designee to the extent of the Assets affected by such assignment or Closing Direction.

         17.2 Interpretation and Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas. As used herein, unless the context otherwise requires: (i) references to "Article" or "Section" are to an article or section hereof; (ii) all "Exhibits" referred to herein are to Exhibits attached hereto and are incorporated herein by reference and made a part hereof; and (iii) except where specifically qualified by limiting language relating thereto, "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The terms "successors and assigns" shall include the heirs, administrators, executors, successors and permitted assigns, as applicable, of any party hereto.

         17.3 Amendment. This Agreement may not be modified or amended, except by an agreement in writing signed by Seller and Purchaser. The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions and obligations.

         17.4 Attorneys' Fees. In the event it becomes necessary for either party to file a suit to enforce this Agreement or any provisions contained herein, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys' fees and costs of court incurred in such suit.

         17.5 Descriptive Headings. The descriptive headings of the several sections or paragraphs contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         17.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

         17.7 Counterparts. Numerous copies of this Agreement may be executed by the parties hereto. Each such executed copy shall have the full force and effect of an original executed instrument.

         17.8 Time. Time is of the essence of this Agreement. The date of execution of this Agreement by Seller shall be the date of execution of this Agreement. If the final date of any period falls upon a Saturday, Sunday or legal holiday under the laws of the State of Texas, then in such event the expiration date of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday under the laws of the State of Texas.

         17.9 Confidentiality. Purchaser agrees that, from the Effective Date through Closing or, if this Agreement is terminated, through the date which is six (6) months after the date of termination or, as to any Asset not purchased by Purchaser at Closing, through the date which is six (6) months after the Closing Date (the "Confidentiality Period"), all Asset Information shall be kept confidential and shall not be used except as provided in this Section
17.9. Without the prior written consent of Seller, during the Confidentiality Period the Asset Information shall not be disclosed by Purchaser or Purchaser's Representatives, in any manner whatsoever, in whole or in part, except (i) to Purchaser's Representatives who need to know the Asset Information for the purpose of evaluating the Assets and who are informed by the Purchaser of the confidential nature of the Asset Information; (ii) as may be necessary for Purchaser or Purchaser's Representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements; to comply with other requirements and requests of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over Purchaser or Purchaser's Representatives; to comply with regulatory or judicial processes; or to satisfy reporting procedures and inquiries of credit rating agencies in accordance with customary practices of Purchaser or its Affiliates provided that Purchaser shall give prompt notice of any such requirement to Seller; and (iii) as otherwise permitted by this
Section 17.9. If this Agreement is terminated, Purchaser and Purchaser's Affiliates shall not during the remainder of the Confidentiality Period use for any purpose or for the benefit of any Person any of the Asset Information.

         Except as provided otherwise in this Section 17.9, Purchaser and Seller, for the benefit of each other, hereby agree that prior to Closing neither of them will release or cause or permit to be released to the public any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise publicly announce or disclose or cause or permit to be publicly announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the consent of the other party hereto (which shall not be unreasonably withheld or delayed). Seller, being aware of Purchaser's affiliation with a publicly-held corporation, the securities of which are traded on a national securities exchange, acknowledges that Purchaser and its Affiliates may be compelled by considerations of legal obligation, fiduciary and public responsibility, commercial pragmatism and established corporate policy, to issue a public press release announcing that it has entered into this Agreement and stating the material terms hereof; Purchaser will not issue or disclose any press release without first obtaining the consent of Seller as to the content of such press release (which acceptance shall not be unreasonably withheld or delayed); Seller consents to all such additional statements and disclosures Purchaser may reasonably make in responding to inquiries arising as a result of any such press release. Purchaser agrees to send a copy of any final press release directly to Seller not later than the time when Purchaser issues such press release to the public.

         Purchaser acknowledges that Seller, as part of an internal restructuring, will be required to disclose the existence and terms of this Agreement in an Information Statement to be sent to the shareholder of DMI and, if necessary, the shareholders of the parent company thereof (CCP) and Purchaser consents to such disclosure.

         Purchaser shall indemnify and hold Seller and the Affiliates of Seller harmless, and Seller shall indemnify and hold Purchaser and the Affiliates of Purchaser harmless, from and against any and all actual direct claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and disbursements) suffered or incurred by the other party and proximately caused by a breach by Purchaser or Purchaser's Representatives or Seller, as the case may be, of the provisions of this
Section 17.9; BUT THIS SECTION 17.9 WILL NOT ENTITLE EITHER PURCHASER, SELLER, PURCHASER'S AFFILIATES OR SELLER'S AFFILIATES TO RECOVER INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         As used in this Agreement, the term "Asset Information" shall mean (i) all information and documents in any way relating to the Assets, the operation thereof or the sale thereof furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, Affiliates, partners, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, "Purchaser's Representatives"), under or in connection with this Agreement by Seller or any Affiliate of Seller, or their agents or representatives, including, without limitation, their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser's Representatives to the extent such information or documents contain or are based on the information or documents described in the preceding clause (i), or otherwise reflecting their review or investigation of the Assets undertaken with Seller's required approval; but notwithstanding the foregoing, the term "Asset Information" shall not be deemed to include any information or document which
(1) is or becomes generally available to the public other than as a result of a disclosure by Purchaser or Purchaser's Representatives in violation of this Agreement, (2) is in the possession of Purchaser or Purchaser's Representatives prior to its disclosure to Purchaser by Seller or any Affiliates of Seller or their agents or representatives, (3) becomes available to Purchaser from a source other than Seller or any Affiliates of Seller or their agents or representatives without a violation of any confidentiality obligation, or (4) is developed by Purchaser or Purchaser's Representatives without reliance upon and independently of otherwise confidential Asset Information.

         In addition to any other remedies available to Seller and Purchaser, Seller and Purchaser shall each have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the other party or their representatives in order to enforce the provisions of this Section 17.9.

         The provisions of this Section 17.9 shall survive the termination of this Agreement prior to Closing for six months following the termination date.

         It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement on a confidential basis with any of its attorneys, accountants, professional consultants, financial advisors, rating agencies, or potential lenders, as the case may be, or prevent either party hereto from complying with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

         17.10 Rule of Construction. The parties hereto acknowledge that they each enter into this Agreement after having had an opportunity for thorough review by, and on advice of, their respective legal counsel. The parties agree that the judicial rule of construction requiring or allowing an instrument to be construed to the detriment of or against the interest of the maker thereof shall not apply to this Agreement.

         17.11 Shareholder Consent. DMI represents and warrants to Purchaser that the parent company of DMI, Carter-Crowley Properties, Inc., a Texas corporation ("CCP"), has authorized the execution, delivery and performance hereof.

         17.12 Access to Records after Closing. Following the Closing, Purchaser shall give to Seller an unrestricted access during normal business hours with reasonable prior notice to (and the right to make copies at the expense of Seller) the books, files, records and Tax Returns and supporting schedules and work papers relating to the Assets and business, operations, income, and expenses of Purchaser relating thereto which exist on, accrue or arise after or occur after the Closing. Any access pursuant to this Section
17.12 shall be conducted in such manner as not to interfere unreasonably with the operations of the business of Purchaser following the Closing.

         17.13 SPECIAL NON-DISCLOSURE AGREEMENT. IN ADDITION TO THE AGREEMENTS SET FORTH IN SECTION 17.9, PURCHASER UNCONDITIONALLY AGREES THAT NEITHER PURCHASER NOR PURCHASER'S REPRESENTATIVES OF AFFILIATES WILL DISCLOSE THE TERMS OR EXISTENCE OF THIS AGREEMENT PRIOR TO THE EARLIER OF: (I) THE DATE WHICH IS SEVEN (7) DAYS AFTER THE EFFECTIVE DATE OR (II) THE DATE ("TRIGGER DATE") WHICH IS THE LATER OF (A) THE DAY AFTER THE DATE ON WHICH DONALD J. CARTER DISCLOSES THE EXISTENCE OF THIS AGREEMENT TO ROSS PEROT, JR. AND (B) THE DATE ON WHICH SELLER DISCLOSES THE EXISTENCE OF THIS AGREEMENT TO SELLER'S EMPLOYEES AND OTHER PERSONS SELLER WISHES TO TELL BEFORE THE EXISTENCE OF THIS AGREEMENT IS KNOWN GENERALLY. SELLER AGREES TO NOTIFY PURCHASER OF THE TRIGGER DATE WITHIN A REASONABLE PERIOD FOLLOWING ITS OCCURRENCE.

         17.14 Retention by DMI or CCP. Until such time as all obligations of Seller to Purchaser hereunder shall have expired, DMI or CCP shall retain (or place into its liquidating trust), as a reserve for contingent liabilities under this Agreement, an amount equal to one hundred twenty-five percent (125%) of the total of: (i) all unpaid sums to which Purchaser is entitled pursuant to Sections 16.3 or 16.4, plus (ii) the amount asserted by Purchaser in connection with any unresolved Adjustment Event amount and any amount subject to arbitration in accordance with the provisions of Section 16.4.

         17.15 Joinder by CCP. CCP joins in the execution of this Agreement for purposes of acknowledging obligations pursuant to Sections 17.11 and 17.14.

                                 ARTICLE XVIII
                                  DEFINITIONS

         The following terms used in this Agreement have the respective meanings specified or referred to in this Article XVIII. The "Defined Term Index" attached hereto sets forth the Sections in this Agreement in which other terms are defined.

         "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Code" means the United States Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

         "Encumbrance" means any liability, debt, mortgage, deed of trust, pledge, security interest, encumbrance, option, right of first refusal, agreement of sale, adverse claim, easement, lien, assessment, restrictive covenant, encroachment, burden or charge of any kind or nature whatsoever or any item similar or related to the foregoing.

         "GAAP" means generally accepted accounting principles, in effect from time to time in the United States (i) which are consistent with the principles promulgated and adopted by the Financial Accounting Standards Board and it predecessors as generally accepted accounting principles, (ii) which are applied for all periods in a manner consistent with the manner in which such principles and practices were applied to the most recent financial statements furnished by Seller to Purchaser pursuant to this Agreement.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

         "Governmental Authorization" means any permit, license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

         "IRS" means the United States Internal Revenue Service.

         "Legal Requirement" means any federal, state, municipal, local or foreign statute, law, ordinance, decree, requirement, judgment, order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of any Governmental Authority or any principle, ruling or finding of common law, including any Environmental Laws.

         As used herein, the term "material" means a fact (e.g., an adverse change) which it is reasonably likely that a prudent and knowledgeable purchaser would attach importance in making a decision regarding the specific item, in the context in which it is used.

         "Person" means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

         "Proceeding" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving any Governmental Authority or arbitrator.

         EXECUTED on this the _________ day of February, 1997.


                                    SELLER:

                                    DALLAS MAVERICKS, INC.,
                                    a Texas corporation

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Its:
                                         --------------------------------------


         EXECUTED for the purposes set forth in Section 17.15 of the Agreement this the 10th day of February, 1997.

                                    CARTER-CROWLEY PROPERTIES, INC.,
                                    a Texas corporation

                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Its:
                                         --------------------------------------


         EXECUTED on this the 10th day of February, 1997.

                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation, General
                                        Partner


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Its:
                                             ----------------------------------

RECEIPT OF EARNEST MONEY AND ONE (1) EXECUTED COUNTERPART OF THIS Agreement IS HEREBY ACKNOWLEDGED:

TITLE COMPANY:

REPUBLIC TITLE OF TEXAS, INC.



By:
    ---------------------------------------
Name:
      -------------------------------------
Its:
     --------------------------------------

                             ACQUISITION AGREEMENT

                               DEFINED TERM INDEX


         The following terms are defined in the respective Section of the Agreement indicated below.

DEFINED TERM                                         DEFINITION LOCATION
------------                                         -------------------
AAA                                                  16.4
AAA Rules                                            16.4
AAA Selection Notice                                 16.4
Actual knowledge                                     6.1
Adjustment Event                                     16.3.1
Affiliate                                            Article XVIII
Agreement                                            Introductory Paragraph
Aircraft Note                                        Exhibit 1.3
Aircraft Security Agreement                          Exhibit 1.3
Arbitration Event                                    16.4
Arbitration Notice                                   16.4
Arbitrators                                          16.4
Asset Allocation                                     2.3
Assets                                               1.1
Asset Information                                    17.9
Carter Agreement                                     7.2.4
CCP                                                  17.12
CERCLA                                               Article XVIII
Closing                                              Article X
Closing Date                                         Article X
Closing Direction                                    17.1
Code                                                 Article XVIII
Confidentiality Period                               17.9
Consent Conditions                                   9.4
Contaminant                                          Article XVIII
Cost of Curing                                       16.3.1
DBL Limited                                          1.2
DBL Partnership Agreements                           4.2.1
DBL Partnership Interests                            1.2
DMI                                                  Introductory paragraph
Due Diligence Items                                  4.1
Earnest Money                                        3.1

Effective Date                                       Introductory paragraph
Encumbrance                                          Article XVIII
FAA                                                  4.3.3
Fairness Opinion                                     9.7
Fairness Deadline                                    9.7
Fairness Notice                                      9.7
Fairness Opinion Termination Deadline                9.7
Final Resolution                                     16.4
First Adjustment Notice                              16.3.2
GAAP                                                 Article XVIII
General Partner Promissory Note                      Exhibit 1.3
Governmental Authorities                             Article XVIII
Governmental Authorization                           Article XVIII
GP                                                   6.2.2
Hillwood                                             6.2.2
Hillwood Consent                                     7.3.3
Inspection Period                                    5.1
IRS                                                  Article XVIII
Knowledge                                            6.1
LC Holder                                            7.2.5
Legal Requirement                                    Article XVIII
Limited Partner Promissory Note                      Exhibit 1.3
Linda Carter Suite Agreement                         6.2.2
Majority Interest                                    6.2.4
Material                                             Article XVIII
NBA                                                  6.2.3
NBA Consent                                          8.2
Objectionable Persons                                16.4
Original Resolution                                  16.4
Panel List                                           16.4
Partial Designee                                     17.1
Partnership                                          1.2
Partnership Agreements                               1.2
Partnership Assignment                               11.2
Partnership Consents                                 8.2
Partnership Interests                                1.2
Party Selection Notice                               16.4
Performance Note                                     Exhibit 1.13
Person                                               Article XVIII
Pledgors                                             Exhibit 1.3
Preliminary Notice                                   16.4
Principal Officers                                   6.1

Proceeding                                           Article X
Promissory Notes                                     1.3
Purchaser                                            Introductory paragraph
Purchase Price                                       2.1
Purchaser's Adjustment Proposal                      16.3.2
Purchaser's Conditions                               9.1
Purchaser's Representatives                          17.9
Purchaser's Resolution                               16.4
Second Adjustment Notice                             16.3.2
Security Documents                                   1.3
Seller                                               Introductory paragraph
Seller Representations                               6.1
Seller's Adjustment Proposal                         16.3.2
Seller's Conditions                                  9.5
Seller's Corporate Approvals                         9.1.5
Seller's Resolution                                  16.4
Settlement Period                                    16.4
Subordination Agreement                              7.2.5
Substitute Estoppel                                  8.3
Title Company                                        3.1
Trigger Date                                         17.14
Withdrawal Notice                                    16.3.2

                    FIRST AMENDMENT TO ACQUISITION AGREEMENT


         This First Amendment to Acquisition Agreement ("Amendment") is entered into by and among CARTER-CROWLEY PROPERTIES, INC., a Texas corporation ("CCP"), HI CAPITAL CORP., a Texas corporation ("HCC"), METROPORT REALTY CORPORATION, a Texas corporation ("MRC"), HI PRODUCTION COMPANY, INC., a Texas corporation ("HPC"), DALLAS MAVERICKS, INC., a Texas corporation ("DMI") (CCP, HCC, MRC, HPC, and DMI are collectively referred to as "Seller") and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), as of the _____ day of March, 1997 in light of the following recitals.

                               R E C I T A L S :

         Heretofore, CCP, HCC, MRC, HPC, DMI and Purchaser entered into a certain Acquisition Agreement with an effective date of February 10, 1997 (the "Acquisition Agreement"). Unless defined herein, all capitalized terms shall have the meaning provided in the Acquisition Agreement. One of the Assets described in the Acquisition Agreement is the Airport Leasehold. CCP subleases the Airport Leasehold to RR Investments, Inc., d/b/a Million Air ("Million Air") pursuant to a certain sublease ("Million Air Sublease") dated May 1, 1992. Some of the provisions of the Million Air Sublease grant Million Air the right of first refusal ("First Refusal Right") to purchase the Airport Leasehold and the improvements situated thereon. In accordance with the terms of the Million Air Sublease, CCP gave Million Air notice of its intention to sell the Airport Leasehold pursuant to the Acquisition Agreement and Million Air timely exercised the First Refusal Right. However, Million Air requested an amendment to the First Refusal Right provisions. The Acquisition Agreement did not contemplate the sale of the Airport Leasehold to Million Air on any terms other than those set forth in the Million Air Sublease. CCP has requested Purchaser to amend the Acquisition Agreement to allow CCP to sell the Airport Leasehold in accordance with the terms of the letter agreement set forth on Exhibit "A" to this Amendment ("Million Air Agreement"). Purchaser has consented to the sale of the Airport Leasehold and the related Real Property Assets to Million Air in accordance with the Million Air Agreement subject to the further terms of this Amendment. Therefore, Seller and Purchaser have agreed to amend the Acquisition Agreement in accordance with the further terms of this Amendment.

         Therefore, in consideration of the foregoing and other good and valuable consideration, Seller and Purchaser agree as follows:

         1. Seller shall not sell or agree to sell the Airport Leasehold except to Million Air in accordance with the provisions of the Million Air Agreement.

         2. Upon the execution of the Million Air Agreement by Million Air and CCP, the Airport Leasehold and the related Real Property Assets (i) shall be conveyed by CCP to Million Air pursuant to the terms of the Million Air Agreement, and (ii) shall not be conveyed pursuant to the Acquisition Agreement and the Purchase Price shall be reduced by $1,500,000.00; otherwise, the Airport Leasehold and the related Real Property Assets shall remain a part of the Assets subject to the terms of the Acquisition Agreement for all purposes. However, the provisions of this paragraph 2 are subject to the provisions of paragraph 3 below.

         3. If Million Air executes the Million Air Agreement but does not acquire the Airport Leasehold within thirty (30) days following the Closing Date, Seller agrees to sell and Purchaser agrees to buy the assets related to the Airport Leasehold in accordance with the terms of the Acquisition Agreement with the following provisions: (i) the "Closing Date" shall be seventy (70) days after the date Seller delivers a written notice ("Airport Leasehold Notice") to Purchaser advising it of the failure of Million Air to acquire the Airport Leasehold; (ii) the "Inspection Period" shall be sixty (60) days from the date of the delivery of the Airport Leasehold Notice; (iii) the Purchase Price shall be $1,500,000.00; and (iv) the Earnest Money shall be $19,750.00.

         4. Seller and Purchaser ratify and confirm the Acquisition Agreement as amended by this Amendment.

         EXECUTED on this the ____ day of ___________, 1997.

                                       SELLER:

                                       CARTER-CROWLEY PROPERTIES, INC.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       HI CAPITAL CORP.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       METROPORT REALTY CORPORATION
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President

                                    HI PRODUCTION COMPANY, INC.
                                    a Texas corporation

                                    By:
                                        --------------------------------------
                                        Ronald L. Carter, President


                                    DALLAS MAVERICKS, INC.,
                                    a Texas corporation

                                    By:
                                        --------------------------------------
                                        Donald J. Carter, President


                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation,
                                        General Partner


                                        By:
                                            ----------------------------------
                                            James M. Eidson, Jr.
                                            Sr. Vice President, Acquisitions

                   SECOND AMENDMENT TO ACQUISITION AGREEMENT


         This Second Amendment to Acquisition Agreement ("Amendment") is entered into by and among CARTER-CROWLEY PROPERTIES, INC., a Texas corporation ("CCP"), HI CAPITAL CORP., a Texas corporation ("HCC"), METROPORT REALTY CORPORATION, a Texas corporation ("MRC"), HI PRODUCTION COMPANY, INC., a Texas corporation ("HPC"), DALLAS MAVERICKS, INC., a Texas corporation ("DMI") (CCP, HCC, MRC, HPC, and DMI are collectively referred to as "Seller") and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), as of the _____ day of April, 1997 in light of the following recitals.

                               R E C I T A L S :

         Heretofore, Seller and Purchaser entered into a certain Acquisition Agreement with an effective date of February 10, 1997 (the "Initial Agreement"). Effective as of March 27, 1997, Seller and Purchaser entered into that certain First Amendment to Acquisition Agreement (the"First Amendment," together with the Initial Agreement, referred to herein as the "Acquisition Agreement"). Unless defined herein, all capitalized terms shall have the meaning provided in the Acquisition Agreement.

         Seller has proposed that in lieu of selling certain of the assets directly to Purchaser, Seller will (a) contribute the Real Property Assets to CCP Partners, Ltd., a Texas limited partnership ("CCP-LP") whose sole general partner is CCP and whose limited partners are CCP and MRC, (b) sell the general partnership interest in CCP-LP to Purchaser in exchange for either a cash payment or a demand promissory note and (c) sell the limited partnership interest in CCP-LP to Crescent Real Estate Equities, Ltd., a Delaware corporation and the general partner of Purchaser ("Crescent GP") in exchange for a demand promissory note. Immediately thereafter, Crescent GP will transfer the limited partnership interests in CCP-LP to Purchaser and Purchaser will assume the demand promissory note of Crescent GP. Immediately thereafter, Purchaser will pay the demand promissory note(s). The transaction described in this paragraph and in Paragraph 3(a) below is hereafter called the "Real Estate Restructured Transaction."

         Seller has proposed that in lieu of selling certain of the Assets directly to Purchaser, Seller will sell the Promissory Notes to Crescent GP in exchange for a demand promissory note. Immediately thereafter, Crescent GP will transfer the Promissory Notes to Purchaser and Purchaser will assume the demand promissory note. Immediately thereafter, Purchaser will pay the demand promissory note. The transaction described in this paragraph and in paragraph 3(b) below is hereafter called the "Intangibles Restructured Transaction." The "Real Estate Restructured Transaction" and the "Intangibles Restructured Transaction" are sometimes collectively referred to as the "Restructured Transaction."

         Seller and Purchaser have agreed to amend the Acquisition Agreement to
(a) provide for the Restructured Transaction, (b) change the Closing Date in accordance with the terms of this Amendment, but provide that the closing documents shall be effective as if Closing occurred as of the opening of business on April 21, 1997 ("Effective Conveyance Date") (c) prorate all items in accordance with the terms of the Acquisition Agreement as if Closing had occurred on the Effective Conveyance Date, (d) delete the Rising Star Partnership Interests and the Oil and Gas Interests from the Assets to be purchased and sold subject to the further terms of this Amendment, (e) adjust the Purchase Price to compensate Seller for the extension of the Closing Date and to reflect the deletion of the Rising Star Partnership Interest and the Oil and Gas Interests from the Assets, and (f) incorporate the other provisions of this Amendment.

         Now therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Purchaser agree as follows:

         1. Closing Date. Article XI of the Acquisition Agreement is amended to provide that the Closing Date shall be May 9, 1997. However all assignment, conveyance or assumption documents shall be stated as effective as of the Effective Conveyance Date. The Acquisition Agreement is further amended to provide that all prorations, adjustments and payments contemplated by Article XIV of the Acquisition Agreement shall be calculated as if the Closing occurred at the opening of business on the Effective Conveyance Date. The foregoing sentence does not affect the provisions of Section 2.2 of the Acquisition Agreement. The reference to "Closing Date" in the definition of "Seller's Share" in Section 14.2.5 is changed to April 21, 1997. The reference to "Closing" in subpart (ii) of the first sentence of Section 17.2.3 is changed to April 21, 1997. Section 17.2 is further amended to provide that Purchaser shall bear the risk of loss from and after April 21, 1997 and if there is a Casualty on or after April 21, 1997, Purchaser shall be entitled to recover all insurance proceeds and Purchaser shall look to the insurers (and not Seller) for the payment of any loss; provided however if there is a Casualty on or after the Effective Conveyance Date, Seller and Purchaser shall cooperate in taking the actions necessary to preserve the affected Improvements and collect the insurance proceeds in the manner contemplated by Section 17.2. Without limitation of the foregoing sentence, Seller agrees to execute such documents as Purchaser may reasonably request in order to obtain the use of any insurance proceeds. If Purchaser, acting in its sole discretion, determines that any Property and Liability Insurance provided by Seller is not adequate, Purchaser may replace said insurance at its expense and the cost of the replaced insurance attributable to the period following the expiration of three (3) business days after Purchaser delivers written notice of the replacement to Seller (which notice includes an authorization to cancel the replaced insurance) shall not be charged to Purchaser for the purpose of prorating expenses in accordance with the Acquisition Agreement and this Amendment. For the purpose of the proration of income and expenses, all income and expenses attributable to the period from and after the Effective Conveyance Date shall be for the account of Purchaser.

         2. Payment of Purchase Price. The following provisions shall be in lieu of the provisions of Section 13.1 of the Acquisition Agreement:

         As used herein the term: (i) "Adjustment Interest" means the interest which would accrue on the Adjusted Purchase Price at the simple interest rate of 6.5% per annum from Effective Conveyance Date to the Closing Date; (ii) "Adjusted Purchase Price"means the Purchase Price as adjusted by (A) any adjustments or reductions provided by the terms of the Acquisition Agreement and (B) any credits to the Purchase Price to which Purchaser is entitled pursuant to the further terms of the Acquisition Agreement; and (iii) "Final Purchase Price" means the Adjusted Purchase Price plus the Adjustment Interest. On the Closing Date Purchaser shall pay the Final Purchase Price [including that part represented by the Restructure Notes (hereafter defined)] by wire transfer to a financial institution ("Wire Transferee") domiciled in the United States in accordance with Seller's written instructions (delivered to Purchaser at least two business days prior to the Closing Date) by no later than 12:00 o'clock P.M. (Central Daylight
         Time) ("Wire Transfer Deadline"). If the Wire Transferee does not receive electronic notice of the wire transfer by the Wire Transfer Deadline, Purchaser shall not be in default provided by no later than 12:00 o'clock P.M. (Central Daylight Time) on the first business day following the Closing Date, the Wire Transferee receives electronic notice of the wire transfer of the Final Purchase Price plus interest calculated on the Adjusted Purchase Price at the rate of 6.5% per annum from the Closing Date until Wire Transferee's receipt of electronic notice of such wire transfer. At Closing Purchaser shall also execute, deliver and, if required, acknowledge the documents described in Section 13.2 through 13.6 of the Acquisition Agreement and perform the obligations described therein as modified by the provisions of paragraph 3 of this Amendment.

Any Radovir Payment which Purchaser would have been obligated to pay if the Closing had occurred on April 21, 1997 shall be included in determining the Adjusted Purchase Price. None of the remaining Radovir Payment shall be included in determining the Adjusted Purchase Price.

         3. Restructured Transaction. Seller and Purchaser agree that the closing of the purchase and sale of the Assets described in this Paragraph 3 will be restructured as follows:

            (a) Real Property Assets. As used in this Amendment the term "Restructure Note" means a demand promissory note the terms of which are approved by Seller and Purchaser which approval shall not be unreasonably withheld or delayed. Subject to the conditions and covenants contained herein, on May 8, 1997 (effective as of April 20, 1997) Seller will convey the Real Property Assets to CCP-LP, which conveyance will be accomplished by execution and delivery of the same form of documents and otherwise in the same manner as the Real Property Assets were to be conveyed to Purchaser at Closing pursuant to the provisions of the Acquisition Agreement prior to the effectiveness of this Amendment (the "Original

Closing Obligations"). At Closing, Purchaser will (i) cause Crescent GP to purchase the limited partnership interest in CCP-LP held by CCP and MRC in consideration of the execution and delivery of a Restructure Note in the amount of 99% of the amount of the Final Purchase Price allocated to the Real Property Assets on the Allocation Schedule (hereafter defined) , payable to the order of CCP and MRC, and (ii) purchase the general partnership interest in CCP-LP held by CCP in consideration of either (at the option of Purchaser) payment of cash or the execution and delivery of a Restructure Note in the amount of 1% of the amount of the Final Purchase Price allocated to the Real Property Assets on the Allocation Schedule , payable to the order of CCP. Immediately thereafter, Crescent GP will transfer the limited partnership interest in CCP-LP to Purchaser (resulting in the dissolution and termination of CCP-LP) and Purchaser will assume the Restructure Note executed by Crescent GP. Immediately thereafter, Purchaser will pay the Restructure Note[s]. The Original Closing Obligations will be accomplished by Seller on the date of Closing. The conveyance of the partnership interests in CCP-LP will be by such transfers and assignments as contemplated by the Acquisition Agreement for the conveyance of the Partnership Interests. The terms of the partnership agreement of CCP-LP shall be subject to Purchaser's approval, which approval shall not be unreasonably withheld or delayed. Without limitation of the preceding sentence, Purchaser may condition its approval upon the inclusion in the partnership agreement of a provision requiring the general partner of CCP-LP to make an election pursuant to Section 754 of the Internal Revenue Code of 1986, as amended, if requested by Purchaser.

            (b) Promissory Notes. The Promissory Notes will be conveyed by Seller to Crescent GP in accordance with the Original Closing Obligations applicable thereto; however, Crescent GP will deliver to Seller at Closing a Restructure Note in the amount of the Final Purchase Price allocated to the Promissory Notes on the Allocation Schedule, payable to the order of Seller. Immediately thereafter, Crescent GP will transfer the Promissory Notes to Purchaser and Purchaser will assume the Restructure Note described in this paragraph (b). Immediately thereafter, Purchaser will pay said Restructure Note.

            (c) Hicks Muse Partnership Interests and Moody-Day Stock. Purchaser agrees that Crescent Operating, Inc., a Delaware corporation, will be the purchaser of the Hicks Muse Partnership Interests and Moody-Day Stock for the amount of Final Purchase Price allocated to said Assets on the Allocation Schedule, which Assets will be transferred by Seller to Crescent Operating, Inc. in accordance with the Original Closing Obligations applicable to such Assets. Pursuant to Section 21.1 of the Acquisition Agreement, Purchaser and Seller agree that this Amendment shall constitute a Closing Direction (as such term is defined in Section 21.1 of the Acquisition Agreement) by Purchaser to Seller directing Seller to sell the Hicks Muse Partnership Interests and the Moody-Day Stock to Crescent Operating, Inc.

            (d) Covenants and Indemnification. Seller further agrees as follows:

                (i) Seller will not permit any debt or other liabilities, claims, causes of action or liens to attach to CCP-LP or the assets thereof except (A) as the same may be contemplated and allowed by the Acquisition Agreement with regard to the Real Property Assets, (B) the liabilities and/or agreements Purchaser agreed to assume or take subject to pursuant thereto, in accordance with the Original Closing Obligations and (C) those obligations, liens or other liabilities which arise in the ordinary operation of the Real Property Assets during the period following the Effective Conveyance Date (other than those arising out of Seller's acts or failures to act in violation of the terms of the Acquisition Agreement as amended hereby) ;

                (ii) Seller will not transfer or encumber any partnership interest in CCP-LP or any assets owned by CCP-LP and agrees that CCP-LP will conduct no business and take no action from and after its formation except to hold title to the Real Property Assets and observe all of the covenants and obligations of Seller pursuant to the Acquisition Agreement;

                (iii) Seller will pay all of Purchaser's reasonable costs and expenses incurred in connection with the Restructured Transaction including, without limitation, reasonable attorneys fees and expenses in connection with the negotiation and review of this Amendment (with regard to the Restructured Transaction) and any tax analysis thereof; and

                (iv) Seller will indemnify, defend, save and hold Purchaser Indemnitees harmless from and against all demands, claims, allegations, assertions, action or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses (including reasonable legal fees, interest, penalties and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing and whether or not any such demands, claims, allegations, etc., of third parties are meritorious) asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Purchaser Indemnitees, directly or indirectly caused by the formation, ownership or operation thereof by Seller or the change from the Original Closing Obligations to the Restructured Transaction. This indemnity is not intended to nor does it include (a) claims, causes of action or expenses asserted against or incurred by Purchaser as the result of the acts or failures to act of Purchaser other than its agreement to and participation in the Restructured Transaction or (b) assessment of taxes as a result of Purchaser's activities not related to the Restructured Transaction. The indemnity contained herein shall not be subject to the limitations contained in Section 16.7 of the Acquisition Agreement and shall survive Closing.

            (e) Payment of Restructure Notes. At Closing, Purchaser shall pay the Restructure Notes in full.

            (f) No Effect on Purchase Price. The Restructured Transaction shall not affect the amount of the Purchase Price or the Final Purchase Price and the execution and delivery of the Restructure Notes shall not increase the Purchase Price but shall be a form of payment of the Purchase Price. The allocations set forth on Exhibit "A" include an allocation of the Radovir Payment. The Restructure Notes shall be reduced by the amount of the Radovir Payment not paid at the Closing. The amount of the reduction shall be applied to the Restructure Notes in accordance with the direction of Purchaser. Nothing in the foregoing two

(2) sentences shall be construed to reduce the obligation of Purchaser pursuant to Section 2.2.6 of the Acquisition Agreement.

         4. Excluded Assets. Seller and Purchaser acknowledge and agree that the Municipal Bonds described on the attached Exhibit "B" are excluded from the Assets since each had been redeemed prior to the Effective Date of the Acquisition Agreement and the Purchase Price shall be reduced by $225,000. Seller and Purchaser also acknowledge that Seller has agreed to sell the Oil and Gas Interests and the RSE Partnership Interests to a third party for a purchase price of $3,000,000.00 ("RSE/O&G Price"). Provided said transaction is closed prior to the Closing Date, the Oil and Gas Interests and the RSE Partnership Interests shall not be an Asset subject to the Acquisition Agreement and the Purchase Price shall be reduced by the RSE/O&G Price less Seller's reasonable out of pocket expenses incurred in connection with said sale.

         5. Allocation of Final Purchase Price.

            (a) Seller and Purchaser agree that the Purchase Price is allocated to the Assets in accordance with attached Exhibit "A". Seller and Purchaser acknowledge that (i) the allocations set forth on Exhibit "A" were made taking into account the adjustments to the Purchase Price arising out of the sale of the Marketable Securities, the Municipal Bonds and the Airport Leasehold and the exclusion of the Municipal Bonds described in Paragraph 4 of this Amendment and assuming the exclusion of the RSE Partnership Interests and the Oil and Gas Interests; but (ii) the allocations do not reflect adjustments or credits to the Purchase Price as the result of subsequent events and the application of the provisions of the Acquisition Agreement. To the extent that there are adjustments or credits to the Purchase Price, such adjustments or credits shall be reflected as adjustments to the allocations on Exhibit "A" as determined by Purchaser. The allocations contained in Exhibit "A," as adjusted pursuant to the preceding sentence, shall be binding on Seller and Purchaser. As used in this Amendment "Allocation Schedule" means the allocation of the Final Purchase Price as determined in accordance with the provisions of this paragraph 5.

            (b) Purchaser will indemnify, defend, save and hold Seller Indemnitees harmless from and against all demands, claims, allegations, assertions, action or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses (including reasonable legal fees, interest, penalties and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing and whether or not any such demands, claims, allegations, etc., of third parties are meritorious) asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Seller Indemnitees, directly or indirectly caused by the allocation of the Purchase Price set forth on Exhibit "A" or determined in accordance with the provisions of paragraph 5(a) of this Amendment. This indemnity is not intended to nor does it include (a) state, local or federal taxes for which Seller may be liable as a result of the transaction contemplated by the Acquisition Agreement as amended by this Amendment, or (b) claims, causes of action or expenses asserted against or incurred by Seller Indemnitees as the result of the acts or failures of act of Seller Indemnitees other than its agreement to said allocation. The indemnity contained herein shall not be subject to the limitations contained in
Section 16.7 of the Acquisition Agreement and shall survive Closing.

         6. Adjustment Events. Seller and Purchaser acknowledge that Purchaser delivered a First Adjustment Notice on April 14, 1997. Purchaser agrees to extend the deadline for Seller's delivery of a Second Adjustment Notice or a Seller's Adjustment Proposal until not later than May 5, 1997. Nothing in this paragraph shall be construed as amending any other provisions of the Acquisition Agreement relating to Adjustment Events. Except as provided in the next sentence, the parties' execution of this Amendment shall not be construed as a waiver or release of any right, claim or defense arising out of an Adjustment Event. Notwithstanding any provision of the Acquisition Agreement to the contrary, except as provided in the next sentence Purchaser shall not be entitled to claim any Adjustment Event unless Purchaser has delivered written notice to Seller generally describing the occurrence or condition which is the basis of Purchaser's claim of an Adjustment Event on or before 1:00 o'clock P.M. (Central Daylight Savings Time) on the Effective Conveyance Date ("Adjustment Event Deadline"). Provided however, (a) the limitation set forth in the preceding sentence shall not apply to any Adjustment Event based upon Seller's breach of its obligations set forth in Article VIII of the Acquisition Agreement, and (b) the Adjustment Event Deadline applicable to claims arising out of differences between the First Rent Roll and the Closing Rent Roll shall be 5:00 o'clock P.M. (Central Daylight Savings Time) on the earlier of the Closing Date or the third business day after Seller delivers the Closing Rent Roll to Purchaser. If Purchaser fails to deliver a general description of the basis for its claim of an Adjustment Event relating to the situation described in part (b) of the preceding sentence on or before the Adjustment Event Deadline, Purchaser shall be barred from thereafter claiming an Adjustment Event based on the Closing Rent Roll.

         7. Revised Exhibits and Descriptions. The documents attached as Exhibits 1.3.3 and 1.9 of the Acquisition Agreement are hereby superseded in their entirety by the Amended and Restated Exhibits 1.3.3 and 1.9 attached to this Amendment. In addition, the description in the first paragraph of Section
1.3.3 of the Acquisition Agreement is revised to replace the reference to HM2/GP Partners, L.P. to HM2/Management Partners, L. P.

         8. Cooperation Pending Closing. Seller and Purchaser agree to cooperate in the management of the Real Property Assets and the other Assets during the period commencing on April 21, 1997 and continuing through the Closing Date. Without limitation of the foregoing Seller will: (a) negotiate amendments to Leases requested by Purchaser; (b) execute amendments to Leases requested by Purchaser; (c) allow Purchaser to contract (at its expense) with persons and companies ("Third Party Providers") selected by Purchaser to provide services to the Real Property Assets currently provided by Seller, including, but not limited to, janitorial and parking services (the services provided by Third Party Providers are hereafter called "Third Party Services");
(d) allow the Third Party Providers providing the Third Party Services to enter upon the appropriate Properties to perform the Third Party Services, (e) use commercially reasonable efforts not to provide the Third Party Services with its employees, (f) deliver to tenants such notices as Purchaser may reasonably request, including, but not limited to notices regarding the payment of parking fees, (g) not contract with any of Sterling Protective Services, Constructors & Associates or BL&P to provide any services, and (h) use commercially reasonable efforts not to provide any services to tenants of any of the Properties other than those customarily provided to tenants in connection with the rental of real property in Dallas, Addison, Richardson or Farmers Branch, Texas.

         9. Other Changes to Acquisition Agreement. Seller and Purchaser agree to the following additional changes to the Acquisition Agreement (all section references are to sections of the Acquisition Agreement):

            (a) All expenses related to the Assets incurred after the Effective Conveyance Date shall be the responsibility of Purchaser (including costs of salary, employment taxes and benefits of those employees of Seller who will become employees of Purchaser pursuant to Section 21.13) and at the Closing Purchaser shall reimburse Seller for any such expenses paid by Seller.

            (b) The reference to "Closing" in the last sentence of Section
7.3.1.5 is changed to "Effective Conveyance Date".

            (c) The forgiveness or transfer of debt or conversion to capital described in Sections 8.1.10 and 10.1.8 shall be effective the day before the Effective Conveyance Date.

            (d) The reference to "Closing Date" in the last sentence of Section
9.2.1 shall be changed to "Effective Conveyance Date".

            (e) The references to "Closing Date" or "Closing" in Section 10.1.1 (except the last reference to "Closing" in the Section) shall be changed to "Effective Conveyance Date".

            (f) The period contemplated by Section 10.1.2 shall end on the opening of business on the Effective Conveyance Date except for any change caused by Seller's breach of its obligations pursuant to the Acquisition Agreement.

            (g) The references to "Closing Date" in Section 10.4 shall be changed to "Effective Conveyance Date".

            (h) The assumptions contemplated by Sections 13.3,13.4,13.5 and
13.6 shall be effective as of the Effective Conveyance Date except for any liabilities which are incurred as a result of Seller's acts or failures to act which are breaches of Seller's agreement pursuant to the Acquisition Agreement.

            (i) Strike the word "Closing" at the end of the next to the last sentence of Section 16.7 and add the following prior to the period: "Effective Conveyance Date except to extent liability arises out of Seller's breach of any of said agreements or this Agreement".

            (j) The reference to "Closing Date" in Section 21.13 shall be changed to "Effective Conveyance Date".

            (k) Interest (but not principal) actually paid pursuant to any of the Promissory Notes which is attributable to periods before and after the Effective Conveyance Date shall be prorated on a per diem basis as of the Effective Conveyance Date. The provisions of the Acquisition Agreement relating to the treatment of principal payments shall not be changed and all principal payments received subsequent to the Effective Date shall be credited to or retained by Purchaser.

            (l) The deadline for the delivery of any consents or estoppels established in the Acquisition Agreement as the Closing Date shall be May 9, 1997.

         10. Tax Treatment. Purchaser and Seller agree that (a) Seller shall report for federal, state and local purposes all income and expenses attributable to the Assets through the Closing Date of May 9, 1997 as Seller's income and expenses, and Seller shall be entitled to receive the net cash flow generated by such Assets through the Closing Date of May 9, 1997, (b) the income of Moody-Day for the period through April 30, 1997 shall be included in the consolidated income tax return of the affiliated group of which CCP is the common parent, and (c) the provisions of this paragraph 10 shall not affect nor modify the provisions of this Amendment or of the Acquisition Agreement regarding proration of income and expenses.

         11. Ratification. Seller and Purchaser ratify and confirm the Acquisition Agreement as amended by this Amendment.

         12. Execution. This Amendment may be executed in counterparts.



                            [SIGNATURE PAGES FOLLOW]

         EXECUTED on this the ____ day of April, 1997.

                                       SELLER:

                                       CARTER-CROWLEY PROPERTIES, INC.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       HI CAPITAL CORP.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       METROPORT REALTY CORPORATION,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       HI PRODUCTION COMPANY, INC.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Ronald L. Carter, President


                                       DALLAS MAVERICKS, INC.,
                                       a Texas corporation

                                       By:
                                           -----------------------------------
                                           Donald J. Carter, President

         EXECUTED on this the ____ day of April, 1997.

                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation,
                                        General Partner


                                        By:
                                            -----------------------------------
                                            James M. Eidson, Jr.
                                            Sr. Vice President, Acquisitions

                              AMENDED AND RESTATED
                     FIRST AMENDMENT TO MAVERICKS AGREEMENT

         This Amended and Restated First Amendment to Mavericks Agreement ("Amendment") is entered into by and between DALLAS MAVERICKS, INC., a Texas corporation ("DMI" or "Seller"), and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), to be effective as of the 18th day of April, 1997 (the "Effective Date") in light of the following recitals.

                               R E C I T A L S :

         Heretofore, Seller and Purchaser entered into a certain Acquisition Agreement (Mavericks Agreement) with an effective date of February 10, 1997 (the "Acquisition Agreement"). On April 18, 1997, Seller and Purchaser entered into a certain First Amendment to Mavericks Agreement (the "First Amendment"). Seller and Purchaser desire to amend and restate the First Amendment by the execution and delivery of this Amendment, with the First Amendment having no effect whatsoever from and after the execution hereof. Unless defined herein, all capitalized terms shall have the meaning provided in the Acquisition Agreement.

         Seller and Purchaser have agreed that in lieu of selling certain of the assets directly to Purchaser, Seller will (a) sell the Promissory Notes and the "Arena Rights" (as hereafter defined) to Crescent Real Estate Equities, Ltd., a Delaware corporation, general partner of Purchaser ("Crescent GP"), and
(b) sell the DBL Partnership Interests except the Arena Rights to Crescent Operating, Inc., a Delaware corporation ("Crescent Operating"). The transaction described in this paragraph and paragraph 3 herein is hereafter called the "Restructured Transaction". As used herein, the term "Arena Rights" shall mean the rights described in paragraph 3 of that certain Amended and Restated Right of First Refusal Agreement dated July 1, 1996, among Hillwood DBL, Ltd., a Texas limited partnership, Hillwood Basketball Partners, Ltd., a Texas limited partnership, DMI and Dallas Basketball Limited, a Texas limited partnership.

         Seller and Purchaser have agreed to amend the Acquisition Agreement to
(a) provide for the Restructured Transaction, (b) change the Closing Date in accordance with the terms of this Amendment, (c) adjust the Purchase Price to compensate Seller for the extension of the Closing Date, and (d) incorporate the other provisions of this Amendment.

         Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Purchaser agree as follows:

         1. Closing Date. Article X of the Acquisition Agreement is amended to provide that the Closing Date shall be May 9, 1997 but that the closing documents shall be effective as if Closing occurred as of the opening of business on April 21, 1997 (the "Effective Conveyance Date").

         2. Payment of Purchase Price. The following provisions shall be in lieu of the provisions of Section 12.1 of the Acquisition Agreement:

         As used herein the term: (i) "Adjustment Interest" means the interest which would accrue on the Adjusted Purchase Price at the simple interest rate of 6.5% per annum from April 21, 1997 to the Closing Date; (ii) "Adjusted Purchase Price"means the Purchase Price adjusted by (A) any adjustments or reductions provided by the terms of the Acquisition Agreement and (B) any credits to the Purchase Price to which Purchaser is entitled pursuant to the further terms of the Acquisition Agreement; (ii) "Final Purchase Price" shall mean the Adjusted Purchase Price plus the Adjustment Interest. On the Closing Date Purchaser shall pay the Final Purchase Price [including that part represented by the Restructure Note (hereafter defined)] by wire transfer to a financial institution ("Wire Transferee") domiciled in the United States in accordance with Seller's written instructions (delivered to Purchaser at least two business days prior to the Closing Date) by no later than 12:00 o'clock P.M. (Central Daylight
         Time) ("Wire Transfer Deadline"). If the Wire Transferee does not receive electronic notice of the wire transfer by the Wire Transfer Deadline, Purchaser shall not be in default provided by no later than 12:00 o'clock P.M. (Central Daylight Time) on the first business day following the Closing Date, the Wire Transferee receives electronic notice of such wire transfer of the Final Purchase Price plus interest calculated on the Adjusted Purchase Price at the rate of 6.5% per annum from the Closing Date until Wire Transferee's receipt of electronic notice of such wire transfer. At Closing Purchaser shall also execute, deliver and if required acknowledge the documents described in Section 12.1.1 and 12.2 and perform the obligations described therein as modified by the provisions of paragraph 3 of this Amendment.

         3. Restructured Transaction. Seller and Purchaser agree that the closing of the purchase and sale of the assets described in this Paragraph 3 will be restructured as follows:

            (a) Promissory Notes and Arena Rights. The Promissory Notes and Arena Rights will be conveyed by Seller to Crescent GP; however, Crescent GP will deliver to Seller at Closing a demand promissory note (the "Restructure Note") in an amount agreed to by Seller and Purchaser on or before Closing, payable to the order of Seller, in the form reasonably agreed upon by the parties hereto. Immediately thereafter, Crescent GP will transfer the Promissory Notes and Arena Rights to Purchaser and Purchaser will assume the Restructure Note. Immediately thereafter, Purchaser will pay the Restructure Note.

            (b) Partnership Interests (Without the Arena Rights). Purchaser agrees that Crescent Operating, Inc., a Delaware corporation, will be the purchaser of the DBL Partnership Interests (without the Arena Rights) for an amount agreed to by Seller and Purchaser on or before Closing, which assets will be transferred by Seller to Crescent Operating, Inc. in accordance with the provisions of the Acquisition Agreement. Pursuant to Section 17.1 of the Acquisition Agreement, Purchaser and Seller agree that this Amendment shall constitute a Closing Direction (as such term is defined in Section 17.1 of the Acquisition Agreement) by

Purchaser to Seller directing Seller to sell the DBL Partnership Interests (without the Arena Rights) to Crescent Operating, Inc.

            (c) Payment of Fees and Expenses. Seller will pay all of Purchaser's reasonable costs and expenses incurred in connection with the Restructured Transaction including, without limitation, reasonable attorneys fees and expenses in connection with the negotiation and review of this Amendment (with regard to the Restructured Transaction) and any tax analysis thereof.

            (d) Payment of Restructure Note. At Closing, Purchaser shall pay the Restructure Note in full.

            (e) No Effect on Purchase Price. The Restructured Transaction shall not affect the amount of the Purchase Price or the Final Purchase Price and the execution and delivery of the Restructure Note shall not increase the Purchase Price but shall be a form of payment of the Purchase Price.

         4. Allocation of Purchase Price. On or before Closing, Seller and Purchaser will agree to an allocation of the Purchase Price and the amounts to be paid pursuant to Paragraphs 3(a) and 3(b), above. To the extent that there are adjustments or credits to the Purchase Price, such adjustments or credits shall be reflected as adjustments to the agreed upon allocations, as determined by Purchaser.

         5. Other Changes to Acquisition Agreement. Seller and Purchaser agree to the following additional changes to the Acquisition Agreement (all section references are to sections of the Acquisition Agreement).

            (a) The reference to "Closing" in the last sentence of Section
6.2.1.5 shall be changed to "Effective Conveyance Date."

            (b) The references to "Closing Date" or "Closing" in Section 9.1.1 (except the last reference to "Closing" in the Section) shall be changed to "Effective Conveyance Date."

            (c) The period contemplated by Section 9.1.2 shall end on the opening of business on the Effective Conveyance Date except for any changes caused by Seller's breach of its agreements pursuant to the Acquisition Agreement.

         6. Deadline for Delivery of Consents. Notwithstanding any provision of this Amendment or the Acquisition Agreement to the contrary, the date by which the NBA Consent, the Partnership Consents and the Estoppel Certificates must be delivered in accordance with the terms of the Acquisition Agreement shall be the Closing Date as extended by this Amendment.

         7. Ratification. Seller and Purchaser ratify and confirm the Acquisition Agreement as amended by this Amendment.

         8. Counterparts. This Amendment may be executed in counterparts.

        EXECUTED on this the ____ day of May, 1997, to be effective on the Effective Date.


                                    SELLER:

                                    DALLAS MAVERICKS, INC.,
                                    a Texas corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Its:
                                        ---------------------------------------


                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation,
                                        General Partner


                                        By:
                                           ------------------------------------

                       POST-CLOSING ADJUSTMENT AMENDMENT
                             TO MAVERICKS AGREEMENT

         This Post-Closing Adjustment Amendment to Mavericks Agreement ("Amendment") is entered into by and between DALLAS MAVERICKS, INC., a Texas corporation ("DMI" or "Seller"), and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), on the 8th day of May (the "Effective Date") in light of the following recitals.

                               R E C I T A L S :

         Heretofore, Seller and Purchaser entered into a certain Acquisition Agreement (Mavericks Agreement) with an effective date of February 10, 1997 (the "Acquisition Agreement"). On May 8, 1997, effective as of April 18, 1997, Seller and Purchaser entered into a certain Amended and Restated First Amendment to Mavericks Agreement (the "First Amendment") and on May 8, 1997, Seller and Purchaser entered into a certain Allocation Amendment to Mavericks Agreement ("Allocation Amendment"). The Acquisition Agreement as amended by the First Amendment is referred to herein as the "Agreement." Seller and Purchaser desire to further amend the Agreement by the execution and delivery of this Amendment. Unless defined herein, all capitalized terms shall have the meaning provided in the Agreement.

         Seller and Purchaser have agreed to share certain specific costs incurred in connection with the transaction described in the Agreement in the manner set forth herein.

         Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Purchaser agree as follows:

         1. DMI Agreement Expenses. Seller and Purchaser agree that any and all fees and expenses incurred in connection with obtaining the consent of the National Basketball Association or Dallas Basketball Limited (or the general partner thereof) in connection with the transfers contemplated by the Agreement and payable to or at the direction of either the National Basketball Association or Dallas Basketball Limited (or the general partner thereof) (collectively, the "DMI Agreement Expenses") will be paid by Purchaser up to $10,000.00, with any DMI Agreement Expenses in excess of $10,000.00 being paid by Seller. Seller and Purchaser agree that at such time as either of them or an affiliate receives an invoice or other evidence that any DMI Agreement Expense is due, it will give the other party notice and they will cooperate in the prompt payment of such invoice or fee prior to delinquency in accordance with the agreement contained herein. The obligations set forth in this Amendment will survive the closing of the transaction described in the Agreement.

         2. No Further Adjustments in Connection with DMI Agreement Expenses. Notwithstanding any agreement or provision to the contrary of the Agreement or any related agreement by or among the parties hereto or any affiliate thereof, the post-closing adjustments set forth in Paragraph 1, above, will be the sole adjustments regarding the DMI Agreement Expenses.

         3. Ratification. Seller and Purchaser ratify and confirm the Agreement as amended by this Amendment.

         4. Counterparts. This Amendment may be executed in counterparts.

         EXECUTED on the date first above written.


                                    SELLER:

                                    DALLAS MAVERICKS, INC.,
                                    a Texas corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Its:
                                        ---------------------------------------


                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation,
                                        General Partner


                                        By:
                                           ------------------------------------

                  ALLOCATION AMENDMENT TO MAVERICKS AGREEMENT

         This Allocation Amendment to Mavericks Agreement ("Amendment") is entered into by and between DALLAS MAVERICKS, INC., a Texas corporation ("DMI" or "Seller"), and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), on the ___ day of May (the "Effective Date") in light of the following recitals.

                               R E C I T A L S :

         Heretofore, Seller and Purchaser entered into a certain Acquisition Agreement (Mavericks Agreement) with an effective date of February 10, 1997 (the "Acquisition Agreement"). On May ___, 1997, effective as of April 18, 1997, Seller and Purchaser entered into a certain Amended and Restated First Amendment to Mavericks Agreement (the "First Amendment"). The Acquisition Agreement as amended by the First Amendment is referred to herein as the "Agreement." Seller and Purchaser desire to further amend the Agreement by the execution and delivery of this Amendment. Unless defined herein, all capitalized terms shall have the meaning provided in the Agreement.

         Seller and Purchaser have agreed to the allocations set forth herein as contemplated by Paragraph 4 of the First Amendment.

         Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Purchaser agree as follows:

         1. Allocation of Purchase Price. Seller and Purchaser agree that the Purchase Price is allocated in accordance with the Attached Exhibit "A." The allocations contained in Exhibit "A", as adjusted pursuant to Paragraph 4 of the First Amendment, shall be binding on Seller and Purchaser and that allocation is referred to as the "Allocation Schedule."

         2. Amount of Restructure Note. The amount of the Restructure Note is the amount allocated to the Promissory Notes and Arena Rights shown on the Allocation Schedule. Such amount is the amount referred to in Paragraph 3(a) of the First Amendment. The amount referred to in Paragraph 3(b) of the First Amendment is the amount allocated to the DBL Partnership Interests (without Arena Rights) set forth on the Allocation Schedule.

         3. Ratification. Seller and Purchaser ratify and confirm the Agreement as amended by this Amendment.

         4. Counterparts. This Amendment may be executed in counterparts.

         EXECUTED on the date first above written.


                                    SELLER:

                                    DALLAS MAVERICKS, INC.,
                                    a Texas corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Its:
                                        ---------------------------------------


                                    PURCHASER:

                                    CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    BY: CRESCENT REAL ESTATE EQUITIES,
                                        LTD., a Delaware corporation,
                                        General Partner


                                        By:
                                           ------------------------------------




                                       2